Filed Pursuant to Rule 497
Registration Statement No. 333-113671

PROSPECTUS

20,000,000 Shares

Common Stock

We are an internally managed closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

Our investment objective is to achieve current income and capital gains. We seek to achieve our investment objective by investing in companies in a variety of industries, non-investment grade commercial mortgage-backed securities, and collateralized debt obligation bonds and preferred shares. No assurances can be given that we will continue to achieve our objective.

Please read this prospectus, and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It contains important information about us. The SEC maintains an Internet website (http://www.sec.gov) that contains other information about us.

We may offer, from time to time, up to 20,000,000 shares of our common stock in one or more offerings.

The shares of common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering.

Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” As of September 13, 2004, the last reported sale price on the New York Stock Exchange for the common stock was $25.48.

You should review the information, including the risk of leverage, set forth under “Risk Factors” on page 10 of this prospectus before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representations to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

 September 14, 2004

      We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 20,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with the additional information described under “Where You Can Find Additional Information” in the “Prospectus Summary” and “Risk Factors” sections before you make an investment decision.

(i)

PROSPECTUS SUMMARY

      The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referred to in this prospectus.

      In this prospectus or any accompanying prospectus supplement, unless otherwise indicated,“Allied Capital”, “we”, “us” or “our” refer to Allied Capital Corporation and its subsidiaries.

BUSINESS (Page 64)

      As a business development company, we are in the private equity business. We provide long-term debt and equity capital. We have participated in the private equity business for over 40 years and have financed thousands of companies nationwide. Our investment objective is to achieve current income and capital gains.

      We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets, or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      Our investment activity is primarily focused in three areas:

•	Lending subordinated debt with or without equity features to middle market companies (mezzanine investing),

•	Buying controlling equity stakes in middle market companies (buyout investing), and

•	Investing in non-investment grade classes of commercial mortgage-backed securities (CMBS) and collateralized debt obligations (CDOs).

      Our investments are long-term in nature, privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid.

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, valuing and ultimately exiting our investments. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a year to complete, depending on the complexity of the transaction.

      Our private finance portfolio is primarily composed of mezzanine loans and equity securities. This capital is used by portfolio companies to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, or other types of financings. We generally target companies in less cyclical industries with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow.

      Our primary commercial real estate investments are in the non-investment grade classes of CMBS bonds. We generally invest at the initial issuance of the CMBS, and are able to review the underlying collateral of mortgage loans as if we were making an initial decision to fund such loans and to determine if we want to exclude any loans that do not meet our credit, collateral, structural or other standards. We are also able to negotiate to acquire the securities at significant discounts from their face value. In addition to our CMBS investments, we have invested in the bonds and preferred shares of CDOs.

      Our investments are typically structured to provide recurring cash flow in the form of interest income to us as the investor. In addition to earning interest income, we may structure our investments to generate income from management, diligence, structuring, or other fees. Our total return may be enhanced through capital gains.

      As a private equity investor, we believe that we have certain competitive advantages including:

•	Access to public equity markets generally gives us a lower cost of capital than that of other private equity funds, and

•	Our capital structure is perpetual in nature and may enable us to be a better long-term partner for our portfolio companies than other private equity funds that may have a limited life.

      We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended, which we refer to as the Code. Our status as a regulated investment company generally eliminates a corporate level income tax on taxable income we timely distribute to our stockholders as dividends, if certain requirements are met. See “Tax Status”. We pay regular quarterly dividends based upon an estimate of annual taxable income. Since 1963, our portfolio has generally provided sufficient ordinary taxable income and net capital gains to sustain or grow our dividends over time.

      We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the “1940 Act.”

      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. A business development company is required to invest at least 70% of its assets in eligible portfolio companies. A business development company must also maintain a coverage ratio of assets to senior securities of at least 200%. See “Certain Government Regulations.”

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC, 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York, Chicago and Los Angeles.

      Our Internet website address is www.alliedcapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.”

DETERMINATION OF

NET ASSET VALUE (Page 86)

      Our portfolio investments are generally recorded at fair value as determined in good faith by our Board of Directors in the absence of readily available public market values. At June 30, 2004, portfolio investments recorded at fair value were approximately 87% of our total assets.

      Pursuant to the requirements of the 1940 Act, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these portfolio investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead we are required to specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired including where collection of a loan or realization of an equity security is doubtful or when the enterprise value of the company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer including the sum of the values of all debt and equity securities used to capitalize the enterprise at a point in time. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the change in the value of each investment in our portfolio. Any changes in value are recorded in our statement of operations as “net change in unrealized appreciation or depreciation.”

PLAN OF DISTRIBUTION (Page 120)

      We may offer, from time to time, up to 20,000,000 shares of our common stock, on terms to be determined at the time of the offering.

      Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. The offering price per share of our common stock less any underwriting commission or discount will not be less than the net asset value per share of our common stock at the time we make the offering.

      Our shares of common stock may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our shares of common stock, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

      We may not sell shares of common stock pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such shares.

USE OF PROCEEDS (Page 18)

      We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investments in the debt or equity securities of primarily private companies, non-investment grade commercial mortgage-backed securities or the bonds and preferred shares of collateralized debt obligations, repayment of indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS (Page 19)

      We intend to pay quarterly dividends to holders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors on a quarterly basis.

DIVIDEND REINVESTMENT PLAN (Page 113)

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends. New shareholders must notify our transfer agent in writing if they wish to enroll in the dividend reinvestment plan.

RISK FACTORS (Page 10)

      Investment in our shares of common stock involves a number of significant risks relating to our business and our investment objective that you should consider before purchasing our shares of common stock.

      Our portfolio of investments is generally illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations or in the event we are required to fulfill our obligations under agreements pursuant to which we guarantee the repayment of indebtedness by third parties.

      An economic slowdown may affect the ability of a portfolio company to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

      We purchase controlling equity stakes in companies and our total debt and equity investment in controlled companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more controlled companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200% which may affect returns to shareholders. We borrow funds to make investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities.

      A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow.

      To maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

      We may not be able to pay dividends and failure to qualify as a regulated investment company for tax purposes could have a material adverse effect on our total return, if any.

      Also, we are subject to certain risks associated with valuing our portfolio, investing in non-investment grade commercial mortgage-backed securities and collateralized debt obligations, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

      Our common stock price may be volatile due to market factors that may be beyond our control.

CERTAIN ANTI-TAKEOVER

PROVISIONS (Page 116)

      Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for Allied Capital. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FEES AND EXPENSES

     This table describes the various costs and expenses that an investor in our shares of common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)(1)	—%
Dividend reinvestment plan fees(2)	None
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(3)
Operating expenses(4)	4.4%
Interest payments on borrowed funds(5)	4.0%

Total annual expenses(6)(7)	8.4%

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of our dividend reinvestment plan are included in “Operating expenses.” We do not have a stock purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases or sales, if any. See “Dividend Reinvestment Plan.”

(3)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities), which at June 30, 2004, was $1.9 billion.

(4)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2004, excluding interest on indebtedness. This percentage of consolidated net assets for the year ended December 31, 2003, was 3.1%.

(5)	The “Interest payments on borrowed funds” represents our estimated interest expenses for the year ending December 31, 2004. We had outstanding borrowings of $1,058.8 million at June 30, 2004. This percentage for the year ended December 31, 2003, was 4.0%. See “Risk Factors.”

(6)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “Total annual expenses” would be 5.0% of consolidated total assets.

(7)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.

Example

     The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$84	$252	$420	$840

     Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at or above net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be higher than, at, or below net asset value.

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information at and for the years ended December 31, 2003 and 2002, has been derived from our financial statements that were audited by KPMG LLP. Financial information at and for the years ended December 31, 2001, 2000, and 1999, has been derived from our financial statements that were audited by Arthur Andersen LLP. For important information about Arthur Andersen LLP, see the section entitled “Notice Regarding Arthur Andersen LLP.” Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the six months ended June 30, 2004, are not necessarily indicative of the results that may be expected for the year ending December 31, 2004. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 20 for more information.

	Six Months
	Ended June 30,		Year Ended December 31,

(in thousands,	2004	2003	2003	2002	2001	2000	1999
except per share data)

	(unaudited)
Operating Data:
Interest and related portfolio income:
Interest and dividends	$147,712	$132,658	$290,719	$264,042	$240,464	$182,307	$121,112
Loan prepayment premiums and premiums from loan dispositions	4,017	2,758	8,172	2,776	2,504	16,138	14,284
Fees and other income	17,536	14,928	30,338	43,110	46,142	13,144	5,744

Total interest and related portfolio income	169,265	150,344	329,229	309,928	289,110	211,589	141,140

Expenses:
Interest	37,096	37,280	77,233	70,443	65,104	57,412	34,860
Employee	17,893	17,379	36,945	33,126	29,656	26,025	22,889
Individual performance award	6,382	—	—	—	—	—	—
Administrative	14,903	9,498	22,387	21,504	15,299	15,435	12,350

Total operating expenses	76,274	64,157	136,565	125,073	110,059	98,872	70,099

Net investment income before income taxes	92,991	86,187	192,664	184,855	179,051	112,717	71,041
Income tax expense (benefit)	(544)	(1,081)	(2,466)	930	(412)	—	—

Net investment income	93,535	87,268	195,130	183,925	179,463	112,717	71,041

Net realized and unrealized gains (losses):
Net realized gains	174,453	56,879	75,347	44,937	661	15,523	25,391
Net change in unrealized appreciation or depreciation	(152,338)	(64,334)	(78,466)	(571)	20,603	14,861	2,138

Total net gains (losses)	22,115	(7,455)	(3,119)	44,366	21,264	30,384	27,529

Net increase in net assets resulting from operations	$115,650	$79,813	$192,011	$228,291	$200,727	$143,101	$98,570

Per Share:
Diluted earnings per common share	$0.88	$0.71	$1.62	$2.20	$2.16	$1.94	$1.64
Dividends per common share(1)	$1.14	$1.14	$2.28	$2.23	$2.01	$1.82	$1.60
Weighted average common shares outstanding – diluted(2)	131,620	112,291	118,351	103,574	93,003	73,472	60,044

		At December 31,
	At June 30,
(in thousands,	2004	2003	2002	2001	2000	1999
except per share data)

	(unaudited)
Balance Sheet Data:
Portfolio at value	$2,784,814	$2,584,599	$2,488,167	$2,329,590	$1,788,001	$1,228,497
Total assets	3,180,387	3,019,870	2,794,319	2,460,713	1,853,817	1,290,038
Total debt outstanding(3)	1,058,780	954,200	998,450	1,020,806	786,648	592,850
Preferred stock issued to Small Business Administration(3)	—	6,000	7,000	7,000	7,000	7,000
Shareholders’ equity	1,904,711	1,914,577	1,546,071	1,352,123	1,029,692	667,513
Shareholders’ equity per common share (net asset value)(4)	$14.77	$14.94	$14.22	$13.57	$12.11	$10.20
Common shares outstanding at period end(2)	128,960	128,118	108,698	99,607	85,057	65,414

	Six Months Ended
	June 30,		Year Ended December 31,

	2004	2003	2003	2002	2001	2000	1999

	(unaudited)
Other Data:
Investments funded	$795,080	$526,399	$931,450	$506,376	$680,329	$901,545	$751,871
Principal collections related to investment repayments or sales	430,861	426,985	783,967	356,641	204,441	391,275	337,929
Realized gains	204,003	61,311	94,305	95,562	10,107	28,604	31,536
Realized losses	(29,550)	(4,432)	(18,958)	(50,625)	(9,446)	(13,081)	(6,145)

	2004		2003				2002

(in thousands,	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
except per share data)
Quarterly Data (unaudited):
Total interest and related portfolio income	$87,500	$81,765	$90,015	$88,870	$77,214	$73,130	$78,015	$76,329	$73,193	$82,391
Net investment income	48,990	44,545	54,254	53,608	44,598	42,670	42,401	45,094	42,561	53,869
Net increase in net assets resulting from operations	95,342	20,308	78,454	33,744	59,940	19,873	53,356	45,520	73,454	55,961
Diluted earnings per common share	0.73	0.15	0.62	0.28	0.52	0.18	0.51	0.44	0.71	0.55
Dividends declared per common share(5)	0.57	0.57	0.57	0.57	0.57	0.57	0.59	0.56	0.55	0.53
Net asset value per common share(4)	14.77	14.60	14.94	14.46	14.23	14.05	14.22	13.95	14.02	13.71

(1)	Dividends are based on taxable income, which differs from income for financial reporting purposes.

(2)	Excludes 234,977 and 516,779 common shares held in the deferred compensation trust at and for the years ended December 31, 2000 and 1999, respectively.

(3)	See “Senior Securities” on page 60 for more information regarding our level of indebtedness.
(4)	We determine net asset value per common share as of the last day of the period. The net asset values shown are based on outstanding shares at the end of each period.
(5)	Dividends declared per common share for the fourth quarter of 2002 included the regular quarterly dividend of $0.56 per common share and an extra dividend of $0.03 per common share.

WHERE YOU CAN FIND

ADDITIONAL INFORMATION

      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the securities being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 450 Fifth Street, NW, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549. You can also inspect reports and other information we file at the offices of the New York Stock Exchange, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

RISK FACTORS

      Investing in Allied Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective.

      Our portfolio of investments is illiquid. We generally acquire our investments directly from the issuer in privately negotiated transactions. The majority of the investments in our portfolio are typically subject to restrictions on resale or otherwise have no established trading market. We typically exit our investments when the portfolio company has a liquidity event such as a sale, recapitalization, or initial public offering of the company. The illiquidity of our investments may adversely affect our ability to dispose of debt and equity securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation would be significantly less than the current value of such investments.

      Investing in private companies involves a high degree of risk. Our portfolio consists of primarily long-term loans to and investments in private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally no publicly available information about the companies in which we invest, and we rely significantly on the diligence of our employees and agents to obtain information in connection with our investment decisions. In addition, some smaller businesses have narrower product lines and market shares than their competition and may be more vulnerable to customer preferences, market conditions, loss of key personnel, or economic downturns, which may adversely affect the return on, or the recovery of, our investment in such businesses.

      Substantially all of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments. At June 30, 2004, portfolio investments recorded at fair value were approximately 87% of our total assets. Pursuant to the requirements of the 1940 Act, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors on a quarterly basis. Since there is typically no readily available market value for the investments in our portfolio, our Board of Directors determines in good faith the fair value of these investments pursuant to a valuation policy and a consistently applied valuation process.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically value each individual investment on a quarterly basis and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Without a readily available market value and because of the inherent uncertainty of valuation, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

      Economic recessions or downturns could impair our portfolio companies and harm our operating results. Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event such as a sale, recapitalization, or initial public offering. Our nonperforming assets are likely to increase and the value of our portfolio is likely to decrease during these periods. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income, and assets.

      Our business of making private equity investments and positioning them for liquidity events also may be affected by current and future market conditions. The absence of an active senior lending environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of gains realized on our investments.

      Our borrowers may default on their payments, which may have an effect on our financial performance. We make long-term unsecured, subordinated loans and invest in equity securities, which may involve a higher degree of repayment risk. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. Numerous factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

      Our private finance investments may not produce current returns or capital gains. Private finance investments are typically structured as debt securities with a relatively high fixed rate of interest and with equity features such as conversion rights, warrants, or options. As a result, private finance investments are generally structured to generate interest income from the time they are made and may also produce a realized gain from an accompanying equity feature. We cannot be sure that our portfolio will generate a current return or capital gains.

      Our financial results could be negatively affected if Business Loan Express fails to perform as expected. Business Loan Express, LLC (BLX) is our largest portfolio investment. Our financial results could be negatively affected if BLX, as a portfolio company, fails to perform as expected or if government funding for, or regulations related to the Small Business Administration 7(a) Guaranteed Loan Program change. At June 30, 2004, the investment totaled $352.8 million at value, or 11.1% of total assets.

      In addition, as controlling equity owner of BLX, we have provided an unconditional guaranty to BLX’s senior credit facility lenders in an amount equal to 50% of BLX’s total obligations on its $275.0 million revolving credit facility. The amount we have guaranteed at June 30, 2004, was $86.6 million. This guaranty can only be called in the event of a default by BLX. At June 30, 2004, we had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX.

      Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected. We purchase controlling equity stakes in companies and our total debt and equity investment in controlled companies may be significant individually or in the aggregate. Investments in controlled portfolio companies are generally larger and in fewer companies than our investments in companies that we do not control. As a result, if a significant investment in one or more controlled companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies.

      Investments in non-investment grade commercial mortgage-backed securities and collateralized debt obligations may be illiquid, may have a higher risk of default, and may not produce current returns. The commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares in which we invest are not investment grade, which means that nationally recognized statistical rating organizations rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”), and are sometimes referred to as “junk bonds.” Non-investment grade commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares tend to be less liquid, may have a higher risk of default and may be more difficult to value. Non-investment grade securities usually provide a higher yield than do investment grade securities, but with the higher return comes greater risk of default. In addition, the fair value of these securities may change as interest rates change over time. Economic recessions or downturns may cause defaults or losses on collateral securing these securities to increase. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not ensured.

      We may not borrow money unless we maintain asset coverage for indebtedness of at least 200%, which may affect returns to shareholders. We must maintain asset coverage for total borrowings of at least 200%. Our ability to achieve our investment objective may depend in part on our continued ability to maintain a leveraged capital structure by borrowing from banks, insurance companies or other lenders on favorable terms. There can be no assurance that we will be able to maintain such leverage. If asset coverage declines to less than 200%, we may be required to sell a portion of our investments when it is disadvantageous to do so. As of June 30, 2004, our asset coverage for senior indebtedness was 296%.

      We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies, and other lenders. Lenders of these senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At June 30, 2004, we had $1,058.8 million of outstanding indebtedness bearing a weighted average annual interest cost of 6.8%. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 2.3%.

      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $3,180.4 million in total assets, (ii) an average cost of funds of 6.8%, (iii) $1,058.8 million in debt outstanding and (iv) $1,904.7 million of shareholders’ equity.

Assumed Return on Our Portfolio

(net of expenses)

	-20%	-10%	-5%	0%	5%	10%	20%

Corresponding return to shareholder	-37.4%	-20.7%	-12.3%	-4.0%	4.4%	12.7%	29.4%

      Changes in interest rates may affect our cost of capital and net investment income. Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which would reduce our net investment income. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We utilize our revolving line of credit as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with long-term fixed-rate debt and equity. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% change in interest rates would have affected our net income by less than 1% over a one year horizon. Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect net increase in net assets resulting from operations, or net income. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

      We will continue to need additional capital to grow because we must distribute our income. We will continue to need capital to fund growth in our investments. Historically, we have borrowed from financial institutions and have issued equity securities. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our taxable ordinary income, which excludes realized net long-term capital gains, to our shareholders to maintain our regulated investment company status. As a result, such earnings will not be available to fund investment originations. We expect to continue to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which could have a material adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

      Loss of regulated investment company tax treatment would substantially reduce net assets and income available for dividends. We have operated so as to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. If we meet source of income, asset diversification, and distribution requirements, we will not be subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a regulated investment company, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a regulated investment company, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our taxable income, we generally will be subject to a 4% excise tax.

      There is a risk that you may not receive dividends or distributions. We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facilities limit our ability to declare dividends if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. In addition, in accordance with accounting principles generally accepted in the United States of America and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest which represents contractual interest added to the loan balance that becomes due at the end of the loan term. The increases in loan balances as a result of contractual payment-in-kind arrangements are included in income in advance of receiving cash payment and are separately included in the change in accrued or reinvested interest and dividends in our consolidated statement of cash flows. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to maintain our status as a regulated investment company.

      We operate in a competitive market for investment opportunities. We compete for investments with a large number of private equity funds and mezzanine funds, investment banks and other equity and non-equity based investment funds, and other sources of financing, including traditional financial services companies such as commercial banks. Some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

      We depend on key personnel. We depend on the continued services of our executive officers and other key management personnel. If we were to lose any of these officers or other management personnel, such a loss could result in inefficiencies in our operations and lost business opportunities.

      Changes in the law or regulations that govern us could have a material impact on us or our operations. We are regulated by the SEC and the Small Business Administration. In addition, changes in the laws or regulations that govern business development companies, regulated investment companies, real estate investment trusts, and small business investment companies may significantly affect our business. Any change in the law or regulations that govern our business could have a material impact on us or our operations. Laws and regulations may be changed from time to time, and the interpretations of the relevant laws and regulations also are subject to change. For additional information regarding the laws and regulations we are subject to, see the section entitled “Certain Government Regulations.”

      Our ability to invest in private companies may be limited in certain circumstances. If we are to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an “eligible portfolio company” and the marginable securities requirement, see the section entitled “Certain Government Regulations.”

      Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the BDC industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

      Until the question raised by the staff of the SEC pertaining to the Federal Reserve’s 1998 change to its margin rules has been addressed by legislative, administrative or judicial action, we intend to treat as qualifying assets only those debt and equity securities that are issued by a private company that has no marginable securities outstanding at the time we purchase such securities. As a result, we will not invest in a private company with outstanding debt securities unless at the time of and after giving effect to such investment, at least 70% of our total assets are qualifying assets.

      Results may fluctuate and may not be indicative of future performance. Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the degree to which we encounter competition in our markets, and general economic conditions.

      Our common stock price may be volatile. The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity anticipation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or regulated investment companies;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Disclosure Regarding Forward-Looking Statements

      Information contained or incorporated by reference in this prospectus, and the accompanying prospectus supplement, if any, may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus, and the accompanying prospectus supplement, if any, and in any exhibits to the registration statement of which this prospectus, and the accompanying prospectus supplement, if any, is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for debt and equity capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus or any accompanying prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or any accompanying supplement to this prospectus.

USE OF PROCEEDS

      We intend to use the net proceeds from selling shares of our common stock for general corporate purposes, which may include investment in the debt or equity securities of primarily private companies or non-investment grade commercial mortgage-backed securities and collateralized debt obligation bonds and preferred shares, repayment of indebtedness, acquisitions and other general corporate purposes. Because our primary business is to provide long-term debt and equity capital to small and middle-market companies, we are constantly identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise equity capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

      We anticipate that substantially all of the net proceeds of any offering of shares of our common stock will be used, as described above, within six months, but in no event longer than two years. Pending investment, we intend to invest the net proceeds of any offering of shares of our common stock in time deposits, income-producing securities with maturities of three months or less that are issued or guaranteed by the federal government or an agency of the federal government, and high quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in time deposits and other short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

      Our common stock is traded on the New York Stock Exchange under the symbol “ALD.” The following table lists the high and low closing sales prices for our common stock, the closing sales price as a percentage of net asset value (NAV) and quarterly dividends per share. On September 13, 2004, the last reported closing sale price of our common stock was $25.48 per share.

		Closing Sales		Premium	Premium
		Price		of High	of Low
				Sales Price	Sales Price	Declared
	NAV(1)	High	Low	to NAV(2)	to NAV(2)	Dividends

Year ended December 31, 2002
First Quarter	$13.71	$28.93	$25.84	211%	188%	$0.53
Second Quarter	$14.02	$27.66	$20.88	197%	149%	$0.55
Third Quarter	$13.95	$24.49	$18.90	176%	135%	$0.56
Fourth Quarter	$14.22	$22.87	$18.90	161%	133%	$0.56
Extra Dividend						$0.03
Year ended December 31, 2003
First Quarter	$14.05	$23.85	$19.82	170%	141%	$0.57
Second Quarter	$14.23	$25.16	$19.85	177%	139%	$0.57
Third Quarter	$14.46	$26.60	$22.97	184%	159%	$0.57
Fourth Quarter	$14.94	$28.16	$24.63	188%	165%	$0.57
Year ending December 31, 2004
First Quarter	$14.60	$30.85	$27.15	211%	186%	$0.57
Second Quarter	$14.77	$30.25	$23.06	205%	156%	$0.57
Third Quarter (through September 13, 2004)	*	$25.67	$22.22	*	*	$0.57

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low closing sales price divided by NAV.

*	Net asset value has not yet been calculated for this period.

     Our common stock continues to trade in excess of net asset value. There can be no assurance, however, that our shares will continue to trade at a premium to our net asset value.

      We intend to pay quarterly dividends to shareholders of our common stock. The amount of our quarterly dividends is determined by our Board of Directors. Our Board of Directors has established a dividend policy to review the dividend rate quarterly, and may adjust the quarterly dividend rate throughout the year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Debt and Equity Capital” and “Tax Status.” There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our credit facilities limit our ability to declare dividends if we default under certain provisions.

      We maintain an “opt in” dividend reinvestment plan for our common shareholders. As a result, if our Board of Directors declares a dividend, then our shareholders will receive cash dividends, unless they specifically “opt in” to the dividend reinvestment plan to reinvest their dividends and receive additional shares of common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The information contained in this section should be read in conjunction with our 2003 Consolidated Financial Statements and the Notes thereto. In addition, this prospectus contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth above in the “Risk Factors” section. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations due to terrorism;

•	future changes in laws or regulations and conditions in our operating areas; and

•	other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings.

      Financial or other information presented for private finance portfolio companies has been obtained from the portfolio companies, and the financial information presented may represent unaudited, projected or pro forma financial information, and therefore may not be indicative of actual results. In addition, the private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations or any other measure of performance prescribed by accounting principles generally accepted in the United States of America.

OVERVIEW

      We are a business development company that is in the private equity business and provides long-term debt and equity capital. Our lending and investment activity is generally focused on private finance and commercial real estate finance, primarily the investment in non-investment grade commercial mortgage-backed securities, which we refer to as CMBS, and collateralized debt obligation bonds and preferred shares, which we refer to as CDOs. Our private finance activity principally involves providing financing through privately negotiated long-term debt and equity investment capital. Our private financing is generally used to fund growth, acquisitions, buyouts, recapitalizations, note purchases, bridge financings, and other types of financings. We generally invest in private companies though, from time to time, we may invest in companies that are public but lack access to additional public capital or whose securities may not be marginable.

      Our portfolio composition at June 30, 2004, and December 31, 2003, 2002, and 2001, was as follows:

	At	At December 31,
	June 30,
	2004	2003	2002	2001

Private finance	69%	74%	70%	68%
Commercial real estate finance	31%	26%	30%	32%

      Our earnings depend primarily on the level of interest and dividend income, fee and other income, and net gains or losses earned on our investment portfolio after deducting interest expense on borrowed capital and operating expenses. Interest income results from the interest earned on a loan and the amortization of loan origination points and discounts. The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. Our ability to generate interest income is dependent on economic, regulatory, and competitive factors that influence new investment activity, the amount of loans and debt securities for which interest is not accruing and our ability to secure debt and equity capital for our investment activities.

      Because we are a regulated investment company for tax purposes, we distribute substantially all of our taxable income as dividends to our shareholders.

PORTFOLIO AND INVESTMENT ACTIVITY

      The total portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	At and for the
	Six Months Ended		At and for the
	June 30,		Years Ended December 31,

	2004	2003	2003	2002	2001
($ in millions)

	(unaudited)
Portfolio at value	$2,784.8	$2,546.1	$2,584.6	$2,488.2	$2,329.6
Investments funded	$795.1	$526.4	$931.5	$506.4	$680.3
Change in accrued or reinvested interest and dividends	$26.1	$20.4	$45.0	$44.7	$51.6
Principal collections related to investment repayments or sales	$430.9	$427.0	$784.0	$356.6	$204.4
Yield(1)	14.0%	14.1%	14.7%	14.0%	14.3%

(1)	The weighted average yield on interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date.

Private Finance

      The private finance portfolio at value, investment activity, and the yield on loans and debt securities at and for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	At and for the
	Six Months Ended		At and for the
	June 30,		Years Ended December 31,

	2004	2003	2003	2002	2001
($ in millions)

	(unaudited)
Portfolio at value:
Loans and debt securities	$1,278.1	$1,192.4	$1,214.9	$1,151.2	$1,107.9
Equity interests	634.4	646.8	687.8	592.0	487.2

Total portfolio	$1,912.5	$1,839.2	$1,902.7	$1,743.2	$1,595.1

Investments funded(1)	$562.5	$273.9	$498.0	$297.2	$287.7
Change in accrued or reinvested interest and dividends	$21.4	$19.4	$41.8	$42.6	$48.9
Principal collections related to investment repayments or sales	$394.5	$146.0	$314.3	$129.3	$43.8
Yield(2)	14.6%	14.4%	15.0%	14.4%	14.8%

(1)	Investments funded for the six months ended June 30, 2004, include a $47.5 million subordinated debt investment in The Hillman Companies, Inc. received in conjunction with the sale of Hillman as discussed below.

(2)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

     Investments funded for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, consisted of the following:

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Six Months Ended June 30, 2004
Companies more than 25% owned	$189.4	$106.2	$295.6
Companies 5% to 25% owned	24.8	16.4	41.2
Companies less than 5% owned	213.5	12.2	225.7

Total	$427.7	$134.8	$562.5

For the Six Months Ended June 30, 2003
Companies more than 25% owned	$42.2	$25.2	$67.4
Companies 5% to 25% owned	9.5	1.0	10.5
Companies less than 5% owned	190.6	5.4	196.0

Total	$242.3	$31.6	$273.9

	Loans and
	Debt	Equity
	Securities	Interests	Total
($ in millions)
For the Year Ended December 31, 2003
Companies more than 25% owned	$53.0	$34.0	$87.0
Companies 5% to 25% owned	23.8	1.9	25.7
Companies less than 5% owned	377.4	7.9	385.3

Total	$454.2	$43.8	$498.0

For the Year Ended December 31, 2002
Companies more than 25% owned	$86.1	$18.7	$104.8
Companies 5% to 25% owned	22.3	0.4	22.7
Companies less than 5% owned	154.6	15.1	169.7

Total	$263.0	$34.2	$297.2

For the Year Ended December 31, 2001
Companies more than 25% owned	$47.8	$78.3	$126.1
Companies 5% to 25% owned	13.5	4.5	18.0
Companies less than 5% owned	136.9	6.7	143.6

Total	$198.2	$89.5	$287.7

      The level of investment activity for investments funded and principal repayments for private finance investments can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment, and the competitive environment for the types of investments we make. Over the last three years, we believe that there was a decline in the availability of senior debt capital from banks for middle market companies and there were fewer merger and acquisition transactions for these companies. In mid-2003, we began to see an increase in merger and acquisition activity and debt capital became more available. As a result, investments funded and principal repayments were higher for 2003 than for 2002 and 2001. Merger and acquisition activity in the middle market has been strong in the first half of 2004, which has resulted in an increase in private finance investments funded, as well as increased repayments.

      On June 30, 2004, we completed the purchase of a majority ownership stake in the business of Advantage Sales & Marketing, Inc. (Advantage), a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. At June 30, 2004, our investment in Advantage totaled $257.2 million at cost and value in debt and equity securities, including closing costs. At the closing of the transaction, we invested $90.2 million in loans and subordinated debt and $73.5 million in common stock. In addition, prior to completing the purchase, we had invested $93.7 million in subordinated debt in certain predecessor companies of Advantage, of which $45.5 million was invested during the second quarter of 2004. This existing debt was exchanged for new subordinated debt in Advantage as part of the transaction.

      Also during the second quarter, we completed the purchase of a majority ownership stake in Mercury Air Centers, Inc. (Mercury), an operator of fixed base operations, from Mercury Air Group, Inc. At June 30, 2004, our investment in Mercury totaled $82.7 million at cost and value, including closing costs. Our investment in Mercury consists of $53.2 million in debt and $29.5 million in common stock. We have an additional $8.5 million commitment to fund senior subordinated debt for future working capital and construction commitments. In connection with the transaction, Mercury Air Group, Inc. repaid its $24 million subordinated debt obligation to Allied Capital.

      On March 31, 2004, we sold The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding mezzanine debt. Total consideration to us from this sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the six months ended June 30, 2004, we realized a gain of $150.2 million on the transaction, including a gain of $1.2 million realized during the second quarter of 2004, resulting from post-closing adjustments, which provided additional cash consideration to us in the same amount. The sale of Hillman is subject to certain other post-closing adjustments.

      In addition, investing activities in portfolio companies more than 25% owned during the six months ended June 30, 2004, included a $6.6 million debt and equity investment, including closing costs, to purchase Legacy Partners Group, LLC; an equity investment of $7.5 million and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC; and an exchange of existing debt securities, along with accrued and unpaid interest thereon, with a total cost basis of $49.8 million for $12.5 million of new debt and a 68.5% common stock interest in Startec Global Communications Corporation (Startec) upon its emergence from bankruptcy in May 2004. We also provided a $2.2 million term loan to Startec for working capital.

      We generally fund new investments using cash. In addition, we may acquire securities in exchange for our common equity. Also, we may acquire new securities through the reinvestment of previously accrued interest and dividends in debt or equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time we may opt to reinvest accrued interest receivable in a new debt or equity security in lieu of receiving such interest in cash and then using that cash to make a subsequent investment.

      At June 30, 2004, we had outstanding investment commitments to private finance portfolio companies totaling $321.2 million. In addition, we had commitments to private finance portfolio companies in the form of standby letters of credit and guarantees totaling $133.8 million.

      Significant outstanding investment commitments at June 30, 2004, included the following:

•	$93.0 million of financing and purchase commitments to Callidus Capital Corporation (Callidus), an asset management company that structures and manages collateralized debt obligations (CDOs), senior loan collateralized loan obligations (CLOs), and other related investments. Our commitment consists of $50 million of subordinated debt to support Callidus’ warehouse facilities and warehousing activities, $41.8 million to purchase preferred equity securities in Callidus’ future CDO or CLO transactions, and $1.2 million for working capital needs. At June 30, 2004, we had an investment in Callidus totaling $6.3 million at value, which included equity ownership for 80% of the management company. We made our initial investment in Callidus in the fourth quarter of 2003.

During the first quarter of 2004, Callidus obtained a secured warehouse credit facility for up to $300 million to finance the acquisition of senior corporate loans pending securitization through a CDO or CLO. In conjunction with this warehouse credit facility, we have agreed to designate $32.3 million of our $50 million subordinated debt commitment for Callidus to draw upon to provide first loss capital as needed to support the warehouse facility.

Subsequent to June 30, 2004, we made an additional investment commitment of $150 million in the form of a revolving line of credit facility to support Callidus’ middle-market underwriting and syndication activities. This commitment is not included in our outstanding investment commitments as of June 30, 2004.

•	Approximately $93.3 million in the form of subordinated debt and equity to purchase Financial Pacific Company, a specialized commercial finance company focused on providing leases for business-essential equipment to small businesses nationwide. The purchase was completed on August 2, 2004.

•	$55.1 million in the form of subordinated debt to CBA Mezzanine Capital Finance, LLC to support its loan origination activity. This commitment expires in April 2005 and there are currently no amounts outstanding under this facility.

•	$20 million in the form of a revolving credit facility to Business Loan Express, LLC (BLX) to provide working capital to the company. At June 30, 2004, BLX had outstanding borrowings of $10 million on the facility. This $10 million was repaid by BLX after the end of the second quarter, and there are currently no amounts outstanding under this facility.

•	$25.4 million in the form of equity to eight private venture capital funds.

      Our most significant investments at June 30, 2004, were in Business Loan Express, LLC (BLX), which was acquired in 2000, and Advantage Sales & Marketing, Inc. (Advantage), which was acquired on June 30, 2004.

      Business Loan Express, LLC.     At June 30, 2004, our investment in BLX totaled $275.0 million at cost and $352.8 million at value, or 11.1% of our total assets, which includes unrealized appreciation of $77.8 million.

      BLX is a national, non-bank lender utilizing the SBA’s 7(a) Guaranteed Loan Program and is licensed by the SBA as a Small Business Lending Company (SBLC). BLX is a nationwide preferred lender, as designated by the SBA, and originates, sells, and services small business loans. In addition to the SBA 7(a) Guaranteed Loan Program, BLX originates conventional small business loans, originates loans under the USDA Business and Industry Guaranteed Loan Program (B&I) and during the quarter ended March 31, 2004, BLX began originating small investment real estate loans. BLX has offices across the United States and is headquartered in New York, New York. Changes in the laws or regulations that govern SBLCs or the SBA 7(a) Guaranteed Loan Program or changes in government funding for this program could have a material adverse impact on BLX and, as a result, could negatively affect our financial results.

      Summary financial data for BLX at and for the nine months ended June 30, 2004, and at and for its fiscal year ended September 30, 2003, is presented below. Summary financial data has been provided by BLX and is unaudited.

	At and for the	At and for the
	Nine Months Ended	Fiscal Year Ended
	June 30, 2004(1)	September 30, 2003
($ in millions)
Operating Data
Total revenue	$92.3	$108.3
Net income(2)	$13.0	$4.7
Earnings before interest, taxes and management fees (EBITM)(2)	$37.6	$37.5
Balance Sheet Data
Total assets	$419.6	$353.0
Total debt	$208.1	$178.5
Total owners’ equity	$151.3	$136.1
Other Data
Loan originations
7(a) originations	$272.2	$502.4
Conventional originations	212.1	151.6
B&I originations	11.4	31.8

Total loan originations	$495.7	$685.8

Serviced loan portfolio	$2,507.1	$2,227.4
Number of loans	3,501	3,136
Loan delinquencies(3)	8.7%	8.3%
Serviced Loan Portfolio by Industry
Hotels	24%	24%
Gas stations/convenience stores	20	19
Professional and retail services	12	12
Restaurants	9	9
Manufacturing and industrial	9	9
Car wash/auto repair services	7	7
Child care and health care services	6	6
Recreation	4	5
Shrimp/fishing vessels	4	5
Other	5	4

Total	100%	100%

(1)	The results of operations for the nine months ended June 30, 2004, are not necessarily indicative of the operating results to be expected for the full fiscal year.

(2)	For the fiscal year ended September 30, 2003, EBITM and net income were reduced by $2.3 million due to costs associated with its acquisition of Amresco Independence Funding, Inc. and its reorganization from a corporation to a limited liability company (LLC) and $2.3 million due to the increased value of issued and outstanding equity appreciation rights. In addition, net income for the fiscal year ended September 30, 2003, was increased by $3.4 million due to the reversal of certain net deferred tax liabilities upon the conversion of BLX from a corporation to a limited liability company. As an LLC, BLX is generally not subject to federal income tax; however, BLX is subject to certain state income and franchise taxes, and income taxes associated with a taxable subsidiary corporation.

(3)	Represents the percentage of loans in the total serviced loan portfolio that are greater than 30 days delinquent, which includes loans in workout status. Loans greater than 30 days delinquent for the SBA 7(a) loan portfolio only, which are included in the total serviced loan portfolio, were 8.7% at June 30, 2004. SBA 7(a) loans greater than one year old at June 30, 2004, had a delinquency rate of 10.5%. BLX will from time to time grant a 90-day deferment to borrowers experiencing short-term cash flow shortfalls. Loans that have been granted a deferment that perform as required are not considered delinquent consistent with SBA practice. The ability of small businesses to repay their loans may be adversely affected by numerous factors, including a downturn in their industry or negative economic conditions. Small businesses are also more vulnerable to customer preferences, competition, rising fuel prices and market conditions and, as a result, delinquencies in BLX’s portfolio may increase. For instance, the shrimp and fishing industry has been affected by rising fuel costs and competition from imported shrimp. For these reasons, BLX focuses on collateral protection for each loan in addition to the cash flow of the small business and receives personal guarantees from the principal owners of the small business.

     BLX’s revenues consist of cash premiums from guaranteed loan sales, gain on sale income arising from loans sold at par or securitized where BLX will receive future cash flows representing the spread between loan interest and the interest paid on bonds issued including service fee income, interest income on loans remaining in BLX’s portfolio, and other income. Gain on sale income is a non-cash source of income when recognized, and as future cash flows are received, the resulting cash reduces the receivable or residual interest that is recognized when the loan is sold. The total of cash loan sale premiums, cash interest income and cash received from residual interests and other cash income is equal to approximately 80% of BLX’s revenue of $92.3 million for the nine months ended June 30, 2004, and approximately 83% of BLX’s revenue of $108.3 million for the fiscal year ended September 30, 2003.

      BLX’s business is to originate small business loans and then sell substantially all of the loans originated for cash proceeds. Loans originated during the nine months ended June 30, 2004, totaled $495.7 million. Proceeds from loan sales during the nine months ended June 30, 2004, totaled approximately $477.6 million. Loans originated during the fiscal year ended September 30, 2003, totaled $685.8 million. Proceeds from loan sales during the fiscal year ended September 30, 2003, totaled approximately $664.2 million. From time to time, BLX funds the construction of commercial real estate projects and as a result is unable to sell a construction loan until the loan is fully funded and the construction is complete. In addition, BLX typically does not immediately receive the proceeds from the sale of its SBA 7(a) guaranteed and unguaranteed loan strips sold, but receives the cash upon settlement. Therefore, until BLX sells construction loans or fully funded loans held for sale, it will finance the origination of the loans through funding on its revolving line of credit, or through financing provided by us.

      BLX sells the guaranteed piece of SBA 7(a) guaranteed loans for cash premiums of up to 10% of the guaranteed loan amount plus a retained annual servicing fee generally between 1.0% and 2.4% of the guaranteed loan amount. Cash premiums received from guaranteed loan sales during the nine months ended June 30, 2004, were approximately $20.8 million in total. Cash premiums received from guaranteed loan sales during the fiscal year ended September 30, 2003, were approximately $31.3 million in total. Alternatively, BLX may sell the guaranteed pieces of SBA 7(a) guaranteed loans at par and receive cash only for the face amount of the loan sold, and instead of receiving a cash premium, BLX will receive an annual servicing spread on the loans sold of between 4.0% and 5.0%.

      In addition, BLX sells the unguaranteed pieces of the SBA 7(a) loans and conventional loans it originates into a conduit facility. The conduit loans are securitized and BLX retains an interest of up to 5.0% of the loan pool. BLX then receives the excess of loan interest payments on the loans sold over the interest cost on the securities issued in the securitization over the life of the loan pool, which is generally between 4.3% and 5.0% annually on the loans sold into the securitization pools.

      When BLX sells a guaranteed piece of an SBA 7(a) loan at par, or when BLX securitizes a loan, it will record a residual interest and servicing asset, together referred to as the Residual Interest, in order to account for the retained interest in the loans sold and the net present value of the future cash flows it expects to receive from the loans sold or securitized. In computing the Residual Interest, BLX discounts estimated future cash flows after making assumptions as to future loan losses and loan prepayments, which may reduce future cash flows. For the nine months ended June 30, 2004, BLX received cash payments from the Residual Interest of approximately $44.4 million. For the fiscal year ended September 30, 2003, BLX received cash payments from the Residual Interest of approximately $49.3 million.

      At June 30, 2004, BLX’s Residual Interest totaled $197.9 million, representing BLX’s estimate of the net present value of future cash flows of scheduled loan payments, after estimated future loan losses and loan prepayments. If scheduled loan payments were to be received as stated in the loan agreements with no future losses or prepayments, BLX would receive future cash flows of $834.1 million over time, with approximately $70.2 million, $61.9 million, $60.0 million, and $58.2 million (or $250.3 million in the aggregate) scheduled to be received in the next four years ending on June 30, 2005, 2006, 2007, and 2008, respectively.

      In February 2003, BLX completed a reorganization from a corporation to a limited liability company in order to simplify its corporate structure and provide certain income tax efficiencies. In connection with the reorganization, BLX’s stated book equity increased by $43 million because we converted $43 million of our subordinated debt into preferred stock in BLX, Inc., which was exchanged for Class A equity interests in BLX, LLC. In addition, we exchanged our existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively. In connection with the reorganization, BLX changed its fiscal year end to September 30.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. We hold all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      BLX paid dividends to us in cash or in kind on the Class A interests totaling $6.1 million and $4.6 million, respectively, for the six months ended June 30, 2004 and 2003, and totaling $10.4 million for the year ended December 31, 2003. The guaranteed dividend yield on these equity interests is included in interest income. In addition, BLX paid dividends to us on the Class B interests totaling $4.8 million and $2.0 million, respectively, for the six months ended June 30, 2004 and 2003, and totaling $7.8 million for the year ended December 31, 2003, and these dividends were paid to us through the issuance of additional Class B equity interests.

      In the last week of the second quarter of 2004, BLX had a high volume of loan closings and funded approximately $49 million of new loans. In order to facilitate this high volume of loan originations, we provided BLX a $10 million draw on a new $20 million revolving credit facility to provide temporary working capital. This draw was repaid by BLX after the end of the second quarter, and there are currently no outstanding borrowings under this facility.

      At June 30, 2004, BLX had a three-year $275.0 million revolving credit facility that matures in January 2007. The facility provides for a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. As the controlling equity owner in BLX, we have provided an unconditional guaranty to the revolving credit facility lenders in an amount of up to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) of BLX under the revolving credit facility. The principal amount outstanding on the revolving credit facility at June 30, 2004, was $155.8 million and the amount guaranteed by us was $86.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of the revolving credit facility at June 30, 2004. At June 30, 2004, we had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX.

      Advantage Sales & Marketing, Inc.     At June 30, 2004, our investment in Advantage Sales & Marketing, Inc. totaled $257.2 million at cost and value, or 8.1% of our total assets. As discussed above, we completed the purchase of a majority ownership stake in Advantage on June 30, 2004. Given that this investment was completed on June 30, 2004, the fair value of our investment in Advantage is equal to our cost. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the country and is headquartered in Irvine, CA.

      The Hillman Companies, Inc. At December 31, 2003, our investment in Hillman totaled $94.6 million at cost and $234.5 million at value, or 7.8% of total assets, which included unrealized appreciation of $139.9 million. On March 31, 2004, we sold The Hillman Companies, Inc. (Hillman) for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. We were repaid our existing $44.6 million in outstanding mezzanine debt. Total consideration to us from this sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. During the second quarter of 2004, we sold a $5.0 million participation in our subordinated debt in Hillman to a third party, which reduced our investment, and no gain or loss resulted from the transaction. For the six months ended June 30, 2004, we realized a gain of $150.2 million on the transaction, including a gain of $1.2 million realized during the second quarter of 2004, resulting from post-closing adjustments, which provided additional cash consideration to us in the same amount. The sale of Hillman is subject to certain other post-closing adjustments.

Commercial Real Estate Finance

      The commercial real estate finance portfolio at value, investment activity, and the yield on interest-bearing investments at and for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	At and for				At and for the
	Six Months Ended June 30,				Years Ended December 31,

	2004		2003		2003		2002		2001

	(unaudited)
	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)	Value	Yield(1)
($ in millions)
Portfolio at value:
CMBS bonds	$530.8	13.0%	$423.6	13.9%	$394.0	14.1%	$555.5	14.2%	$558.3	14.7%
CDO bonds and preferred shares	175.6	17.3%	167.4	16.6%	186.6	16.7%	52.8	17.2%	24.2	16.9%
Commercial mortgage loans	147.0	8.5%	105.4	7.8%	83.6	8.6%	63.7	7.5%	79.6	7.7%
Residual interest	—	—	—	—	—		69.0	9.4%	69.9	9.4%
Real estate owned	14.4		10.5		12.8		4.0		2.5
Equity interests	4.5		—		4.9		—		—

Total portfolio	$872.3		$706.9		$681.9		$745.0		$734.5

Investments funded	$232.6		$252.5		$433.5		$209.2		$392.6
Change in accrued or reinvested interest	$4.7		$1.0		$3.2		$2.1		$2.7
Principal collections related to investment repayments or sales	$36.4		$281.0		$469.7		$227.3		$160.6

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     Our commercial real estate investment activity for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, was as follows:

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Six Months Ended June 30, 2004
CMBS bonds (8 issuances)	$262.3	$(110.0)	$152.3
CDO bonds and preferred shares (1 issuance)	4.0	(0.3)	3.7
Commercial mortgage loans	84.8	(8.3)	76.5
Equity interests	0.1	—	0.1

Total	$351.2	$(118.6)	$232.6

For the Six Months Ended June 30, 2003
CMBS bonds (7 issuances)	$250.1	$(115.7)	$134.4
CDO bonds and preferred shares (1 issuance)	118.4	(0.3)	118.1

Total	$368.5	$(116.0)	$252.5

For the Year Ended December 31, 2003
CMBS bonds (18 issuances)	$508.5	$(225.9)	$282.6
CDO bonds and preferred shares (3 issuances)	145.8	(0.4)	145.4
Commercial mortgage loans	3.0	—	3.0
Equity interests	2.5	—	2.5

Total	$659.8	$(226.3)	$433.5

	Face		Amount
	Amount	Discount	Funded
($ in millions)
For the Year Ended December 31, 2002
CMBS bonds (5 issuances)	$302.5	$(140.2)	$162.3
CDO preferred shares (3 issuances)	29.0	—	29.0
Commercial mortgage loans	11.7	(1.7)	10.0
Real estate owned	7.9	—	7.9

Total	$351.1	$(141.9)	$209.2

For the Year Ended December 31, 2001
CMBS bonds (8 issuances)	$661.4	$(295.6)	$365.8
CDO preferred shares (1 issuance)	24.6	—	24.6
Commercial mortgage loans	2.2	—	2.2

Total	$688.2	$(295.6)	$392.6

      At June 30, 2004, we had outstanding funding commitments related to commercial mortgage loans and equity interests of $4.6 million and commitments in the form of standby letters of credit and guarantees related to equity interests of $2.7 million.

      CMBS Bonds. The underlying pools of mortgage loans that are collateral for our investments in new CMBS bond issuances for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, had respective original underwritten loan to value and underwritten debt service coverage ratios as follows:

	For the Six Months Ended				For the Years Ended
	June 30,				December 31,

	2004		2003		2003		2002		2001

Loan to Value Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Less than 60%	$2,396.9	26%	$1,971.8	28%	$4,114.3	22%	$909.3	20%	$1,259.7	15%
60-65%	702.0	8	527.2	8	1,582.8	9	287.3	6	941.6	11
65-70%	862.1	9	776.5	11	1,768.0	10	587.9	13	1,140.6	14
70-75%	1,837.6	20	1,217.3	18	4,024.3	22	1,214.5	27	2,400.4	29
75-80%	3,160.0	34	2,364.9	34	6,560.5	36	1,477.5	33	2,466.4	30
Greater than 80%	335.8	3	25.2	1	138.6	1	47.8	1	119.6	1

Total	$9,294.4	100%	$6,882.9	100%	$18,188.5	100%	$4,524.3	100%	$8,328.3	100%

Weighted average loan to value	67.6%		67.1%		68.5%		68.5%		69.7%

	For the Six Months Ended				For the Years Ended
	June 30,				December 31,

	2004		2003		2003		2002		2001
Debt Service Coverage
Ratio Ranges	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage	Amount	Percentage
($ in millions)
Greater than 2.00	$1,570.8	16%	$2,042.6	30%	$4,208.7	23%	$366.9	8%	$484.8	6%
1.76–2.00	894.9	10	697.1	10	2,094.6	12	229.6	5	158.2	2
1.51–1.75	1,094.8	12	1,264.4	18	3,132.8	17	477.4	11	855.0	10
1.26–1.50	4,375.3	47	2,478.3	36	7,362.9	40	2,739.6	60	5,008.3	60
Less than 1.25	1,358.6	15	400.5	6	1,389.5	8	710.8	16	1,822.0	22

Total	$9,294.4	100%	$6,882.9	100%	$18,188.5	100%	$4,524.3	100%	$8,328.3	100%

Weighted average debt service coverage ratio	1.62		1.75		1.73		1.41		1.48

      From time to time, we may sell lower yielding CMBS bonds rated BB+ through BB-, and to a lesser extent CMBS bonds rated B+ and B, in order to maximize the return on our CMBS bond portfolio. The cost basis of and the gross sales proceeds from CMBS bonds sold, the related net realized gains from these sales, and the weighted average yield on the CMBS bonds sold for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	For the Six
	Months Ended		For the Years Ended
	June 30,		December 31,

	2004	2003	2003	2002	2001
($ in millions)
Cost basis	$6.3	$253.5	$412.3	$205.9	$124.5
Gross sales proceeds(1)	$6.4	$284.8	$446.8	$225.6	$126.8
Net realized gains (net of related hedge gains or losses)	$0.1	$24.6	$31.6	$19.1	$1.7
Weighted average yield	7.7%	11.8%	10.1%	11.5%	10.3%

(1)	Gross sales proceeds represent the total cash consideration received, including the repayment of the cost basis of the bonds and proceeds related to the net realized gains on the bonds.

     The BBB- rated, non-investment grade and unrated tranches of the CMBS bonds in which we invest are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages is generally allocated first to the senior tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or properties securing those mortgages resulting in reduced cash flows, our most subordinate tranche will bear this loss first. At June 30, 2004, the face value of the CMBS bonds we held were subordinate to 80% to 99% of the face value of the bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which we invest are junior in priority for payment of interest and principal, we invest in these CMBS bonds at a discount from the face amount of the bonds. The discount increases with the decrease in the seniority of the CMBS bonds. For the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, the average discount for the CMBS bonds in which we invested was 42%, 46%, 44%, 46% and 45%, respectively.

      At June 30, 2004, the unamortized discount related to the CMBS bond portfolio was $725.9 million, of which $356.1 million has been set aside to absorb potential future losses. The yield on the CMBS bonds of 13.0% assumes that this amount that has been set aside will not be amortized. As the amount of future losses and the expected timing of recognition of such losses is difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yield will be achieved. At June 30, 2004, the CMBS bond portfolio had a fair value of $530.8 million, which included net unrealized depreciation on the CMBS bonds of $13.1 million.

      The yield on the CMBS bond portfolio at any point in time will vary depending on the concentration of lower yielding BB- and above rated CMBS bonds held in the portfolio. Consistent with our historical practice, we may sell some of the higher rated bonds later in 2004. Our CMBS bond portfolio and the related yields at June 30, 2004, and December 31, 2003 and 2002, were as follows:

			December 31,

	June 30, 2004		2003		2002

	Value	Yield	Value	Yield	Value	Yield
($ in millions)
CMBS bonds rated BB- and above	$176.8	7.8%	$88.4	8.2%	$110.9	8.8%
CMBS bonds rated below BB-	354.0	15.6%	305.6	15.8%	444.6	15.5%

Total	$530.8	13.0%	$394.0	14.1%	$555.5	14.2%

      At June 30, 2004, and December 31, 2003 and 2002, the age of our bonds rated below BB- was as follows:

			December 31,

	June 30, 2004		2003		2002

	Value	Percentage	Value	Percentage	Value	Percentage
($ in millions)
Less than one year old	$102.9	29.1%	$83.9	27.5%	$66.6	15.0%
One to two years old	54.6	15.4	41.0	13.4	125.1	28.1
Two to three years old	52.8	14.9	43.8	14.3	73.2	16.5
Three years old or older	143.7	40.6	136.9	44.8	179.7	40.4

Total	$354.0	100.0%	$305.6	100.0%	$444.6	100.0%

      At June 30, 2004, and December 31, 2003 and 2002, we held CMBS bonds in 47, 38 and 27 separate CMBS issuances, respectively. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (REO) properties, for these CMBS bonds consisted of the following at June 30, 2004, and December 31, 2003 and 2002:

		December 31,
	June 30,
	2004	2003		2002
($ in millions)
Approximate number of loans and REO properties(1)	6,400	5,600		4,500
Total outstanding principal balance	$46,336	$38,437		$24,974
Loans over 30 days delinquent or classified as REO properties(2)	1.2%(3)	1.5	% (3)	1.0	% (3)

(1)	Includes approximately 35, 22 and 12 REO properties obtained through the foreclosure of commercial mortgage loans at June 30, 2004, and December 31, 2003 and 2002, respectively.

(2)	As a percentage of total outstanding principal balance.

(3)	At June 30, 2004, and December 31, 2003 and 2002, our investments included bonds in the first loss, unrated bond class in 40, 34 and 27 separate CMBS issuances, respectively. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.5%, 1.7% and 1.0% of the total outstanding principal balance at June 30, 2004, and December 31, 2003 and 2002, respectively.

     Collateralized Debt Obligation Bonds and Preferred Shares. During the six months ended June 30, 2004, we sold CDO bonds with a cost basis of $16.3 million for a net realized gain of $0.1 million, net of the related hedge gain. During the six months ended June 30, 2003, and the year ended December 31, 2003, we sold CDO bonds and preferred shares with a cost basis of $6.4 million and $13.9 million, respectively, for net realized losses of $0.1 million for both periods, net of the related hedge gains. The yield on the

CDO bonds and preferred shares sold was 7.6%, 8.4%, and 8.0% for the six months ended June 30, 2004 and 2003, and for the year ended December 31, 2003, respectively.

      The BB rated bonds and the preferred shares of the CDOs in which we have invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. To the extent there are defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares will bear this loss first and then the bonds would bear any loss after the preferred shares. At June 30, 2004, our bonds and preferred shares in the CDO were subordinate to 70% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at June 30, 2004, were certain CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held directly by us.

      The yield on our CDO bonds and preferred shares at June 30, 2004, and December 31, 2003, 2002, and 2001, was 17.3%, 16.7%, 17.2%, and 16.9%, respectively. The yield on the CDO portfolio at any point in time will generally vary depending on the amount of lower yielding CDO bonds held in the portfolio.

      At June 30, 2004, and December 31, 2003 and 2002, the underlying collateral for our investments in the outstanding CDO issuances had balances as follows:

		December 31,
	June 30,
($ in millions)	2004	2003	2002

Investment grade REIT debt(1)	$1,404.1	$1,338.0	$1,016.9
Investment grade CMBS bonds(2)	805.6	662.3	494.2
Non-investment grade CMBS bonds(3)	1,185.3	1,133.7	438.3
Other collateral	120.2	32.4	8.2

Total collateral	$3,515.2	$3,166.4	$1,957.6

(1)	Issued by 44, 44 and 40 REITs, respectively, for the respective periods presented.
(2)	Issued in 97, 78 and 43 transactions, respectively, for the respective periods presented.
(3)	Issued in 77, 68 and 33 transactions, respectively, for the respective periods presented.

Portfolio Asset Quality

      Portfolio by Grade. We employ a standard grading system for our entire portfolio. Grade 1 is used for those investments from which a capital gain is expected. Grade 2 is used for investments performing in accordance with plan. Grade 3 is used for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is used for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is used for investments that are in workout and for which some loss of principal is expected.

      At June 30, 2004, and December 31, 2003 and 2002, our portfolio was graded as follows:

			December 31,

	At June 30, 2004		2003		2002

		Percentage		Percentage		Percentage
	Portfolio	of Total	Portfolio	of Total	Portfolio	of Total
Grade	at Value	Portfolio	at Value	Portfolio	at Value	Portfolio

($ in millions)
1	$748.4	26.9%	$985.1	38.1%	$801.0	32.1%
2	1,809.2	65.0	1,271.4	49.2	1,400.8	56.3
3	82.4	2.9	212.4	8.2	166.0	6.7
4	36.4	1.3	34.7	1.4	23.6	1.0
5	108.4	3.9	81.0	3.1	96.8	3.9

	$2,784.8	100.0%	$2,584.6	100.0%	$2,488.2	100.0%

      The decrease in Grade 1 assets at June 30, 2004, as compared to December 31, 2003, is primarily due to the sale of Hillman on March 31, 2004. The value of Hillman at December 31, 2003, was $234.5 million, and this value was included in Grade 1 assets. We received $47.5 million of new subordinated debt in Hillman in conjunction with the sale. During the second quarter of 2004, we sold a participation in this debt of $5.0 million to a third party, which reduced our investment. The remaining balance of this new debt was included in Grade 2 assets at June 30, 2004. We continue to include our CMBS portfolio in Grade 2 assets, as we are uncertain as to whether the unrealized appreciation or depreciation on our CMBS portfolio at June 30, 2004, will necessarily result in a realized gain or loss.

      Total Grade 3, 4 and 5 portfolio assets as a percentage of the total portfolio at value at June 30, 2004, and December 31, 2003 and 2002, were 8.2%, 12.7% and 11.6%, respectively. Included in Grade 3, 4 and 5 assets at June 30, 2004 and December 31, 2003 and 2002, were assets totaling $35.4 million, $31.1 million and $25.8 million, respectively, that are secured by commercial real estate.

      Grade 4 and 5 assets include loans, debt securities, and equity securities. We expect that a number of portfolio companies will be in the Grades 4 or 5 categories from time to time. Part of the business of private finance is working with troubled portfolio companies to improve their businesses and protect our investment. The number of portfolio companies and related investment amount included in Grades 4 and 5 may fluctuate from period to period. We continue to follow our historical practice of working with such companies in order to recover the maximum amount of our investment.

      Loans and Debt Securities on Non-Accrual Status. At June 30, 2004, and December 31, 2003 and 2002, loans and debt securities at value not accruing interest for the total investment portfolio were as follows:

		December 31,
	June 30,
	2004	2003	2002
($ in millions)
Loans and debt securities in workout status (classified as Grade 4 or 5)(1)
Private finance
Companies more than 25% owned	$32.7	$31.9	$9.7
Companies 5% to 25% owned	16.0	2.7	0.4
Companies less than 5% owned	42.3	28.0	66.0
Commercial real estate finance	11.2	6.8	13.0
Loans and debt securities not in workout status
Private finance
Companies more than 25% owned	22.2	31.9	63.6
Companies 5% to 25% owned	—	—	7.2
Companies less than 5% owned	40.3	16.5	—
Commercial real estate finance	5.8	0.2	—

Total	$170.5	$118.0	$159.9

Percentage of total portfolio	6.1%	4.6%	6.4%

(1)	Workout loans and debt securities exclude equity securities that are included in the total Grade 4 and 5 assets above.

     Loans and Debt Securities Over 90 Days Delinquent. Loans and debt securities greater than 90 days delinquent at value at June 30, 2004, and December 31, 2003 and 2002, were as follows:

		December 31,
	June 30,
	2004	2003	2002

($ in millions)
Private finance	$61.0	$85.6	$77.1
Commercial real estate finance
CMBS bonds	49.1	40.3	15.5
Commercial mortgage loans	6.3	3.7	10.5

Total	$116.4	$129.6	$103.1

Percentage of total portfolio	4.2%	5.0%	4.1%

      As a provider of long-term privately negotiated investment capital, we may defer payment of principal or interest from time to time. The nature of our private finance portfolio company relationships frequently provide an opportunity for portfolio companies to amend the terms of payment to us or to restructure their debt and equity capital. During such restructuring, we may not receive or accrue interest or dividend payments. As a result, the amount of the private finance portfolio that is greater than 90 days delinquent or on non-accrual status may vary from period to period. The investment portfolio is priced to provide current returns for shareholders assuming that a portion of the portfolio at any time may not be accruing interest currently. We also price our private finance investments for a total return including interest or dividends plus capital gains from the sale of equity securities.

      For CMBS bonds, interest payments are made to bondholders from the cash flow on the underlying collateral. To the extent there are defaults and unrecoverable losses on the underlying collateral resulting in reduced cash flows, the lower rated tranches of the CMBS bonds in which we invest may not receive current interest payments and, therefore, may become delinquent. However, if the reduced cash flows resulting from defaults or losses in the underlying collateral pool have been factored into our yield on the bonds, we may continue to accrue interest on the bonds to the extent that we expect to collect such interest over time.

      Given these factors, the amount of loans, debt securities, or CMBS bonds on non-accrual status or greater than 90 days delinquent is not necessarily an indication of future principal loss or loss of anticipated investment return. Our portfolio grading system is used as a means to assess loss of investment return or investment principal.

Hedging Activities

      We have invested in CMBS and CDO bonds, which are purchased at prices that are based in part on comparable Treasury rates. We have entered into transactions with financial institutions to hedge against movement in Treasury rates on certain of the higher rated CMBS and CDO bonds. These transactions, referred to as short sales, involve receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price, whatever that price may be. Risks in these contracts arise from movements in the value of the borrowed Treasury securities due to changes in interest rates and from the possible inability of counterparties to meet the terms of their contracts. If the value of the borrowed Treasury securities increases, we will incur losses on these transactions. These losses are limited to the increase in value of the borrowed Treasury securities; conversely, the value of the hedged CMBS and CDO bonds would likely increase. If the value of the borrowed Treasury securities decreases, we will incur gains on these transactions which are limited to the decline in value of the borrowed Treasury securities; conversely, the value of the hedged CMBS and CDO bonds would likely decrease. We do not anticipate nonperformance by any counterparty in connection with these transactions.

      The total obligations to replenish borrowed Treasury securities, including accrued interest payable on the obligations, were $164.8 million, $98.5 million and $197.0 million at June 30, 2004, and December 31, 2003 and 2002, respectively. The net proceeds related to the sales of the borrowed Treasury securities plus or minus the additional cash collateral provided or received under the terms of the transactions were $164.8 million, $98.5 million and $194.7 million at June 30, 2004, and December 31, 2003 and 2002, respectively. The amount of the hedge will vary from period to period depending upon the amount of higher rated CMBS and CDO bonds that we own and have hedged on the balance sheet date.

RESULTS OF OPERATIONS

Comparison of Six Months Ended June 30, 2004 and 2003

      The following table summarizes our condensed operating results for the six months ended June 30, 2004 and 2003.

	For the Six
	Months Ended
	June 30,
				Percentage
	2004	2003	Change	Change
($ in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income
Interest and dividends	$147,712	$132,658	$15,054	11%
Loan prepayment premiums	4,017	2,758	1,259	46%
Fees and other income	17,536	14,928	2,608	17%

Total interest and related portfolio income	169,265	150,344	18,921	13%

Expenses
Interest	37,096	37,280	(184)	(1)%
Employee	17,893	17,379	514	3%
Individual performance award	6,382	—	6,382	**
Administrative	14,903	9,498	5,405	57%

Total operating expenses	76,274	64,157	12,117	19%

Net investment income before income taxes	92,991	86,187	6,804	8%
Income tax benefit	(544)	(1,081)	537	**

Net investment income	93,535	87,268	6,267	7%

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)	174,453	56,879	117,574	*
Net change in unrealized appreciation or depreciation	(152,338)	(64,334)	(88,004)	*

Total net gains (losses)	22,115	(7,455)	29,570	*

Net income	$115,650	$79,813	$35,837	45%

Diluted earnings per common share	$0.88	$0.71	$0.17	24%

Weighted average common shares outstanding — diluted	131,620	112,291	19,329	17%

*	Net realized gains (losses) and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, year-to-date comparisons of net gains and losses may not be meaningful.

**	Percentage change is not meaningful.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums, and fees and other income.

      Interest and dividend income for the six months ended June 30, 2004 and 2003, was composed of the following:

	2004	2003
($ in millions)
Interest	$139.9	$127.5
Dividends	7.8	5.2

Total interest and dividends	$147.7	$132.7

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio at value and the weighted average yield on the interest-bearing investments in the portfolio at June 30, 2004 and 2003, were as follows:

	2004	2003
($ in millions)
Interest-bearing portfolio	$2,145.9	$1,899.3
Portfolio yield	14.0%	14.1%

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the level of yield on our preferred equity interests and the timing and amount of dividends that are declared by a portfolio company on preferred or common equity interests. Dividend income for the six months ended June 30, 2004 and 2003, includes $4.8 million and $2.0 million, respectively, of dividends from BLX on the Class B equity interests held by us. These dividends were paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $4.0 million and $2.8 million for the six months ended June 30, 2004 and 2003, respectively. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan. Accordingly, the amount of prepayment premiums will vary depending on the level of repayments and the age of the loans at the time of repayment.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.

      Fees and other income for the six months ended June 30, 2004 and 2003, included fees relating to the following:

	2004	2003
($ in millions)
Structuring and diligence	$7.2	$3.4
Transaction and other services provided to portfolio companies	1.3	1.2
Management services provided to portfolio companies, other advisory services and guaranty fees	8.0	9.9
Other income	1.0	0.4

Total fees and other income	$17.5	$14.9

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan. Fees and other income for the six months ended June 30, 2004, include structuring and diligence fees from Advantage and Mercury totaling $4.5 million.

      BLX and Advantage were our most significant investments at June 30, 2004, and together represented 19.2% of our total assets. Total interest and related portfolio income earned from BLX and Advantage for the six months ended June 30, 2004, was $22.9 million and $3.0 million, respectively. Total interest and related portfolio income for the six months ended June 30, 2004, included $3.3 million of income earned from Hillman prior to the sale of our investment on March 31, 2004 as discussed above.

      BLX and Hillman were our most significant investments at June 30, 2003, and together represented 19.0% of our total assets. Total interest and related portfolio income earned from BLX and Hillman for the six months ended June 30, 2003, was $22.7 million and $4.8 million, respectively.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the six months ended June 30, 2004 and 2003, were primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost, including fees and closing costs, at and for the six months ended June 30, 2004 and 2003, were as follows:

	At and for the
	Six Months Ended
	June 30,

	2004	2003
($ in millions)
Total Outstanding Debt	$1,058.8	$979.7
Average Outstanding Debt	$922.1	$927.0
Weighted Average Cost	6.8%	7.4%

      In addition to interest on indebtedness, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $2.3 million and $2.7 million for the six months ended June 30, 2004 and 2003, respectively.

      Employee expenses include salaries and employee benefits. The change in employee expenses reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 153 and 116 at June 30, 2004 and 2003, respectively. During 2003, employee expenses included a retention award program whereby senior officers received cash awards as part of their compensation. The retention award component for the six months ended June 30, 2003, was $4.2 million. Beginning January 1, 2004, we no longer provided retention awards.

      In the first quarter of 2004, we established the Individual Performance Award (IPA) as a long-term incentive compensation program for our senior officers. In conjunction with the program, the Board has approved a non-qualified deferred compensation plan (DCP II), which is administered through a trust.

      The IPA, which will generally be determined annually at the beginning of each year, is deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee of the Board of Directors has designed the DCP II to then require the trustee to use the cash exclusively to purchase shares of our common stock in the open market.

      Amounts credited to participants under the DCP II are immediately vested once deposited by us into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. The Compensation Committee of the Board of Directors may also determine other distributable events and the timing of such distributions.

      For the six months ended June 30, 2004, we accrued $7.0 million in IPA expense, or $0.053 per share. In addition, we are required to mark to market the liability to pay the employees in our stock and this adjustment is recorded to the IPA compensation expense. The effect of this adjustment for the six months ended June 30, 2004, was to reduce the individual performance award expense by $0.6 million.

      Administrative expenses include legal and accounting fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses were $14.9 million for the six months ended June 30, 2004, a $5.4 million increase over administrative expenses of $9.5 million for the six months ended June 30, 2003.

      During the second quarter of 2004, we opened an office in Los Angeles, CA, and expanded our office space in New York, NY. We also expect to expand our Chicago office. Accordingly, occupancy costs and the costs associated with staffing these offices were $1.1 million higher for the six months ended June 30, 2004, than for the same period in the prior year.

      We have also incurred increased costs related to evaluating potential new investments. Costs related to mezzanine lending are generally funded by a borrower deposit, however, costs related to buyout investments are generally funded by us. Accordingly, if a prospective deal does not close, we incur expenses that are not recoverable. As a result, these related costs were $1.0 million higher for the six months ended June 30, 2004, than for the same period in the prior year. We have increased our focus on managing these costs, however we expect that there will be some increased costs from this activity going forward.

      Finally, another large component of the increase in expenses results from the costs of operating as a public company in today’s environment. Accounting, legal, insurance, and directors’ fees were $1.7 million higher for the six months ended June 30, 2004, than for the same period in the prior year.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains for the six months ended June 30, 2004 and 2003, were as follows:

	For the Six
	Months Ended
	June 30,

	2004	2003
($ in millions)
Realized gains	$204.0	$61.3
Realized losses	(29.5)	(4.4)

Net realized gains	$174.5	$56.9

      Realized gains and losses for the six months ended June 30, 2004 and 2003, resulted from various private finance and commercial real estate finance transactions.

      Realized gains for the six months ended June 30, 2004, primarily resulted from transactions involving seven private finance portfolio companies — The Hillman Companies, Inc. ($150.2 million), CorrFlex Graphics, LLC ($25.7 million), The Hartz Mountain Corporation ($8.2 million), International Fiber Corporation ($5.3 million), Housecall Medical Resources, Inc. ($4.6 million), CBA-Mezzanine Capital Finance, LLC ($3.9 million), and SmartMail, LLC ($2.1 million).

      Realized gains for the six months ended June 30, 2003, primarily resulted from transactions involving seven private finance portfolio companies — Morton Grove Pharmaceuticals, Inc. ($8.4 million), CyberRep ($8.3 million), Woodstream Corporation ($6.6 million), Blue Rhino Corporation ($3.9 million), Kirkland’s Inc. ($3.0 million), GC-Sun Holdings II, LP ($2.5 million), and Interline Brands, Inc. ($1.7 million). In addition, gains were also realized on CMBS bonds ($24.6 million, net of a realized loss of $6.7 million from hedges related to the CMBS bonds sold).

      For the six months ended June 30, 2004 and 2003, we reversed previously recorded unrealized appreciation totaling $168.4 million and $50.8 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      Realized losses for the six months ended June 30, 2004, primarily resulted from transactions involving four private finance portfolio companies — Executive Greetings, Inc. ($19.3 million), Logic Bay Corporation ($5.7 million), Sure-Tel, Inc. ($2.3 million), and Startec Global Communications Corporation ($1.0 million), and one transaction involving a commercial mortgage loan ($1.0 million).

      Realized losses for the six months ended June 30, 2003, primarily resulted from one transaction involving North American Archery, LLC ($2.1 million), and two transactions involving commercial mortgage loans ($2.0 million).

      For the six months ended June 30, 2004 and 2003, we reversed previously recorded unrealized depreciation totaling $29.6 million and $4.9 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any unrealized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Change in Unrealized Appreciation or Depreciation. We determine the value of each investment in our portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. At June 30, 2004, portfolio investments recorded at fair value were approximately 87% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      In connection with our valuation process to determine the fair value of a private finance investment, we may receive independent assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of the bankruptcy process, or we may work with independent third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis. The valuation analysis prepared by management using these independent valuation resources is submitted to our Board of Directors for its determination of fair value of the portfolio in good faith.

      For the quarter ended June 30, 2004, we received valuation assistance from S&P Corporate Value Consulting (S&P CVC) in determining the fair value of 33 private finance portfolio companies. In addition, we continued to receive valuation assistance from JMP Securities, LLC (JMP) for our investment in Business Loan Express, LLC, as discussed below. In total we received valuation assistance from S&P CVC and JMP for 40% of the value of the private finance portfolio at June 30, 2004.

      In addition, for the quarter ended March 31, 2004, we received valuation assistance from S&P CVC in determining the fair value of 22 private finance portfolio companies. We also received valuation assistance from JMP for our investment in Business Loan Express, LLC. In total, we received valuation assistance from S&P CVC and JMP for 40% of the value of the private finance portfolio at March 31, 2004.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      For the portfolio, net change in unrealized appreciation or depreciation for the six months ended June 30, 2004 and 2003, consisted of the following:

	2004(1)	2003(1)
($ in millions)
Net unrealized appreciation or depreciation	$(13.5)	$(18.4)
Reversal of previously recorded unrealized appreciation associated with realized gains	(168.4)	(50.8)
Reversal of previously recorded unrealized depreciation associated with realized losses	29.6	4.9

Net change in unrealized appreciation or depreciation	$(152.3)	$(64.3)

(1)	The net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result year-to-date comparisons may not be meaningful.

     At June 30, 2004, our most significant portfolio investment was in BLX. The following is a simplified summary of the methodology that we used to determine the fair value of this investment.

      Business Loan Express, LLC. To determine the value of our investment in BLX at June 30, 2004, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We performed the analyses with the assistance of JMP.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. The comparable group at June 30, 2004, was made up of CapitalSource, Inc., CIT Group, Inc., Financial Federal Corporation, GATX Corporation, and Marlin Business Services Corporation, which is consistent with the comparable group at March 31, 2004 and December 31, 2003.

      Our investment in BLX at June 30, 2004, was valued at $352.8 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $77.8 million at June 30, 2004. The unrealized appreciation on our investment in BLX decreased by $9.3 million for the six months ended June 30, 2004. This decrease was recorded in the first quarter of 2004.

      The value of our investment in BLX’s Class B and Class C equity interests was $249.8 million at June 30, 2004. The value of our Class B and Class C equity interests are at an implied trailing price to pro-forma earnings ratio of approximately 11.8 times and on an implied forward projected price to pro-forma earnings ratio of approximately 9.1 times. The value of BLX’s Class B and Class C equity interests is at an implied multiple of investor cost basis of approximately 1.5 times.

RESULTS OF OPERATIONS

Comparison of the Years Ended December 31, 2003, 2002, and 2001

      The following table summarizes our operating results for the years ended December 31, 2003, 2002, and 2001.

				Percent				Percent
	2003	2002	Change	Change	2002	2001	Change	Change
(in thousands, except per share amounts)
Interest and Related Portfolio Income
Interest and dividends	$290,719	$264,042	$26,677	10%	$264,042	$240,464	$23,578	10%
Loan prepayment premiums and premiums from loan dispositions	8,172	2,776	5,396	194%	2,776	2,504	272	11%
Fees and other income	30,338	43,110	(12,772)	(30)%	43,110	46,142	(3,032)	(7)%

Total interest and related portfolio income	329,229	309,928	19,301	6%	309,928	289,110	20,818	7%

Expenses
Interest	77,233	70,443	6,790	10%	70,443	65,104	5,339	8%
Employee(1)	36,945	33,126	3,819	12%	33,126	29,656	3,470	12%
Administrative(1)	22,387	21,504	883	4%	21,504	15,299	6,205	41%

Total operating expenses	136,565	125,073	11,492	9%	125,073	110,059	15,014	14%

Net investment income before income taxes	192,664	184,855	7,809	4%	184,855	179,051	5,804	3%
Income tax expense (benefit)	(2,466)	930	(3,396)	365%	930	(412)	1,342	(326)%

Net investment income	195,130	183,925	11,205	6%	183,925	179,463	4,462	2%

Net Realized and Unrealized Gains (Losses)
Net realized gains	75,347	44,937	30,410	68%	44,937	661	44,276	6,698%
Net change in unrealized appreciation or depreciation	(78,466)	(571)	(77,895)	*	(571)	20,603	(21,174)	*

Total net gains (losses)	(3,119)	44,366	(47,485)	(107)%	44,366	21,264	23,102	109%

Net income	$192,011	$228,291	$(36,280)	(16)%	$228,291	$200,727	$27,564	14%

Diluted earnings per common share	$1.62	$2.20	$(0.58)	(26)%	$2.20	$2.16	$0.04	2%

Weighted average common shares outstanding — diluted	118,351	103,574	14,777	14%	103,574	93,003	10,571	11%

(1)	Employee and administrative expenses for the year ended December 31, 2002, include costs associated with the closing of our German office of $0.5 million and $2.5 million, respectively, for a total of $3.0 million, or $0.03 per common share.

*	Net change in unrealized appreciation or depreciation can fluctuate significantly from year to year.

     Total Interest and Related Portfolio Income. Total interest and related portfolio income includes interest and dividend income, loan prepayment premiums and premiums from loan dispositions, and fees and other income.

      Interest and dividend income for the years ended December 31, 2003, 2002, and 2001, was composed of the following:

($ in millions)	2003	2002	2001

Interest	$275.3	$259.4	$237.1
Dividends	15.4	4.6	3.4

Total	$290.7	$264.0	$240.5

      The level of interest income is directly related to the balance of the interest-bearing investment portfolio outstanding during the period multiplied by the weighted average yield. The weighted average yield varies from period to period based on the current stated interest on interest-bearing investments and the amount of loans and debt securities for which interest is not accruing. The interest-bearing investments in the portfolio and the weighted average yield on the interest-bearing investments in the portfolio at December 31, 2003, 2002, and 2001, was as follows:

($ in millions)	2003	2002	2001

Interest-bearing portfolio	$1,888.4	$1,896.2	$1,842.4
Portfolio yield	14.7%	14.0%	14.3%

      Dividend income results from the dividend yield on preferred equity interests, if any, or the declaration of dividends by a portfolio company on preferred or common equity interests. Dividend income will vary from period to period depending upon the level of yield on our preferred equity interests and the timing and amount of dividends that are declared by a portfolio company on preferred or common equity interests. Dividend income increased in 2003 primarily due to the receipt of dividends from BLX on the Class B equity interests held by us. The total dividend declared by BLX was $7.8 million and this dividend was paid through the issuance of additional Class B equity interests.

      Loan prepayment premiums were $8.2 million, $2.8 million, and $2.0 million for the years ended December 31, 2003, 2002, and 2001, respectively. Prepayment premiums increased in 2003 due to an increase in loan prepayments during the prepayment penalty period. While the scheduled maturities of private finance and commercial real estate loans range from five to ten years, it is not unusual for our borrowers to refinance or pay off their debts to us ahead of schedule. Therefore, we generally structure our loans to require a prepayment premium for the first three to five years of the loan.

      Fees and other income primarily include fees related to financial structuring, diligence, transaction services, management services to portfolio companies, guarantees, and other advisory services. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. Managerial assistance includes management and consulting services including, but not limited to, corporate finance, information technology, marketing, human resources, personnel and board member recruiting, corporate governance, and risk management.

      Fees and other income for the years ended December 31, 2003, 2002, and 2001, included fees relating to the following:

($ in millions)	2003	2002	2001

Structuring and diligence	$6.1	$15.0	$15.5
Transaction and other services provided to portfolio companies	4.5	4.4	16.6
Management services provided to portfolio companies, other advisory services and guaranty fees	18.7	23.2	13.1
Other income	1.0	0.5	0.9

Total	$30.3	$43.1	$46.1

      Fees and other income are generally related to specific transactions or services and therefore may vary substantially from period to period depending on the level and types of services provided. Loan origination fees that represent yield enhancement on a loan are capitalized and amortized into interest income over the life of the loan.

      BLX and Hillman were our most significant portfolio investments at December 31, 2003, and together represented 19.1%, 15.6%, and 13.2% of our total assets at December 31, 2003, 2002, and 2001, respectively. Total interest and related portfolio income earned from BLX for the years ended December 31, 2003, 2002, and 2001, was $46.7 million, $40.2 million, and $33.1 million, respectively. Total interest and related portfolio income earned from Hillman for the years ended December 31, 2003, 2002, and 2001, was $9.7 million, $9.3 million, and $6.5 million, respectively. As discussed above, on March 31, 2004, we sold Hillman. We estimate that this transaction will result in a net reduction to interest and related portfolio income for 2004 of approximately $2.0 million.

      In July 2002, we sold WyoTech Acquisition Corporation, which was a significant portfolio investment during 2002 and 2001. Total interest and related portfolio income earned on this investment for the years ended December 31, 2002 and 2001, was $3.6 million and $5.5 million, respectively.

      Operating Expenses. Operating expenses include interest, employee, and administrative expenses. Our single largest expense is interest on our indebtedness. The fluctuations in interest expense during the years ended December 31, 2003, 2002, and 2001, are primarily attributable to changes in the level of our borrowings under various notes payable and debentures and our revolving line of credit. Our borrowing activity and weighted average interest cost, including fees and closing costs, at and for the years ended December 31, 2003, 2002, and 2001, were as follows:

($ in millions)	2003	2002	2001

Total Outstanding Debt	$954.2	$998.5	$1,020.8
Average Outstanding Debt	$943.5	$938.1	$847.1
Weighted Average Interest Cost	7.5%	6.9%	7.0%

      In addition to interest on indebtedness, interest expense includes interest on our obligations to replenish borrowed Treasury securities related to our hedging activities of $5.9 million and $1.7 million for the years ended December 31, 2003 and 2002, respectively.

      Employee expenses include salaries and employee benefits. The change in employee expense reflects the effect of wage increases, increased staffing, and the change in mix of employees given their area of responsibility and relevant experience level. Total employees were 125, 105, and 97 at December 31, 2003, 2002, and 2001, respectively. During the fourth quarter of 2002, we closed our office in Frankfurt, Germany, and as a result, we incurred additional employee costs of $0.5 million for the year ended December 31, 2002.

      Administrative expenses include legal and accounting fees, insurance premiums, the cost of leases for our headquarters in Washington, DC, and our regional offices, stock record expenses, directors’ fees, and various other expenses. Administrative expenses have increased from $15.3 million for the year ended December 31, 2001, to $22.4 million for the year ended December 31, 2003.

      Administrative expenses were $21.5 million for 2002, a $6.2 million increase over administrative expenses of $15.3 million for 2001. Higher expenses for 2002 were related to increased costs associated with legal, consulting and other fees related to market activity in our stock, including costs incurred to defend against class action lawsuits, of approximately $1.6 million, corporate liability insurance of $0.9 million, travel costs of $0.7 million, and outsourced technology assistance of $0.7 million. In addition, for 2002 we incurred administrative costs of $2.5 million related to the closing of our office in Frankfurt, Germany. Excluding costs associated with closing the Germany office, administrative expenses for 2002 were $19.0 million, an increase of $3.7 million over 2001.

      Administrative expenses were $22.4 million for 2003, a $0.9 million increase over administrative expenses of $21.5 million for 2002. Excluding costs associated with closing the Germany office in 2002, administrative expenses for 2003 increased by $3.4 million over 2002. The net increase in legal, accounting, consulting and other fees for 2003 as compared to 2002 was $0.8 million. While fees related to market activity in our stock were substantially lower in 2003 as compared to 2002, the level of professional fees incurred in 2003 still increased over 2002 as we incurred significant legal, accounting, consulting and other fees in 2003 related to the implementation of the requirements under the Sarbanes-Oxley Act of 2002. The remaining increase in administrative expenses for 2003 over 2002 was primarily due to increased costs associated with corporate liability insurance of $1.4 million, travel costs of $0.6 million, and directors’ fees of $0.5 million.

      Income Tax Expense (Benefit). Our wholly owned subsidiary, AC Corp, is a corporation subject to federal and state income taxes and records an expense or benefit for income taxes as appropriate. For the years ended December 31, 2003 and 2001, we recorded a tax benefit of $2.5 million and $0.4 million, respectively, as a result of AC Corp’s operating loss for the periods. For the year ended December 31, 2002, we recorded tax expense of $0.9 million as a result of AC Corp’s operating income for the period.

      Realized Gains and Losses. Net realized gains result from the sale of equity securities associated with certain private finance investments, the sale of CMBS bonds, and the realization of unamortized discount resulting from the sale and early repayment of private finance loans and commercial mortgage loans, offset by losses on investments. Net realized gains and losses for the years ended December 31, 2003, 2002, and 2001, were as follows:

($ in millions)	2003	2002	2001

Realized Gains	$94.3	$95.5	$10.1
Realized Losses	(19.0)	(50.6)	(9.4)

Net Realized Gains	$75.3	$44.9	$0.7

      Realized gains and losses for the years ended December 31, 2003, 2002, and 2001, resulted from various private finance and commercial real estate finance transactions.

      Realized gains for the year ended December 31, 2003, primarily resulted from transactions involving 11 private finance portfolio companies, including Blue Rhino Corporation ($12.6 million), CyberRep ($9.6 million), Morton Grove Pharmaceuticals, Inc. ($8.5 million), Warn Industries, Inc. ($8.0 million), Woodstream Corporation ($6.6 million), Kirkland’s Inc. ($3.0 million), Julius Koch USA, Inc. ($2.8 million), GC-Sun Holdings II, LP ($2.5 million), Interline Brands, Inc. ($1.7 million), WyoTech Acquisition Corporation ($1.3 million), and Advantage Mayer, Inc. ($1.2 million). In addition, gains were also realized on CMBS bonds ($31.6 million, net of a net realized loss of $2.9 million from hedges related to the CMBS bonds sold) and commercial real estate investments ($1.7 million).

      Realized gains for the year ended December 31, 2002, primarily resulted from transactions involving eight private finance portfolio companies, including WyoTech Acquisition Corporation ($60.8 million), Aurora Communications, LLC ($4.9 million), Oriental Trading Company, Inc. ($2.5 million), Kirkland’s, Inc. ($2.2 million), American Home Care Supply, LLC ($1.3 million), Autania AG ($0.8 million), FTI Consulting, Inc. ($0.7 million), and Cumulus Media, Inc. ($0.5 million). In addition, gains were also realized on CMBS bonds ($19.1 million, net of a realized loss of $0.5 million from a hedge related to the CMBS bonds sold), and one commercial real estate investment ($1.3 million). The sale of WyoTech in 2002 was subject to post-closing adjustments, and during 2003, we recognized an additional realized gain of $1.3 million related to post-closing items.

      Realized gains for the year ended December 31, 2001, primarily resulted from transactions involving three private finance portfolio companies, including FTI Consulting, Inc. ($4.6 million), SunSource Inc. ($2.5 million), and Southwest PCS, LLC ($0.8 million), and the sale of CMBS bonds ($1.7 million).

      For the years ended December 31, 2003, 2002, and 2001, we reversed previously recorded unrealized appreciation totaling $78.5 million, $78.8 million, and $6.5 million, respectively, when gains were realized. When we exit an investment and realize a gain, we make an accounting entry to reverse any unrealized appreciation we had previously recorded to reflect the appreciated value of the investment.

      Realized losses for the year ended December 31, 2003, primarily resulted from transactions involving three private finance portfolio companies, including Allied Office Products, Inc. ($7.7 million), Candlewood Hotel Company ($2.7 million), and North American Archery, LLC ($2.1 million), and eight transactions involving commercial mortgage loans ($5.9 million).

      Realized losses for the year ended December 31, 2002, primarily resulted from transactions involving 11 private finance portfolio companies, including Velocita, Inc. ($16.0 million), Schwinn Holdings Corporation ($7.9 million), Convenience Corporation of America ($5.8 million), Startec Global Communications Corporation ($4.5 million), The Loewen Group, Inc. ($2.7 million), Monitoring Solutions, Inc. ($1.7 million), Most Confiserie ($1.0 million), NetCare AG ($1.0 million), iSolve Incorporated ($0.9 million), Sure-Tel, Inc. ($0.5 million), and Soff-Cut Holdings, Inc. ($0.5 million), and also from nine commercial real estate investments ($4.7 million).

      Realized losses for the year ended December 31, 2001, primarily resulted from transactions involving three private finance portfolio companies, including Pico Products, Inc. ($2.9 million), Allied Office Products, Inc. ($2.5 million), and Genesis Worldwide,

Inc. ($1.1 million), and the continued liquidation of our whole loan commercial real estate portfolio.

      For the years ended December 31, 2003, 2002, and 2001, we reversed previously recorded unrealized depreciation totaling $20.3 million, $49.0 million, and $8.9 million, respectively, when losses were realized. When we exit an investment and realize a loss, we make an accounting entry to reverse any unrealized depreciation we had previously recorded to reflect the depreciated value of the investment.

      Change in Unrealized Appreciation or Depreciation. For a discussion of our fair value methodology, see “Change in Unrealized Appreciation or Depreciation” included in the “Comparison of Six Months Ended June 30, 2004 and 2003.”

      Net Change in Unrealized Appreciation or Depreciation. For the portfolio, net change in unrealized appreciation or depreciation for the years ended December 31, 2003, 2002, and 2001, consisted of the following:

	2003	2002	2001
($ in millions)
Net unrealized appreciation or depreciation	$(20.3)	$29.2	$18.2
Reversal of previously recorded unrealized appreciation associated with realized gains	(78.5)	(78.8)	(6.5)
Reversal of previously recorded unrealized depreciation associated with realized losses	20.3	49.0	8.9

Net change in unrealized appreciation or depreciation	$(78.5)	$(0.6)	$20.6

      At December 31, 2003, our two most significant portfolio investments were in BLX and Hillman. The following is a summary of the methodology that we used to determine the fair value of these investments.

      Business Loan Express, LLC. To determine the value of our investment in BLX at December 31, 2003, we performed four separate valuation analyses to determine a range of values: (1) analysis of comparable public company trading multiples, (2) analysis of BLX’s value assuming an initial public offering, (3) analysis of merger and acquisition transactions for financial services companies, and (4) a discounted dividend analysis. We performed the analyses with the assistance of a consultant, JMP Securities LLC.

      With respect to the analysis of comparable public company trading multiples and the analysis of BLX’s value assuming an initial public offering, we compute a median trailing and forward price earnings multiple to apply to BLX’s pro-forma net income adjusted for certain capital structure changes that we believe would likely occur should the company be sold. Each quarter we evaluate which public commercial finance companies should be included in the comparable group. Since December 31, 2002, we have consistently used CIT Group, Inc., Financial Federal Corporation, GATX Corporation, PMC Capital, Inc., and HPSC, Inc. in the comparable group. At December 31, 2002, we also included DVI, Inc. and Vestin Group, Inc. in the group; however, beginning with the quarter ended September 30, 2003, these companies were no longer included in the group because they were no longer deemed comparable due to specific matters related to those companies. Beginning with the quarter ended September 30, 2003, we added CapitalSource Inc. to the group as this company went public during the third quarter of 2003. Beginning with December 31, 2003, we added Marlin Business Services Corp. to the comparable group since this company went public during the fourth quarter of 2003. As of December 31, 2003, PMC Capital, Inc. and HSPC, Inc. were removed from the public comparable group and instead included with the merger and acquisitions transactions for financial services companies group because both companies announced agreements to sell their respective company.

      The SBA 7(a) Guaranteed Loan Program was operating under certain limitations in the first quarter of 2004 due to a high demand for 7(a) loans and an inadequate federal budget authority. At the time, based upon our analysis of BLX’s position in the market, the strength of its non-SBA conventional loan program and the current state of the SBA 7(a) loan program, we did not believe there would be any long-term adverse effect on BLX. At December 31, 2003, we did, however, take an additional discount in determining the value of our investment in BLX to account for the uncertainty surrounding the SBA 7(a) program. After this discount, our investment in BLX at December 31, 2003, was valued at $342.2 million. This fair value was within the range of values determined by the four valuation analyses. Unrealized appreciation on our investment was $87.1 million at December 31, 2003, an increase in unrealized appreciation of $51.7 million for the year ended December 31, 2003.

      The value of our investment in BLX’s Class B and Class C equity interests was $254.3 million at December 31, 2003. The value of our Class B and Class C equity interests are at an implied trailing price to pro-forma earnings ratio of approximately 10.8 times and on an implied forward projected price to pro-forma earnings ratio of approximately 8.7 times. The fair value of BLX’s Class B and Class C equity interests is at an implied multiple of investor cost basis of approximately 1.5 times.

      The Hillman Companies, Inc. In February of 2004, a definitive agreement was signed to sell Hillman that indicated an enterprise value for the company of $510 million. At December 31, 2003, we estimated the enterprise value for Hillman to be approximately $500 million, given that the sale was still subject to working capital and other adjustments and certain closing conditions. At an enterprise value of $500 million, our investment in Hillman at value totaled $234.5 million at December 31, 2003. This included unrealized appreciation of $139.9 million, an increase in unrealized appreciation of $52.0 million for the year ended December 31, 2003.

OTHER MATTERS

      Per Share Amounts. All per share amounts included in the Management’s Discussion and Analysis of Financial Condition and Results of Operations section have been computed using the weighted average shares used to compute diluted earnings per share, which were 131.6 million and 112.3 million for the six months ended June 30, 2004 and 2003, respectively, and 118.4 million, 103.6 million, and 93.0 million for the years ended December 31, 2003, 2002, and 2001, respectively.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, as dividends to our shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least

90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

Cash Flow From Operating Activities

      Our portfolio has historically generated significant cash flow from which we pay dividends to shareholders and fund new investment activity. Cash generated from the portfolio includes cash flow from net investment income and net realized gains and principal collections related to investment repayments or sales. Cash flow provided by our operating activities before new investment activity for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001 was as follows:

	For the Six Months		For the Years Ended
	Ended June 30,		December 31,

($ in millions)	2004	2003	2003	2002	2001

Net cash provided by (used in) operating activities	$(89.8)	$(4.8)	$79.9	$65.3	$(344.4)
Add: portfolio investments funded	736.3	526.4	930.6	506.4	675.2

Total cash provided by operating activities before new investments	$646.5	$521.6	$1,010.5	$571.7	$330.8

      Because of the significant amount of cash provided by operating activities before new investments, we generate sufficient cash flow to fund our operating activities as well as pay dividends to shareholders.

      Dividends to common shareholders for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were $146.8 million, $127.5 million, $267.8 million, $229.9 million and $186.2 million, respectively, for total regular quarterly dividends of $1.14, $1.14, $2.28, $2.20 and $2.01 per common share, respectively. An extra cash dividend of $0.03 per common share was declared during 2002 and was paid to shareholders on January 9, 2003. For the third quarter of 2004, the Board of Directors has declared a dividend of $0.57 per common share payable on September 30, 2004 to stockholders of record on September 10, 2004.

      Dividends are generally determined based upon an estimate of annual taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      Our Board of Directors evaluates whether to retain or distribute taxable net capital gains on an annual basis. Our dividend policy allows us to continue to distribute capital gains, but will also allow us to retain gains to support future growth. Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year.

      At June 30, 2004, we had significant outstanding commitments to fund investments totaling $325.8 million. We intend to fund these commitments and prospective investment opportunities with existing cash, through cash flow from operations before new investments, through borrowings under our line of credit or other long-term debt agreements, or through the sale or issuance of new equity capital.

Debt and Equity Capital

      Because we are a regulated investment company, we distribute our taxable income and, therefore, require external capital for asset growth. As a result, from time to time we will raise growth capital in the form of new debt or equity capital.

      At June 30, 2004, and December 31, 2003, 2002, and 2001, our total assets, total debt outstanding, total shareholders’ equity, debt to equity ratio and asset coverage for senior indebtedness were as follows:

		December 31,
	June 30,
($ in millions)	2004	2003	2002	2001

Total assets	$3,180.4	$3,019.9	$2,794.3	$2,460.7
Total debt outstanding	$1,058.8	$954.2	$998.5	$1,020.8
Total shareholders’ equity	$1,904.7	$1,914.6	$1,546.1	$1,352.1
Debt to equity ratio	0.56	0.50	0.65	0.75
Asset coverage ratio(1)	296%	322%	270%	245%

(1)	As a business development company, we are generally required to maintain a minimum ratio of 200% of total assets to total borrowings.

     We currently target a debt to equity ratio ranging between 0.50:1.00 to 0.65:1.00, and over the past three years, we have intentionally deleveraged the balance sheet to move the leverage ratio to the lower end of the target debt to equity ratio range. We have been in a period of economic uncertainty, and we believe that it is prudent to operate with a larger equity capital base and less leverage. We did not sell equity during the six months ended June 30, 2004. For the years ended December 31, 2003 and 2002, we raised equity of $422.9 million and $172.8 million, respectively, including $86.5 million raised through a non-transferable rights offering during 2002. In addition, shareholders’ equity increased by $25.0 million, $21.2 million and $22.1 million through the exercise of employee options, the collection of notes receivable from the sale of common stock, and the issuance of shares through our dividend reinvestment plan for the six months ended June 30, 2004, and for the years ended December 31, 2003 and 2002, respectively.

      We employ an asset-liability management strategy that focuses on matching the estimated maturities of our loan and investment portfolio to the estimated maturities of our borrowings. We use our revolving line of credit facility as a means to bridge to long-term financing in the form of debt or equity capital, which may or may not result in temporary differences in the matching of estimated maturities. Availability on the revolving line of credit, net of amounts committed for standby letters of credit issued under the line of credit facility, was $300.1 million on June 30, 2004. We evaluate our interest rate exposure on an ongoing basis. Generally, we seek to fund our primarily fixed-rate investment portfolio with fixed-rate debt or equity capital. To the extent deemed necessary, we may hedge variable and short-term interest rate exposure through interest rate swaps or other techniques.

      At June 30, 2004, and December 31, 2003, we had outstanding debt as follows:

	June 30, 2004					December 31, 2003

					Annual					Annual
					Portfolio					Portfolio
					Return to					Return to
			Annual		Cover			Annual		Cover
	Facility	Amount	Interest		Interest	Facility	Amount	Interest		Interest
($ in millions)	Amount	Outstanding	Cost(1)		Payments(2)	Amount	Outstanding	Cost(1)		Payments(2)

Notes payable and debentures:
Unsecured notes payable	$757.1	$757.1	7.1%		1.7%	$854.0	$854.0	7.2%		2.0%
SBA debentures	94.8	87.5	8.1%		0.2%	101.8	94.5	8.1%		0.3%
OPIC loan	5.7	5.7	6.6%		0.0%	5.7	5.7	6.6%		0.0%

Total notes payable and debentures	857.6	850.3	7.2%		1.9%	961.5	954.2	7.3%		2.3%
Revolving line of credit	552.5	208.5	5.1	% (3)	0.3%	532.5	—	—	(3)	0.1%

Total debt	$1,410.1	$1,058.8	6.8	% (3)	2.3%	$1,494.0	$954.2	7.5	% (3)	2.4%

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The annual portfolio return to cover interest payments is calculated as the June 30, 2004, or December 31, 2003, annualized cost of debt per class of financing outstanding divided by total assets at June 30, 2004, or December 31, 2003, respectively.

(3)	The current interest rate payable on the revolving line of credit was 3.8% at June 30, 2004, which excluded the annual cost of commitment fees and other facility fees of $2.8 million. There were no amounts drawn on the revolving line of credit at December 31, 2003. The annual cost of commitment fees and other facility fees on the revolving line of credit was $2.7 million at December 31, 2003. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount outstanding on the facility as of the balance sheet date.

     Unsecured Notes Payable. We have issued long-term debt to institutional lenders, primarily insurance companies. The notes have five- or seven-year maturities, with maturity dates beginning in 2004 and generally have fixed rates of interest. The notes generally require payment of interest only semi-annually, and all principal is due upon maturity.

      On March 25, 2004, we issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as our existing unsecured notes. Simultaneous with issuing the notes, we entered into a cross-currency swap with a financial institution which fixed our interest and principal payments in U.S. dollars for the life of the debt.

      On April 30, 2004, we repaid $112.0 million of unsecured notes payable that matured on May 1, 2004.

      Small Business Administration Debentures. We, through our small business investment company subsidiary, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During the first quarter of 2004, we repaid $7.0 million of this outstanding debt. Under the small business investment company program, we may borrow up to $116.0 million from the Small Business Administration. At June 30, 2004, we had a commitment from the Small Business Administration to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Revolving Line of Credit. We have an unsecured revolving line of credit with a committed amount of $552.5 million. The line of credit may be expanded through new or additional commitments up to $600 million at our option. The revolving line of credit expires in April 2005, with the right to extend the maturity for one additional year at our option under substantially similar terms. The credit facility generally bears interest at a rate, at our option, equal to (i) the one-month LIBOR plus 1.50%, (ii) the Bank of America, N.A. cost of funds plus 1.50% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus 0.50%. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      Outstanding borrowings on the unsecured revolving line of credit at June 30, 2004, were $208.5 million. The amount available under the line at June 30, 2004, was $300.1 million, net of amounts committed for standby letters of credit of $43.9 million. Net repayments on the revolving line of credit for the year ended December 31, 2003, were $204.3 million.

      We have various financial and operating covenants required by the revolving line of credit and notes payable and debentures. These covenants require us to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. Our credit facilities limit our ability to declare dividends if we default under certain provisions. As of June 30, 2004, we were in compliance with these covenants.

      The following table shows our significant contractual obligations for the repayment of debt and payment of other contractual obligations as of June 30,2004.

		Payments Due By Year

							After
	Total	2004	2005	2006	2007	2008	2008
($ in millions)
Notes payable and debentures:
Unsecured notes payable	$757.1	$102.0	$165.0	$175.0	$—	$153.0	$162.1
SBA debentures	87.5	—	14.0	—	—	—	73.5
OPIC loan	5.7	—	—	5.7	—	—	—
Revolving line of credit(1)	208.5	—	—	208.5	—	—	—
Operating leases	33.3	1.8	4.2	4.2	4.1	4.1	14.9

Total contractual obligations	$1,092.1	$103.8	$183.2	$393.4	$4.1	$157.1	$250.5

(1)	The revolving line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at our option. We assume that we would exercise our option to extend the revolving line of credit resulting in an assumed maturity of April 2006. At June 30, 2004, $300.1 million remains unused and available, net of amounts committed for standby letters of credit of $43.9 million issued under the credit facility.

     The following table shows our contractual commitments that may have the effect of creating, increasing, or accelerating our liabilities as of June 30, 2004.

		Amount of Commitment Expiration Per Year

							After
	Total	2004	2005	2006	2007	2008	2008
($ in millions)
Guarantees	$92.6	$0.5	$0.6	$1.1	$86.8	$—	$3.6
Standby letters of credit(1)	43.9	—	1.2	42.7	—	—	—

Total commitments	$136.5	$0.5	$1.8	$43.8	$86.8	$—	$3.6

(1)	Standby letters of credit are issued under our revolving line of credit that expires in April 2005 and may be extended under substantially similar terms for one additional year at our option, for an assumed maturity of April 2006. Therefore, unless a standby letter of credit is set to expire at an earlier date, we have assumed that the standby letters of credit will expire contemporaneously with the expiration of our line of credit in April 2006.

     In addition, we had outstanding commitments to fund investments totaling $325.8 million at June 30, 2004, as discussed above.

      Subsequent to June 30, 2004, we made an additional investment commitment of $150 million in the form of a revolving line of credit facility to support Callidus’ middle-

market underwriting and syndication activities. This commitment is not included in our outstanding investment commitments as of June 30, 2004.

CRITICAL ACCOUNTING POLICIES

      The consolidated financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.

        Valuation of Portfolio Investments. As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. Our investments are generally subject to restrictions on resale and generally have no established trading market. We value substantially all of our investments at fair value as determined in good faith by the Board of Directors in accordance with our valuation policy. We determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Our valuation policy considers the fact that no ready market exists for substantially all of the securities in which we invest. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. The value of investments in publicly traded securities are determined using quoted market prices discounted for restrictions on resale, if any.

        Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if we have doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under our internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by us depending on such company’s working capital needs. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

        Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

      Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”). CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      We recognize income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed.

      Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

      Fee Income. Fee income includes fees for guarantees and services rendered by us to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and investment advisory services fees are generally recognized as income as the services are rendered.

SENIOR SECURITIES

      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Unsecured Long-term Notes Payable
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	180,000,000	2,734	—	N/A
1999	419,000,000	2,283	—	N/A
2000	544,000,000	2,445	—	N/A
2001	694,000,000	2,453	—	N/A
2002	694,000,000	2,704	—	N/A
2003	854,000,000	3,219	—	N/A
2004 (as of June 30, unaudited)	757,080,000	2,961	—	N/A
Small Business Administration Debentures (5)
1994	$54,800,000	$3,695	$—	N/A
1995	61,300,000	2,868	—	N/A
1996	61,300,000	2,485	—	N/A
1997	54,300,000	2,215	—	N/A
1998	47,650,000	2,734	—	N/A
1999	62,650,000	2,283	—	N/A
2000	78,350,000	2,445	—	N/A
2001	94,500,000	2,453	—	N/A
2002	94,500,000	2,704	—	N/A
2003	94,500,000	3,219	—	N/A
2004 (as of June 30, unaudited)	87,500,000	2,961	—	N/A

Overseas Private Investment Corporation Loan
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	8,700,000	2,485	—	N/A
1997	8,700,000	2,215	—	N/A
1998	5,700,000	2,734	—	N/A
1999	5,700,000	2,283	—	N/A
2000	5,700,000	2,445	—	N/A
2001	5,700,000	2,453	—	N/A
2002	5,700,000	2,704	—	N/A
2003	5,700,000	3,219	—	N/A
2004 (as of June 30, unaudited)	5,700,000	2,961	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Revolving Lines of Credit
1994	$32,226,000	$3,695	$—	N/A
1995	20,414,000	2,868	—	N/A
1996	45,099,000	2,485	—	N/A
1997	38,842,000	2,215	—	N/A
1998	95,000,000	2,734	—	N/A
1999	82,000,000	2,283	—	N/A
2000	82,000,000	2,445	—	N/A
2001	144,750,000	2,453	—	N/A
2002	204,250,000	2,704	—	N/A
2003	0	0	—	N/A
2004 (as of June 30, unaudited)	208,500,000	2,961	—	N/A

Auction Rate Reset Note
1994	$0	$0	$—	N/A
1995	0	0	—	N/A
1996	0	0	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	76,598,000	2,445	—	N/A
2001	81,856,000	2,453	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

Master Repurchase Agreement and Master Loan and Security Agreement
1994	$23,210,000	$3,695	$—	N/A
1995	0	0	—	N/A
1996	85,775,000	2,485	—	N/A
1997	225,821,000	2,215	—	N/A
1998	6,000,000	2,734	—	N/A
1999	23,500,000	2,283	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Senior Note Payable(6)
1994	$20,000,000	$3,695	$—	N/A
1995	20,000,000	2,868	—	N/A
1996	20,000,000	2,485	—	N/A
1997	20,000,000	2,215	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

Bonds Payable
1994	$0	$0	$—	N/A
1995	98,625,000	2,868	—	N/A
1996	54,123,000	2,485	—	N/A
1997	0	0	—	N/A
1998	0	0	—	N/A
1999	0	0	—	N/A
2000	0	0	—	N/A
2001	0	0	—	N/A
2002	0	0	—	N/A
2003	0	0	—	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

Redeemable Cumulative Preferred Stock(5)(7)
1994	$1,000,000	$351	$100	N/A
1995	1,000,000	277	100	N/A
1996	1,000,000	242	100	N/A
1997	1,000,000	217	100	N/A
1998	1,000,000	267	100	N/A
1999	1,000,000	225	100	N/A
2000	1,000,000	242	100	N/A
2001	1,000,000	244	100	N/A
2002	1,000,000	268	100	N/A
2003	1,000,000	319	100	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	Per Unit(2)	Per Unit(3)	Per Unit(4)

Non-Redeemable Cumulative Preferred Stock(5)
1994	$6,000,000	$351	$100	N/A
1995	6,000,000	277	100	N/A
1996	6,000,000	242	100	N/A
1997	6,000,000	217	100	N/A
1998	6,000,000	267	100	N/A
1999	6,000,000	225	100	N/A
2000	6,000,000	242	100	N/A
2001	6,000,000	244	100	N/A
2002	6,000,000	268	100	N/A
2003	6,000,000	319	100	N/A
2004 (as of June 30, unaudited)	0	0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. The asset coverage ratio for a class of senior securities that is preferred stock is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness, plus the involuntary liquidation preference of the preferred stock (see footnote 3). The Asset Coverage Per Unit for preferred stock is expressed in terms of dollar amounts per share.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

(5)	Issued by our small business investment company subsidiary to the Small Business Administration. These categories of senior securities are not subject to the asset coverage requirements of the 1940 Act. See “Certain Government Regulations — Small Business Administration Regulations.”

(6)	We were the obligor on $15 million of the senior notes. Our small business investment company subsidiary was the obligor on the remaining $5 million, which is not subject to the asset coverage requirements of the 1940 Act.

(7)	The Redeemable Cumulative Preferred Stock was reclassified to Other Liabilities on the accompanying financial statements during 2003 in accordance with SFAS No. 150.

BUSINESS

General

      As a business development company, or BDC, we are in the private equity business. Specifically, we provide long-term debt and equity capital. We believe the private equity capital markets are important to the growth of small and middle market companies because such companies often have difficulty accessing the public debt and equity capital markets because their capital needs are too small to be attractive to the public markets, or because they are in need of long-term growth capital, which banks do not generally provide. We believe that we are well positioned to be a source of capital for such companies.

      We have participated in the private equity business since Allied Capital was founded in 1958. We have financed thousands of companies nationwide. We generally invest in established, middle market companies with adequate cash flow for debt service. We are not venture capitalists, and we generally do not provide seed, or early stage, capital.

      Our investment objective is to achieve current income and capital gains. In order to achieve this objective, we invest in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (CMBS) and collateralized debt obligation bonds and preferred shares (CDOs).

Private Equity Investing

      As a private equity investor, we spend significant time and effort identifying, structuring, performing due diligence, monitoring, valuing and ultimately exiting our investments. We generally target companies in less cyclical industries with, among other things, high return on invested capital, management teams with meaningful equity ownership, well-constructed balance sheets, and that have the ability to generate free cash flow. Each investment is subject to an extensive due diligence process. It is not uncommon for a single investment to take from two months to a full year to complete, depending on the complexity of the transaction.

      Our investment activity is primarily focused in three areas:

•	Lending subordinated debt with or without equity features to middle market companies (also known as mezzanine investing),

•	Buying controlling equity stakes in middle market companies (also known as buyout investing), and

•	Investing in non-investment grade classes of commercial mortgage-backed securities (CMBS) and collateralized debt obligations (CDO).

      We have chosen these investment classes because the investments can be structured to provide recurring cash flow to us as the investor. In addition to earning interest income, we may earn income from management, diligence, structuring or other fees. We may also enhance our total return through capital gains through equity features, such as nominal cost warrants, or by investing in equity instruments. Net realized capital gains received over the past ten years as a percentage of total assets are shown in the chart below.

      Our investments in mezzanine loans, equity investments in middle market companies, and non-investment grade tranches of CMBS and CDO pools are generally long-term in nature and privately negotiated, and no readily available market exists for them. This makes our investments highly illiquid and, as a result, we cannot trade them. When we make an investment, we enter into a long-term arrangement where our ultimate exit from that investment may be five to ten years in the future.

      We believe illiquid investments generally provide better investment returns on average over time than do more liquid investments, such as public equities, public debt instruments, or large syndicated senior loans, because of the increased risk in holding such investments. Investors in illiquid investments cannot manage risk through investment trading techniques. In order to manage our risk, we focus on careful investment selection, thorough due diligence, consistent monitoring and portfolio diversification. Our investment management processes have been designed to incorporate these tools.

      We believe our business model is well suited for long-term illiquid investing. Our balance sheet is capitalized with significant equity capital and we use only a modest level of debt capital, which allows us the ability to manage through difficult market conditions without the risk of liquidity issues. Under the Investment Company Act of 1940 we are restricted to a debt to equity ratio of approximately one-to-one. Thus, our long-term under-leveraged capital structure is well suited for long-term illiquid investments.

      In general, we compete with a large number of financial services companies, including specialty and commercial financial companies, commercial banks and private equity funds. However, we primarily compete with private equity funds because they are also focused on providing long-term debt and equity capital to middle market companies. We believe that we have key structural and operational advantages when compared to private equity funds.

      Many private equity funds operate with different cost structures than ours, which often include management and carried interest fees (which are sometimes referred to as incentive fees) paid to the management of an external investment adviser. We are internally managed and have no external advisor. In addition, our access to the public equity markets generally allows us the opportunity to raise equity capital at a lower cost than that of private equity funds. Our lower cost of capital may give us a pricing advantage when competing for new investments. In addition, the perpetual nature of our corporate structure enables us to be a better long-term partner for our portfolio companies than a traditional private equity fund, which typically has a limited life. For additional information concerning the competitive risks we face, see “Risk Factors — We operate in a competitive market for investment opportunities.”

Private Finance Portfolio

      Our private finance portfolio is primarily composed of mezzanine loans (junior capital in the form of subordinated debt, with or without equity features) and equity securities. Our capital is used to fund:

• growth	• note purchases
• acquisitions	• bridge financings
• buyouts	• other types of financings
• recapitalizations

      At June 30, 2004, 67% of the private finance portfolio consisted of loans and debt securities and 33% consisted of equity securities.

      We focus on mezzanine and buyout investments where we can select investments that are structured to generate current returns as well as potential future capital gains. It is our preference to structure our investments with a focus on current recurring income, with a lesser emphasis on future capital gains. Our loans generally have interest-only payments in the early years and payments of both principal and interest in the later years with maturities of five to ten years, although maturities and principal amortization schedules may vary. Our loans are also generally unsecured. We target a minimum 10% current yield on the debt component of our private finance portfolio and such payments are generally made to us quarterly. The weighted average yield on our private finance loans and debt securities was 14.6% at June 30, 2004.

      To the extent that we buy a controlling equity stake in a company, we generally structure our investments such that we earn a current return through a combination of interest income on our senior loans and subordinated debt, dividends on our preferred and common equity, and management or transaction services fees to compensate us for the managerial assistance that we provide to a controlled portfolio company.

      We generally invest in private companies though, from time to time, we may invest in public companies that lack access to public capital or whose securities may not be marginable. These investments are also generally illiquid. We generally target companies in less cyclical industries that tend to generate free cash flow and high returns on invested capital.

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2004, and December 31, 2003 and 2002, were as follows:

	2004	2003	2002

Industry
Business services	35%	22%	24%
Consumer products	19	30	34
Financial services	19	19	16
Healthcare services	8	8	6
Industrial products	5	6	8
Energy services	4	4	2
Retail	3	4	4
Telecommunications	2	2	2
Broadcasting & cable	2	2	1
Other	3	3	3

Total	100%	100%	100%

Geographic Region
Mid-Atlantic	38%	40%	33%
West	33	16	15
Midwest	14	26	30
Southeast	10	13	17
Northeast	5	4	4
International	—	1	1

Total	100%	100%	100%

      We monitor the portfolio to maintain diversity within the industries in which we invest. We currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

      Target Characteristics. When assessing a prospective private finance investment, we look for companies with certain target characteristics, which may or may not be present in the companies in which we invest. Our target investments generally are in companies with the following characteristics:

•	Management team with meaningful equity ownership

•	Dominant or defensible market position

•	High return on invested capital

•	Stable operating margins

•	Ability to generate free cash flow

•	Well-constructed balance sheet

Commercial Real Estate Portfolio

      Our commercial real estate investments are generally in the non-investment grade tranches of commercial mortgage-backed securities, also known as CMBS. “Non-investment grade” means that nationally recognized statistical rating organizations rate these securities below the top four investment-grade rating categories (i.e., “AAA”

through “BBB”), and are sometimes referred to as “junk bonds.” Unlike most “junk bonds,” which are typically unsecured debt instruments, the non-investment grade CMBS bonds in which we invest are secured by an underlying collateral pool of commercial mortgage loans, which are, in turn, secured by commercial real estate. The underlying collateral for our CMBS bonds consist of senior mortgage loans on commercial real estate properties where the loans, on average, were underwritten to achieve a loan to value ratio of approximately 70%. We generally invest at the initial issuance of the CMBS, and are able to review the underlying collateral of mortgage loans as if we were making an initial decision to fund such loans and to determine if we want to exclude loans that do not meet our credit, collateral, structural or other standards. We are also able to negotiate to acquire the securities at significant discounts from their face amount. At June 30, 2004, our CMBS portfolio had a weighted average yield to maturity of 13.0%.

      Our CMBS bonds by rating classification at June 30, 2004, were as follows:

	June 30, 2004

			Percentage of
	Cost	Value	Total Value
($ in thousands)
BBB-	$22,295	$21,495	4.0%
BB+	78,151	79,587	15.0
BB	44,418	45,410	8.6
BB-	29,754	30,281	5.7
B+	60,664	60,661	11.4
B	55,042	55,917	10.5
B-	89,236	87,537	16.5
CCC+	23,799	19,969	3.8
CCC	23,209	18,099	3.4
CCC-	—	—	—
CC	1,474	965	0.2
Unrated	115,860	110,875	20.9

Total	$543,902	$530,796	100.0%

      At June 30, 2004, the age of our bonds with a rating class of B+ and lower was as follows:

	Value	Percentage
($ in thousands)
Less than one year old	$102,859	29.1%
One to two years old	54,632	15.4
Two to three years old	52,779	14.9
Three years old or older	143,753	40.6

	$354,023	100.0%

      At June 30, 2004, the underlying pools of mortgage loans that are collateral for our CMBS consisted of approximately 6,400 commercial mortgage loans and real estate properties owned. The underlying mortgage loans securing the CMBS, calculated using the outstanding principal balance, at June 30, 2004, and December 31, 2003 and 2002, were diversified over the following property types and geographic locations:

	2004	2003	2002

Property Type
Retail	33%	35%	32%
Office	31	24	21
Housing	21	25	27
Industrial	5	5	7
Hospitality	4	5	6
Other	6	6	7

Total	100%	100%	100%

Geographic Region
West	28%	31%	31%
Mid-Atlantic	27	27	25
Midwest	22	21	22
Southeast	17	17	17
Northeast	6	4	5

Total	100%	100%	100%

      In addition to our CMBS investments, we have invested in the bonds and preferred shares of collateralized debt obligations, or CDOs, which are secured by investment grade unsecured debt issued by various real estate investment trusts, or REITs, investment grade and non-investment grade CMBS, and other real estate related collateral. The bonds and the preferred shares of the CDOs in which we have invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. The yield on our CDO bonds and preferred shares at June 30, 2004, was 17.3%.

Business Processes

      Investment Sourcing. Over the years, we have developed and maintained relationships with other private equity investors, investment banks, business brokers, merger and acquisition advisors, financial services companies, banks, law firms and accountants, through whom we source investment opportunities. Through these relationships, especially those with private equity sponsors, we have been able to strengthen our position as a long-term investor. We are well known in the private capital markets, and we believe that our experience and reputation provide a competitive advantage in originating new investments.

      Underwriting Process and Investment Approval. In assessing new investment opportunities, we follow a documented process that includes centralized credit approval.

      Private Finance. The typical mezzanine transaction requires two to six months of diligence and structuring before funding occurs. The typical buyout transaction may take up to one year to complete. The due diligence process is significantly longer for those transactions in which we take a controlling interest or substantial equity stake in the company.

      In a typical private finance transaction, we thoroughly review, analyze, and substantiate, through due diligence, the business plan and operations of the potential portfolio company. We perform financial due diligence, often with the assistance of an accounting firm; perform operational due diligence, often with the assistance of an industry consultant; study the industry and competitive landscape; and conduct numerous reference checks with current and former employees, customers, suppliers, and competitors. We typically work with a number of external consultants in performing due diligence and in monitoring our portfolio investments.

      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and the other capital providers, including senior, junior, and equity capital providers, to structure a “deal.” We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

      Our mezzanine debt instruments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several months and is designed to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls and take control provisions. Our loans and debt securities have an annual stated interest rate; however, that interest rate is only one factor in pricing the investment relative to our rights and priority in the portfolio company’s capital structure. The annual stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. In addition to the interest earned on loans and debt securities, our mezzanine investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. The warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

      The key steps in our private finance investment process are:

•	Initial investment screening;

•	Initial investment committee approval;

•	Due diligence, structuring and negotiation;

•	Independent internal review of diligence results;

•	Final investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all mezzanine investments that are equal to or greater than $20 million and every buyout transaction); and

•	Funding of the investment.

      The investment process benefits from the significant professional experience of the members of our investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer and other senior investment officers.

      Every mezzanine transaction that represents a commitment equal to or greater than $20 million and every buyout transaction requires approval by the Executive Committee of the Board of Directors in addition to investment committee approval. Due diligence must be successfully completed with final investment committee approval before funds are disbursed to a portfolio company.

      CMBS and CDOs. The typical CMBS or CDO investment takes between two to three months to complete. We receive extensive underwriting information regarding the mortgage loans and other securities comprising a CMBS or CDO pool from the issuer. We then work with the issuer, the investment bank, and the rating agencies to underwrite the collateral securing our investment. For instance, when we review the underlying commercial mortgage loans securing a CMBS transaction, we analyze the estimate of cash flow and debt service coverage, and assess the collateral value and loan-to-value ratios. We study the local real estate market trends and form an opinion as to whether the loan as originally underwritten by the issuer is sound. Based on the findings of our diligence procedures, we may reject certain mortgage loans from inclusion in the pool.

      The key steps in our CMBS and CDO investment process are:

•	Initial assessment of collateral pool data;

•	Preparation of preliminary bid letter;

•	Due diligence, structuring and negotiation;

•	Investment committee approval;

•	Approval by the Executive Committee of the Board of Directors (for all investments that are equal to or greater than $20 million); and

•	Funding of the investment.

      The investment process benefits from the significant professional experience of our real estate investment committee members. CMBS and CDO transactions are approved by the commercial real estate investment committee, which is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer and other senior investment officers. CMBS and CDO transactions that are equal to or greater than $20 million are also reviewed and approved by the Executive Committee of the Board of Directors.

      Portfolio Management. We monitor the progress of each portfolio company or collateral loan underlying a CMBS or CDO investment. Middle market companies often lack the management expertise and experience found in larger companies. As a BDC, we are required by the 1940 Act to make available significant managerial assistance to our portfolio companies. Our senior level professionals work with portfolio company management teams to assist them to acquire other companies, to optimize their cost structures, to recruit management talent, to develop their marketing strategies, and to provide a variety of other services. We also support our portfolio companies’ efforts to structure and attract additional capital.

      With respect to our private finance portfolio, investment professionals regularly monitor the status and performance of each individual investment. This portfolio company monitoring process includes review of the company’s financial performance against its business plan, review of current financial statements and compliance with financial covenants, evaluation of significant current developments and assessment of future exit strategies. We typically have board observation rights for mezzanine investments, which allows us to attend portfolio company board meetings. For buyout investments, we generally hold a majority of the seats on the board of directors.

      From time to time we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and gauge our progress against the strategy at periodic portfolio management committee meetings. Our portfolio management committee is chaired by our Chief Executive Officer and includes our Chief Operating Officer, our Chief Financial Officer, and other senior professionals.

      Private finance investments are priced to provide an investment return considering the fact that certain investments in the portfolio may underperform or result in loss of investment return or investment principal. As a private equity investor we will incur losses from our investing activities, however we have a history of working with troubled portfolio companies in order to recover as much of our investments as is practicable.

      With respect to our CMBS and CDO portfolio, we monitor the performance of the underlying collateral pool through data provided by third party master and special servicers. These master servicers are responsible for the day-to-day loan servicing functions, including billing, payment processing, collections on loans less than 60 days past due, tax and insurance escrow processing, and property inspections. Special servicers are responsible for collections on loans greater than 60 days past due, including workout administration and management of foreclosed properties, and loans less than 60 days past due that have had a transfer event.

      When a loan moves to the designated special servicer, a workout plan is formulated by the special servicer and reviewed by us when we hold the controlling interest in the lowest rated tranche outstanding, which is generally the non-rated tranche at issuance. Once reviewed by us, the special servicer carries out the workout plan, updating us on the status. With respect to certain CMBS issuances where we own the controlling class of securities, we are the named special servicer, and where we are not the named special servicer, we generally have the ability to replace the existing named special servicer at any time. In addition, we act as the disposition consultant with respect to certain of our CDO investments, which allows us to approve disposition plans for individual collateral securities.

      Portfolio Grading. We employ a standard grading system to monitor the quality of our portfolio. Grade 1 is for those investments from which a capital gain is expected. Grade 2 is for investments performing in accordance with plan. Grade 3 is for investments that require closer monitoring; however, no loss of investment return or principal is expected. Grade 4 is for investments that are in workout and for which some loss of current investment return is expected, but no loss of principal is expected. Grade 5 is for investments that are in workout and for which some loss of principal is expected.

      Portfolio Valuation. We determine the value of each investment in our portfolio on a quarterly basis and changes in value result in unrealized appreciation or depreciation being recognized in our statement of operations. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. At June 30, 2004, portfolio investments recorded at fair value were approximately 87% of our total assets. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      Valuation Process. The portfolio valuation process is managed by our Chief Valuation Officer (“CVO”). The CVO works with the investment professionals responsible for each investment. The following is a description of the steps we take each quarter to determine the value of our portfolio.

•	Our valuation process begins with each portfolio company or investment being initially valued by the Allied Capital deal team, led by the Managing Director or senior officer who is responsible for the portfolio company relationship.

•	The CVO meets with each Managing Director or responsible senior officer to discuss the preliminary valuation determined and documented by the deal team for each of their respective investments. The CVO reviews the valuation data and conclusions.

•	Each investment committee meets with the CVO to discuss the valuation results. Members of the investment committees have the opportunity to discuss the preliminary valuation of each portfolio investment and to question the valuation conclusions arrived at by the CVO and the respective deal teams.

•	Valuation documentation is distributed to the members of the Board of Directors.

•	The Board of Directors meets to discuss valuations and review the input of the CVO and management.

•	To the extent changes or additional information is deemed necessary, a follow-up Board meeting may take place.

•	The Board of Directors determines the fair value of the portfolio in good faith.

      In connection with our valuation process to determine the fair value of a private finance investment, we may receive independent assessments of a particular private finance portfolio company’s value in the ordinary course of business, most often in the context of a prospective sale transaction or in the context of the bankruptcy process, or we may work with independent third-party consultants to obtain assistance and advice as additional support in the preparation of our internal valuation analysis. The valuation analysis prepared by management using these independent valuation resources is submitted to our Board of Directors for their determination of fair value of the portfolio in good faith.

      Disposition of Investments. We manage our portfolio of investments in an effort to maximize our expected returns. Our portfolio is large and diverse and we frequently are repaid by our borrowers and exit our debt and equity investments as portfolio companies are sold or recapitalized. In our mezzanine investments, we frequently are in a minority ownership position in a portfolio company, and as a result, generally exit the investment when the majority equity stakeholder decides to sell or recapitalize the company. Where we have a control position in our investment, as we frequently have in buyout investments and in CMBS and CDO investments, we have more flexibility and can determine whether or not we should exit our investment. Our most common exit strategy is the sale of a portfolio company to a strategic or financial buyer. If an investment has appreciated in value, we may realize a capital gain when we exit the investment. If an investment has depreciated in value, we may realize a loss when we exit the investment.

Dividends

      We have elected to be taxed as a regulated investment company under subchapter M of the Internal Revenue Code. As such, we are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. We pay regular quarterly dividends based upon an estimate of annual taxable income, which includes our taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends and the amortization of discounts and fees. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

      We began paying quarterly dividends in 1963, and our portfolio has provided sufficient ordinary taxable income and realized net capital gains to sustain or grow our dividends over time. The percentage of our dividend generated by ordinary taxable income versus capital gain income will vary from year to year, but we believe that the ability to generate both ordinary and capital gain income builds predictability in the dividends we pay. The percentage of ordinary taxable income versus capital gain income supporting the dividend for the past five years is shown below.

Corporate Structure and Offices

      We were founded in 1958. We are a Maryland corporation and a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the 1940 Act. We have a subsidiary, Allied Investment Corporation, which has also elected to be regulated as a BDC and is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company. See “Certain Government Regulations” below for further information about small business investment company regulation.

      In addition, we have a real estate investment trust subsidiary, Allied Capital REIT, Inc., and several subsidiaries that are single-member limited liability companies established primarily to hold real estate properties. We also have a subsidiary, A.C. Corporation, that provides diligence and structuring services on private finance and commercial real estate transactions, as well as structuring, transaction, management and advisory services to Allied Capital, our portfolio companies and other third parties.

      Our executive offices are located at 1919 Pennsylvania Avenue, NW, Washington, DC 20006 and our telephone number is (202) 331-1112. In addition, we have regional offices in New York, Chicago and Los Angeles.

Employees

      At June 30, 2004, we employed 153 individuals including investment and portfolio management professionals, operations professionals and administrative staff. The majority of these individuals are located in our Washington, DC office. We believe that our relations with our employees are excellent.

Legal Proceedings

      On June 23, 2004, the SEC notified us that they are conducting an informal investigation of us. Based on the documentation requested by the SEC, the nature of the inquiry appears to pertain to matters related to our portfolio company, Business Loan Express, LLC and allegations made by short sellers over the last two years. We have voluntarily agreed to cooperate fully with the SEC’s investigation.

      On June 2, 2004, Ferolie Corporation, a food broker with business and contractual relationships with an entity that is now affiliated with one of our portfolio companies, Advantage Sales & Marketing Inc., filed suit against us, Advantage Sales & Marketing and the affiliated entity in the United States District Court for the District of Columbia alleging that, among other things, we and Advantage Sales & Marketing had tortiously interfered with Ferolie’s contract with the affiliated entity by causing the affiliated entity (i) to breach its obligations to Ferolie regarding Ferolie’s participation in a reorganization transaction involving the affiliated entity and (ii) to induce clients of Ferolie to transfer their business to the affiliated entity. Ferolie seeks actual and punitive damages against us and Advantage Sales & Marketing and declaratory and injunctive relief. On July 15, 2004, the United States District Court for the District of Columbia dismissed the lawsuit for lack of jurisdiction. On August 17, 2004, Ferolie filed a “Petition to Compel Arbitration” in the United Stated District Court for the Northern District of Illinois naming us, Advantage Sales & Marketing and the affiliated entity as respondents. Ferolie attached to its petition an “Amended Demand for Arbitration and Statement of Claims” that asserts essentially the same claims as were asserted in the lawsuit that was dismissed by the United States District Court for the District of Columbia.

      In addition to the above matters, we are party to certain lawsuits in the normal course of business. While the outcome of these legal proceedings and other matters cannot at this time be predicted with certainty, we do not expect that these matters will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

      The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an equity investment at June 30, 2004. Percentages shown for class of securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

      The portfolio companies are presented in three categories: companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

      For information relating to the amount and nature of our investments in portfolio companies, see our consolidated statement of investments at June 30, 2004, at pages F-6 to F-15.

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Companies More Than 25% Owned
ACE Products, Inc.(1)	Rubber and Plastic Tire	Class A Common Stock	47.4%
850 Industrial Boulevard	Manufacturer	Class B Common Stock	100.0%
Newport, TN 37821
Acme Paging, L.P.(1)	Paging Services	Class A Equity Interests	100.0%
6080 SW 40th Street, Suite 3		Class B Equity Interests	1.7%
Miami, FL 33155		Common Stock
		in Affiliate	15.8%
Advantage Sales & Marketing, Inc.(1)(6)	Sales and Marketing	Class A Common Stock	100.0%
19100 Von Karman Avenue Suite 600	Agency
Irvine, CA 92612
Alaris Consulting, LLC(1)(2)	Consulting Firm	Equity Interests	100.0%
360 W. Butterfield Road
Suite 400
Elmhurst, IL 60126
American Healthcare Services, Inc.(1)	Consumer Health	Common Stock	68.6%
3600 Mansell Road	Services Provider
Suite 150
Alpharetta, GA 30022
Avborne, Inc.(1)	Aviation Services	Series B Preferred Stock	23.8%
c/o Trivest, Inc.		Common Stock	27.2%
7500 NW 26th Street
Miami, FL 33122

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Business Loan Express, LLC(1)	Small Business Lender	Class A Equity Interests	100.0%
645 Madison Ave.		Class B Equity Interests	100.0%
19th Floor		Class C Equity Interests	94.9%
New York, NY 10022		Equity Interest in BLX
		Subsidiary(3)	20.0%
Callidus Capital Corporation(1)(4)	Asset Manager and	Common stock	100.0%
520 Madison Avenue, 27th Floor	Finance Company
New York, NY 10022
Chickasaw Sales & Marketing, Inc.(1)	Prepaid Telephone	Convertible Preferred
5 North McCormick	Services Company	Stock	50.0%
Oklahoma City, OK 73127		Common Stock	37.0%
The Color Factory Inc.(1)	Cosmetic Manufacturer	Redeemable Preferred
11312 Penrose Street		Stock	100.0%
Sun Valley, CA 91352		Common Stock	100.0%
Foresite Towers, LLC(1)	Tower Leasing	Series A Preferred
22 Iverness Center Parkway		Equity Interest	100.0%
Suite 50		Series B Preferred
Birmingham, AL 35242		Equity Interest	100.0%
		Series D Preferred Equity Interest	100.0%
		Common Equity Interest	70.0%
Global Communications, LLC(1)	Muzak Franchisee	Preferred Equity Interest	77.8%
201 East 69th Street		Options for Common
New York, NY 10021		Equity Interest	59.3%
Gordian Group, Inc.(1)	Financial Advisory Services	Common Stock	100.0%
499 Park Avenue
5th Floor
New York, NY 10022
HealthASPex, Inc.(1)	Third Party	Class A Convertible
Foxpointe Centre	Administrator	Preferred Stock	69.9%
Building 1; Suite 301		Class B Convertible
201 South Johnson Road		Preferred Stock	64.8%
Houston, PA 15342		Common Stock	45.8%
HMT, Inc.	Storage Tank	Class B Preferred
4422 FM 1960 West	Maintenance &	Stock	33.2%
Suite 350	Repair	Common Stock	26.1%
Houston, TX 77068		Warrants to Purchase
		Common Stock	10.0%
Housecall Medical Resources, Inc.(1)	Home Healthcare	Common Stock	76.8%
6501 Deane Hill Drive	Services
Knoxville, TN 37919
Impact Innovations Group, LLC	Information Technology	Equity Interest in
12 Piedmont Center, Suite 210	Services Provider	Affiliate(5)	50.0%
Atlanta, GA 30305		Warrant to Purchase Common Stock	3.5%
Jakel, Inc.(1)	Manufacturer of Electric	Series A-1 Preferred
400 Broadway	Motors and Blowers	Stock	32.3%
Highlands, IL 62249		Class B Common Stock	100.0%
Legacy Partners Group, LLC(1)	Merger and Acquisition	Equity Interests	100.0%
520 Madison Avenue, 27th Floor	Advisor
New York, NY 10022
Litterer Beteiligungs-GmbH	Scaffolding Company	Equity Interest	29.1%
Uhlandstrasse 1
69493 Hirschberg
Germany
Mercury Air Centers, Inc.(1)	Fixed Base Operations	Common Stock	99.6%
1951 Airport Road
Atlanta, GA 30341

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

MVL Group, Inc.(1)	Market Research	Common Stock	64.9%
1061 E. Indiantown Road	Services
Suite 300
Jupiter, FL 33477
Powell Plant Farms, Inc.(1)	Plant Producer &	Preferred Stock	100.0%
Route 3, Box 1058	Wholesaler	Warrants to Purchase
Troup, TX 75789		Common Stock	83.5%
Redox Brands, Inc.(1)	Household Cleaning	Series A Convertible
9100 Centre Point Drive	Products	Preferred Stock	100.0%
Suite 200		Warrants to Purchase
West Chester, OH 45069		Class A Common Stock	9.4%
Staffing Partners Holding Company, Inc.(1)	Temporary Employee	Series B Preferred Stock	71.4%
104 Church Lane, #100	Services	Redeemable Preferred
Baltimore, MD 21208		Stock	48.3%
		Class A-1 Common
		Stock	50.0%
		Class A-2 Common
		Stock	24.4%
		Class B Common
		Stock	48.8%
		Warrants to purchase
		Class B Common Stock	30.3%
Startec Global Communications Corporation(1)	Telecommunications	Common Stock	68.5%
1151 Seven Locks Road	Services
Potomac, MD 20854
STS Operating, Inc. (d/b/a SunSource Technology Services, Inc.)(1)	Engineering Design and	Preferred Stock	96.2%
2301 Windsor Court	Services	Common Stock	39.7%
Addison, IL 60101		Options to Purchase
		Common Stock	0.4%
Companies 5% to 25% Owned
Aspen Pet Products, Inc.	Pet Product	Series B Preferred Stock	8.7%
4735 North Florence Street	Provider	Series D Preferred Stock	6.5%
Denver, CO 80238		Series A Common Stock	6.5%
		Warrants to purchase Series A Common Stock	4.1%
Border Foods, Inc.	Mexican Ingredient &	Series A Convertible
J Street	Food Product	Preferred Stock	9.4%
Deming Industrial Park	Manufacturer	Common Stock	12.4%
Deming, NM 88030		Warrants to Purchase
		Common Stock	73.8%
The Debt Exchange, Inc.(1)	Online Sales of	Series B Convertible
101 Arch Street, Suite 410	Distressed Assets	Preferred Stock	40.0%
Boston, MA 02110
EDM Consulting, LLC	Environmental	Equity Interests	25.0%
81 Two Bridges Road	Consulting
Fairfield, NJ 07004
GFC Holdings, LLC(1)	Packaging Manufacturer	Warrants to Purchase
701 Rickert Street		Equity Interest	13.3%
Statesville, NC 28677
Liberty-Pittsburgh Systems, Inc.	Business Forms Printing	Class A
3498 Grand Avenue		Common Stock	10.4%
Pittsburgh, PA 15225		Class B
		Common Stock	44.1%
MasterPlan, Inc.	Healthcare Outsourcing	Common Stock	7.5%
21540 Plummer Street
Chatsworth, CA 91311

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

MortgageRamp.com, Inc.(1)	Internet Based	Class A Common
116 Welsh Road	Loan Origination	Stock	7.7%
Horsham, PA 19044	Service Platform
Nexcel Synthetics, LLC	Manufacturer of Carpet	Class A Equity Interest	6.8%
6076 Southern Industrial Drive	Backing	Class B Equity Interest	6.8%
Birmingham, AL 35235
Nobel Learning Communities, Inc.(1)	Educational Services	Series D
1400 N. Providence Road		Preferred Stock	100.0%
Suite 3055		Series F Convertible
Media, PA 19063		Preferred Stock	25.6%
		Warrants to Purchase Common Stock	7.2%
Packaging Advantage Corporation	Personal Care,	Common Stock	5.7%
4633 Downey Road	Household and	Warrants to Purchase
Los Angeles, CA 90058	Disinfectant Product	Common Stock	5.4%
	Packager
Pres Air Trol LLC	Pressure Switch	Class A Equity	32.8%
1009 W. Boston Post Road	Manufacturer	Interests
Mamaroneck, NY 10543
Professional Paint, Inc.	Paint Manufacturer	Series A-1 Senior
8600 Park Meadow Drive, #300		Exchangeable Preferred
Lone Tree, CO 80124		Stock	50.0%
		Common Stock	11.6%
Progressive International
Corporation	Retail Kitchenware	Series A Redeemable
6111 S. 228th Street		Preferred Stock	12.5%
Kent, WA 98064		Class A Common Stock	1.0%
		Warrants to Purchase
		Class A Common Stock	41.6%
Total Foam, Inc.(1)	Packaging Systems	Common Stock	8.8%
P.O. Box 688
Ridgefield, CT 06877
Universal Environmental Services, LLC	Used Oil Recycling	Preferred Equity	15.0%
411 Dividend Drive		Interests
Peachtree City, GA 30269
Companies Less Than 5% Owned
Alderwoods Group, Inc.	Death Care Services	Common Stock	0.9%
311 Elm Street, Suite 1000
Cincinnati, OH 45202
American Barbecue & Grill, Inc.	Restaurant Chain	Warrants to Purchase
7300 W. 110th Street, Suite 570		Common Stock	18.7%
Overland Park, KS 66210
Apogen Technologies, Inc.	Government Information	Series A
7450-B Boston Blvd.	Technology Services	Preferred Stock	5.2%
Springfield, VA 22153		Common Stock	4.8%
		Warrant to Purchase Series A
		Preferred Stock	0.7%
		Warrant to Purchase
		Common Stock	0.8%
Benchmark Medical, Inc.	Outpatient Physical	Warrant to Purchase
101 Lindin Drive, Suite 420	Therapy Services	Common Stock	2.3%
Malvern, PA 19355
Camden Partners Strategic Fund II, L.P.	Private Equity Fund	Limited Partnership
One South Street		Interest	3.9%
Suite 2150
Baltimore, MD 21202

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Catterton Partners V, L.P.	Private Equity Fund	Limited Partnership
7 Greenwich Office Park		Interest	0.8%
Greenwich, CN 06830
Colibri Holding Corporation	Outdoor Living Products	Preferred Stock	5.9%
2201 S. Walbash Street		Series B Preferred Stock	5.9%
Denver, CO 80231		Class B Common Stock	19.2%
		Warrants to Purchase
		Class B Common Stock	10.2%
Component Hardware Group, Inc.	Designer & Developer	Class A Preferred Stock	7.9%
1890 Swarthmore Ave.	of Hardware	Class B Common Stock	13.5%
Lakewood, NJ 08701	Components
Cooper Natural Resources, Inc.	Sodium Sulfate Producer	Series A Convertible
P.O. Box 1477		Preferred Stock	100.0%
Seagraves, TX 79360		Warrants to Purchase
		Series A Convertible Preferred Stock	36.8%
		Warrants to Purchase
		Common Stock	6.5%
DCS Business Services, Inc.	Collections and Default	Series A Preferred Stock	2.9%
333 N. Canyon Parkway, Suite 100	Prevention Services
Livermore, CA 94551
eCentury Capital Partners, L.P.	Private Equity Fund	Limited Partnership
8270 Greensboro Drive		Interest	25.0%
Suite 1025
McLean, VA 22102
Elexis Beta GmbH	Distance Measurement	Options to Purchase
Ulmenstraße 22	Device	Shares	9.8%
60325 Frankfurt am Main	Manufacturer
Germany
E-Talk Corporation	Telecommunications	Series B
4040 West Royal Lane	Software Provider	Preferred Stock	66.6%
Suite 100		Series B
Irving, TX 75063		Common Stock	66.6%
Fairchild Industrial Products Company	Industrial Controls	Warrants to Purchase
3920 Westpoint Boulevard	Manufacturer	Common Stock	25.3%
Winston-Salem, NC 27013
Frozen Specialties, Inc.	Private Label Frozen	Warrants to Purchase
720 Barre Road	Food Manufacturer	Class A Common Stock	2.7%
Archbold, OH 43502
Galaxy American Communications, LLC	Cable System Operator	Common Stock of
1220 N. Main Street		affiliate	100.0%
Sikeston, MO 63801
Garden Ridge Corporation	Home Decor Retailer	Series A Preferred Stock	2.6%
19411 Atrium Place		Class A Common Stock	4.7%
Suite 170		Class B Common Stock	4.7%
Houston, TX 77084
Geotrace Technologies, Inc.	Oil and Gas Reservoir	Warrant to Purchase
1011 Highway 6 South, Suite 220	Analysis	Preferred Stock	8.9%
Houston, TX 77077		Warrant to Purchase
		Common Stock	8.9%
Ginsey Industries, Inc.	Bathroom Accessories	Debt Convertible
281 Benigno Boulevard	Manufacturer	into Common Stock	8.3%
Bellmawr, NJ 08031		Warrants to Purchase
		Common Stock	17.1%
Grant Broadcasting Systems II	Television Stations	Warrants to Purchase
919 Middle River Drive		Common Stock	25.0%
Suite 409		Warrants to Purchase
Ft. Lauderdale, FL 33304		Common Stock in
		Affiliate Company	25.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Grotech Partners VI, L.P.	Private Equity Fund	Limited Partnership
c/o Grotech Capital Group		Interest	2.4%
9690 Deereco Road
Suite 800
Timonium, MD 21093
HealthMarket, Inc.	Health Insurance	Warrants to Purchase
20 Glover Avenue		Common Stock	96.2%
Norwalk, CT 06850
Homax Holdings, Inc.	Supplier of Branded	Warrant to Purchase
468 West Horton Road	Consumer Products	Preferred Stock	1.1%
Bellingham, WA 98226		Warrant to Purchase
		Common Stock	1.1%
Icon International, Inc.	Corporate Barter	Class C Common Stock	2.0%
281 Tressor Boulevard	Services
8th Floor
Stamford, CT 06901
Interline Brands, Inc.	Repair and Maintenance	Senior Preferred Stock	0.8%
303 Harper Drive	Product Distributor	Common Stock	0.9%
Moorestown, NJ 08057		Warrants to Purchase
		Common Stock	1.4%
International Fiber Corporation	Cellulose and Fiber	Series A Preferred Stock	4.7%
50 Bridge Street	Producer
North Tonawanda, NY 14120
JRI Industries, Inc.	Machinery Manufacturer	Warrants to Purchase
2958 East Division		Common Stock	6.5%
Springfield, MO 65803
Kirker Enterprises, Inc.	Nail Enamel	Equity Interest in
55 East 6th Street	Manufacturer	Affiliate Company	22.5%
Paterson, NJ 07524		Warrants to Purchase
		Series B Common Stock	22.5%
Love Funding Corporation	Mortgage Services	Series D Preferred Stock	26.0%
1220 19th Street, NW, Suite 801
Washington, DC 20036
Matrics, Inc.	Radio Frequency	Series B Convertible
8850 Stanford Boulevard	Identification Technology	Preferred Stock	3.4%
Suite 3000		Warrants to Purchase
Columbia, MD 21045		Common Stock	0.4%
MedAssets Inc.	Healthcare Outsourcing	Series B Convertible
100 Northpoint Center		Preferred Stock	7.8%
East #150		Warrants to Purchase
Alpharetta, GA 30022		Common Stock	0.7%
Mercury Air Group, Inc.	Aircraft Services	Warrant to Purchase
5456 McConnell Avenue		Common Stock	7.1%
Los Angeles, CA 90066
Mid-Atlantic Venture Fund IV, L.P.	Private Equity Fund	Limited Partnership
128 Goodman Drive		Interest	6.7%
Bethlehem, PA 18015
Midview Associates, L.P.	Residential Land	Warrants to Purchase
2 Eaton Street, Suite 1101	Development	Partnership Interests	35.0%
Hampton, VA 23669
Mogas Energy, LLC	Natural Gas Pipeline	Warrants to Purchase
13137 Thunderhead Falls Lane	Operator	Equity Interests	20.0%
Rapid City, SD 57702
Norstan Apparel Shops, Inc.	Women’s Apparel Retailer	Class A Common Stock	26.4%
33-00 47th Avenue		Class B Common Stock	100.0%
Long Island City, NY 11101		Warrants to Purchase
		Common Stock	8.0%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Novak Biddle Venture Partners III, L.P.	Private Equity Fund	Limited Partnership
7501 Wisconsin Avenue		Interest	2.5%
East Tower, Suite 1380
Bethesda, MD 20814
Nursefinders, Inc.	Healthcare	Warrants to Purchase
1200 Copeland Road, Suite 200	Services	Common Stock	4.1%
Arlington, TX 76011
Onyx Television GmbH	Cable Television	Preferred Units	12.0%
Immedia Park 6b
50670 Köln
Germany
Opinion Research Corporation	Corporate Marketing	Warrants to Purchase
P.O. Box 183	Research Firm	Common Stock	6.5%
Princeton, NJ 08542
Oriental Trading Company, Inc.	Direct Marketer	Class A Common Stock	1.5%
108th Street, 4206 South	of Toys
Omaha, NE 68137
Polaris Pool Systems, Inc.	Pool Cleaner	Warrants to Purchase
P.O. Box 1149	Manufacturer	Class B Common Stock	33.3%
San Marcos, CA 92079-1149
Prosperco Finanz Holding AG	Financial Services	Debt Convertible into
Schützengasse 25		Common Stock	13.0%
CH-8001 Zürich		Common Stock	2.6%
Switzerland		Warrants to Purchase
		Common Stock	5.0%
S.B. Restaurant Company (d/b/a Elephant Bar)	Restaurants	Series B Convertible
6326-A Lindmar Drive		Preferred Stock	2.5%
Goleta, CA 93117		Warrant to Purchase
		Series A Common Stock	13.1%
SBBUT, LLC (f/k/a Tubbs Snowshoe Company, LLC)	Holding Company	Warrants to Purchase
52 River Road		Common Units	16.7%
Stowe, VT 05672		Equity Interests in
		Affiliate Company	10.4%
Soff-Cut Holdings, Inc.	Concrete Sawing	Series A Preferred Stock	14.3%
1112 Olympic Drive	Equipment Manufacturer	Common Stock	2.7%
Corona, CA 91719
SPP Mezzanine Fund, L.P.	Private Equity Fund	Limited Partnership	50.0%
330 Madison Avenue, 28th Floor		Interest
New York, NY 10017
Sydran Food Services II, L.P.	Fast Food Franchise	Class A Preferred Units	3.4%
Bishop Ranch 8		Class B Common Units	1.7%
3000 Executive Parkway		Warrants to Purchase
Ste. 515		Class B Common Units	12.0%
San Ramon, CA 94583-4254
United Pet Group, Inc.	Manufacturer of Pet	Warrants to Purchase
463 Ohio Pike	Products	Common Stock	5.6%
Suite 303
Cincinnati, OH 45255
Updata Venture Partners II, L.P.	Private Equity Fund	Limited Partnership
11600 Sunrise Valley Drive		Interest	15.0%
Reston, VA 20191
U.S. Security Holdings, Inc.	Outsourced Facility	Warrants to Purchase
200 Mansell Court East	Services Provider	Preferred Stock	3.5%
Suite 500		Warrants to Purchase
Roswell, GA 30076		Class B Common Stock	29.3%

			Percentage
Name and Address	Nature of its	Title of Securities	of Class
of Portfolio Company	Principal Business	Held by the Company	Held

Venturehouse-Cibernet Investors, LLC	Third Party Billing	Equity Interest	3.3%
509 Seventh Street, NW
Washington, DC 20004
Venturehouse Group, LLC	Private Equity Fund	Common Equity Interest	3.1%
1780 Tysons Boulevard, Suite 400
McLean, VA 22102
VICORP Restaurants, Inc.	Restaurants	Warrant to Purchase
400 W. 48th Avenue		Preferred Stock	0.4%
Denver, CO 80216		Warrant to Purchase
		Common Stock	3.5%
Walker Investment Fund II, LLLP	Private Equity Fund	Limited Partnership
3060 Washington Road		Interest	5.5%
Suite 200
Glenwood, MD 21738
Wear Me Apparel Corporation	Marketer of Children’s	Warrant to Purchase
31 West 34th Street	Apparel	Common Stock	2.0%
New York, NY 10001
Wilshire Restaurant Group, Inc.	Restaurants	Warrants to Purchase
1100 Town & Country Road		Common Stock	2.7%
Suite 1300		Warrants to Purchase
Orange, CA 92868-4654		Preferred Stock	2.7%
Woodstream Corporation	Pest Control	Common Stock	4.4%
69 North Locust Street	Manufacturer	Warrants to Purchase
Lititz, PA 17543		Common Stock	3.7%

(1)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.
(2)	Alaris Consulting, LLC owns 95% of Alaris Consulting, Inc.
(3)	Included in Class C Equity Interests in the Consolidated Statement of Investments.
(4)	Callidus Capital Corporation owns 80% of Callidus Capital Management, LLC.
(5)	The affiliate holds senior debt and subordinated debt issued by Impact. We made an investment in and exchanged our existing subordinated debt for equity interests in the affiliate.
(6)	Advantage Sales & Marketing, Inc. has issued two classes of common stock. We own 100% of the class A common stock and our economic ownership is diluted by the class B common stock and is subject to further dilution by management options, performance shares and certain adjustments provided for in the stockholder agreements.

DETERMINATION OF NET ASSET VALUE

      We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and preferred stock divided by the total number of common shares outstanding.

      At June 30, 2004, portfolio investments recorded at fair value were approximately 87% of our total assets. Value, as defined in Section 2(a)(41) of the Investment Company Act of 1940, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by the Board of Directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by the Board of Directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we are required to specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of our debt or equity investment. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value. Changes in fair value are recorded in the statement of operations as net change in unrealized appreciation or depreciation.

      As a business development company, we invest in illiquid securities including debt and equity securities of companies, non-investment grade CMBS bonds, and CDO bonds and preferred shares. The structure of each private finance debt and equity security is specifically negotiated to enable us to protect our investment and maximize our returns. We include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

      Valuation Methodology — Private Finance. Our process for determining the fair value of a private finance investment begins with determining the enterprise value of the portfolio company. The fair value of our investment is based on the enterprise value at which the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The liquidity event whereby we exit a private finance investment is generally the sale, the recapitalization or, in some cases, the initial public offering of the portfolio company.

      There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA or EBITDAM (Earnings Before Interest, Taxes, Depreciation, Amortization and, in some instances, Management fees) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA and EBITDAM are not intended to represent cash flow from operations as defined by accounting principles generally accepted in the United States of America and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by accounting principles generally accepted in the United States of America. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.

      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted when we have a minority position, restrictions on resale, specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other factors.

      Loans and Debt Securities. For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we allocate our cost basis in our investment between our debt securities and our nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Equity Securities. Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of our equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Valuation Methodology — CMBS Bonds and CDO Bonds and Preferred Shares. CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. Our assumption with regard to discount rate is based on the yield of comparable securities. We recognize unrealized appreciation or depreciation on our CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

MANAGEMENT

      Our Board of Directors oversees our management. The responsibilities of each director include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Executive Committee, Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee, and may establish additional committees in the future. All of our directors also serve as directors of our subsidiaries.

      Our investment decisions in each business area are made by investment committees composed of our most senior investment officers. No one person is primarily responsible for making recommendations to a committee.

      We are internally managed and our investment professionals manage our portfolio. These investment professionals have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with our approach of lending and investing. Because we are internally managed, we pay no investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.

Structure of Board of Directors

      Our Board of Directors is classified into three approximately equal classes with three-year terms, with the term of office of only one of the three classes expiring each year. Directors serve until their successors are elected and qualified.

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act. Information regarding our Board of Directors is as follows:

			Director	Expiration
Name	Age	Position	Since(1)	of Term

Interested Directors
William L. Walton	54	Chairman, Chief Executive
		Officer and President	1986	2007
Joan M. Sweeney	44	Chief Operating Officer	2004	2007
Robert E. Long	73	Director	1972	2007
Independent Directors
Brooks H. Browne	55	Director	1990	2007
John D. Firestone	60	Director	1993	2005
Anthony T. Garcia	48	Director	1991	2005
Ann Torre Grant	46	Director	2003	2006
Lawrence I. Hebert	57	Director	1989	2005
John I. Leahy	73	Director	1994	2006
Alex J. Pollock	61	Director	2003	2006
Guy T. Steuart II	73	Director	1984	2006
Laura W. van Roijen	52	Director	1992	2005

(1)	Includes service as a director of any of the predecessor companies of Allied Capital.

     Each director has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Executive Officers

      Information regarding our executive officers is as follows:

Name	Age	Position

William L. Walton	54	Chairman, Chief Executive Officer and President
Joan M. Sweeney	44	Chief Operating Officer
Penni F. Roll	38	Chief Financial Officer
Scott S. Binder	49	Chief Valuation Officer and Managing Director
Douglas L. Cooper	42	Managing Director
Michael J. Grisius	40	Managing Director
Jeri J. Harman	47	Managing Director
Robert D. Long	47	Managing Director
Edward H. Ross	38	Managing Director
John M. Scheurer	52	Managing Director
John D. Shulman	41	Managing Director
Thomas H. Westbrook	41	Managing Director
Kelly A. Anderson	50	Executive Vice President and Treasurer
Suzanne V. Sparrow	38	Executive Vice President and Secretary
Timothy H. Pease	44	Senior Vice President and Director of Financial Operations

      Each executive officer has the same address as Allied Capital, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

Biographical Information

Directors

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Allied Capital as defined in the 1940 Act.

Interested Directors

      William L. Walton has been the Chairman, Chief Executive Officer, and President of Allied Capital since 1997. Mr. Walton’s previous work experience includes serving as a Managing Director of Butler Capital Corporation, a mezzanine buyout firm, and working as the personal advisor to William S. Paley, founder and Chairman of CBS. In addition, he was a Senior Vice President in Lehman Brothers Kuhn Loeb’s Investment Banking Group and was the founder of two education service companies: Language Odyssey and SuccessLab. Mr. Walton is a director of Riggs National Corporation.

      Joan M. Sweeney has been Chief Operating Officer of Allied Capital since 1998 and has been employed by Allied Capital since 1993. Ms. Sweeney oversees Allied Capital’s daily operations. Prior to joining Allied Capital, Ms. Sweeney was employed by Ernst & Young, Coopers & Lybrand, and the SEC Division of Enforcement.

      Robert E. Long is Chairman of GLB Group, Inc. (formerly Goodwyn, Long & Black Investment Management, Inc.). He has been an officer and a director of GLB Group, Inc.

since 1997, and has been the Chairman of Emerald City Radio Partners, LLC since 1997. Mr. Long was the President of Business News Network, Inc. from 1995 to 1998, the Chairman and Chief Executive Officer of Southern Starr Broadcasting Group, Inc. from 1991 to 1995, and a director and the President of Potomac Asset Management, Inc. from 1983 to 1991. Mr. Long is a director of AmBase Corporation, CSC Scientific, Inc., Advanced Solutions International, Inc. and Graphic Computer Solutions, Inc. Mr. Long is the father of Robert D. Long, an executive officer of Allied Capital.

Independent Directors

      Brooks H. Browne is a private investor. Mr. Browne was the President of Environmental Enterprises Assistance Fund from 1993 to 2002 and is currently a director of the Fund. He is a director of Winrock International.

      John D. Firestone has been a Partner of Secor Group since 1978. Mr. Firestone is a director of Security Storage Company of Washington, DC, and served as a director of Bryn Mawr Bank Corporation from 1998 to 2001. Mr. Firestone is currently a member of the board of several non-profit organizations.

      Anthony T. Garcia is currently a private investor. Mr. Garcia was Vice President of Finance of Formity Systems, Inc., a developer of software products for business management of data networks, from January 2002 through December 2003. Mr. Garcia was a private investor from 2000 to 2001, the General Manager of Breen Capital Group (investor in tax liens) from 1997 to 2000, and a Senior Vice President of Lehman Brothers Inc. from 1985 to 1996.

      Ann Torre Grant is a strategic and financial consultant. From 1995 to 1997, Ms. Grant served as Executive Vice President, CFO and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Grant was Vice President and Treasurer of US Airways. She serves on the boards of Franklin Mutual Series and SLM Corporation (Sallie Mae).

      Lawrence I. Hebert has been a director and President and Chief Executive Officer of Riggs Bank N.A. (a subsidiary of Riggs National Corporation) since February 2001, and has served as a director of Riggs National Corporation since 1988. Mr. Hebert also serves as a director of Riggs Investment Advisors and Riggs Bank Europe Limited (both indirect subsidiaries of Riggs National Corporation). Mr. Hebert is the President and a director of Perpetual Corporation (owner of Allbritton Communications Company and ALLNEWSCO, Inc.). Mr. Hebert is a director of ALLNEWSCO, Inc. (news programming service), the President of Westfield News Advertiser, Inc. (owner of a television station and newspapers), a Trustee of The Allbritton Foundation, and Vice Chairman of Allbritton Communications Company. Mr. Hebert previously served as Vice Chairman (1983 to 1998), President (1984 to 1998), and Chairman and Chief Executive Officer (1998 to 2001) of Allbritton Communications Company. Riggs Bank N.A. has a $60 million commitment under our revolving line of credit.

      John I. Leahy has been the President of Management and Marketing Associates, a management consulting firm, since 1986. Mr. Leahy was the President and Group Executive Officer, Western Hemisphere of Black & Decker Corporation from 1982 to 1985. Mr. Leahy is a director of B&L Sales, Inc. and is Trustee Emeritus of the Sellinger School of Business, Loyola College, Maryland.

      Alex J. Pollock became a Resident Fellow at the American Enterprise Institute in 2004. Prior to this, he served as President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 to 2004. He is a director of the Chicago Mercantile Exchange, the Great Lakes Higher Education Corporation and the Great Books Foundation. Mr. Pollock is Past President of the International Union for Housing Finance and the Bankers Club of Chicago.

      Guy T. Steuart II has been a director and President of Steuart Investment Company, which manages, operates, and leases real and personal property and holds stock in operating subsidiaries engaged in various businesses, since 1960 and has been Chairman of Steuart Investment Company since 2003. Mr. Steuart is Trustee Emeritus of Washington and Lee University.

      Laura W. van Roijen has been a private investor since 1992. Ms. van Roijen was a Vice President at Citicorp from 1982 to 1992.

Executive Officers who are not Directors

      Penni F. Roll, Chief Financial Officer, has been employed by Allied Capital since 1995. Ms. Roll is responsible for Allied Capital’s financial operations. Prior to joining Allied Capital, Ms. Roll was employed by KPMG LLP.

      Scott S. Binder, Chief Valuation Officer and Managing Director, has been employed by Allied Capital in the private finance investment group since 1997 and was a consultant to Allied Capital from 1991 until 1997. Prior to joining Allied Capital, Mr. Binder formed and was President of Overland Communications Group. He has also worked in the specialty finance and leasing industries.

      Douglas L. Cooper, Managing Director, has been employed by Allied Capital in its commercial real estate investment group since 1999. Prior to joining Allied Capital, Mr. Cooper was a Senior Vice President at Criimi Mae, a real estate investment trust.

      Michael J. Grisius, Managing Director, has been employed by Allied Capital since 1992 and is currently in the private finance investment group. Prior to joining Allied Capital, Mr. Grisius worked in corporate finance at Chemical Bank and was employed by KPMG LLP.

      Jeri J. Harman, Managing Director, joined Allied Capital in its private finance investment group in 2004. Prior to joining Allied Capital, she served as a Managing Director and Principal for American Capital Strategies, Ltd. from 2000 until 2004. She worked as a Managing Director and Head of Private Placements for First Security Van Kasper from 1996 to 2000 and a Managing Director of Coopers & Lybrand from 1993 to 1996. From 1982 to 1993, Ms. Harman held various senior level positions in the private placement arm of The Prudential Insurance Company of America.

      Robert D. Long, Managing Director, joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Long was Managing Director and Head of Investment Banking at C.E. Unterberg from 2001 to 2002, and Managing Director at E*OFFERING/Wit SoundView from 2000 to 2001. He also held management positions at Bank of America (Montgomery Securities) from 1996 to 2000, and Nomura Securities International, from 1992 to 1996, and prior to that he served as a Managing Director at CS First Boston.

      Edward H. Ross, Managing Director, joined Allied Capital in its private finance investment group in 2002. Prior to joining Allied Capital, Mr. Ross co-founded and served as a Managing Director of Leveraged Capital at Wachovia Securities (previously First Union Securities) from 1998 to 2002, a merchant banking arm for the firm. He also held management positions in First Union’s Leveraged Finance Group from 1994 to 1998.

      John M. Scheurer, Managing Director, leads the commercial real estate group and has been employed by Allied Capital in the commercial real estate investment group since 1991. Prior to joining Allied Capital, Mr. Scheurer worked in the commercial real estate business with his own company, The Scheurer Company, and co-founded Hunter Associates, a leasing and consulting real estate firm in the Washington, DC area. He worked for First American Bank in Washington, DC from 1977 to 1984.

      John D. Shulman, Managing Director, has been employed by Allied Capital in the private finance investment group since 2001. Prior to joining Allied Capital, Mr. Shulman served as the President and CEO of Onyx International, LLC from 1995 to 2001. He currently serves as a director of ChemLink Laboratories LLC and as a member of the investment committees of Taiwan Mezzanine Fund and Greater China Private Equity Fund.

      Thomas H. Westbrook, Managing Director, has been employed by Allied Capital in the private finance investment group since 1991. Prior to joining Allied Capital, Mr. Westbrook worked with the North Carolina Enterprise Fund and was a Lending Officer in NationsBank’s corporate lending unit.

      Kelly A. Anderson, Executive Vice President and Treasurer, has been employed by Allied Capital since 1987. Ms. Anderson is responsible for Allied Capital’s treasury and cash management operations and infrastructure operations.

      Suzanne V. Sparrow, Executive Vice President and Corporate Secretary, has been employed by Allied Capital since 1987. Ms. Sparrow manages Allied Capital’s corporate governance activities.

      Timothy H. Pease, Senior Vice President and Director of Financial Operations, has been employed by Allied Capital since 2003. Prior to joining Allied Capital, Mr. Pease was the Principal Accounting Officer for Amicus Holdings, Inc. from 2001 to 2002. He has also held senior accounting positions at Broadband Residential, Inc. from 2000 to 2001 and Host Marriott Services Corporation from 1998 to 2000. Mr. Pease also served as a senior manager at Arthur Andersen LLP. Mr. Pease is responsible for managing the accounting, financial reporting and loan servicing activities.

Committees of the Board of Directors

      Our Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, and a Corporate Governance/Nominating Committee. The Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee operate pursuant to a committee charter. The charter of each Committee is available on our web site at www.alliedcapital.com in the Investor Resources section.

      The Executive Committee has and may exercise those rights, powers, and authority that the Board of Directors from time to time grants to it, except where action by the Board is required by statute, an order of the SEC, or our charter or bylaws. The Executive

Committee reviews and approves certain investments. The Executive Committee met 43 times during 2003. The Executive Committee members currently are Messrs. Walton, Firestone, Hebert, Leahy, Long, and Steuart. Messrs. Hebert, Firestone, Leahy and Steuart are not “interested persons” of Allied Capital as defined in Section 2(a)(19) of the 1940 Act. Messrs. Walton and Long are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act.

      The Audit Committee operates pursuant to a charter approved by the Board of Directors, which was amended as of March 10, 2004. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its oversight responsibilities for our accounting and reporting processes and the audits of our financial statements through oversight and monitoring. The Audit Committee met 15 times during 2003. The Audit Committee is presently composed of four persons including Messrs. Browne and Garcia and Mmes. Grant and van Roijen, all of whom are considered independent under the rules promulgated by the New York Stock Exchange and not “interested persons” of Allied Capital as defined in the 1940 Act.

      The Compensation Committee approves management’s recommendations for the compensation of our executive officers and reviews the amount of salary and bonus for each of our other officers and employees. In addition, the Compensation Committee approves stock option grants for our officers under our Stock Option Plan and will determine individual performance awards for participants. The Compensation Committee met eight times during 2003. The Compensation Committee members currently are Messrs. Leahy, Browne, and Garcia. None of the members of the Compensation Committee are “interested persons” of Allied Capital as defined in the 1940 Act.

      The Corporate Governance/Nominating Committee recommends candidates for election as directors to the Board of Directors and makes recommendations to the Board as to our corporate governance policies. The Corporate Governance/Nominating Committee met four times during 2003. The Corporate Governance/Nominating Committee members currently are Messrs. Hebert, Browne, and Pollock and Ms. van Roijen. None of the members of the Corporate Governance/Nominating Committee are “interested persons” of Allied Capital as defined in the 1940 Act.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

      Under SEC rules applicable to business development companies, we are required to set forth certain information regarding the compensation of certain executive officers and directors. The following table sets forth compensation paid during the year ended December 31, 2003, to all of our directors and our three highest paid executive officers (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Compensation Table

			Pension or
			Retirement
			Benefits
	Aggregate	Securities	Accrued as
	Compensation	Underlying	Part of	Directors
	from the	Options/	Company	Fees by the
Name	Company(1,2)	SARs(3)	Expenses(2)	Company(4)

Interested Directors:
William L. Walton, Chairman and CEO	$2,602,005	—	$—	$—
Joan M. Sweeney, Director and Chief Operating Officer	1,875,715	—	—	—
Robert E. Long, Director	75,000	5,000	—	75,000
Independent Directors:
Brooks H. Browne, Director	90,500	5,000	—	90,500
John D. Firestone, Director	80,000	5,000	—	80,000
Anthony T. Garcia, Director	82,500	5,000	—	82,500
Ann Torre Grant, Director	67,500	10,000	—	67,500
Lawrence I. Hebert, Director	85,000	5,000	—	85,000
John I. Leahy, Director	94,000	5,000	—	94,000
Alex J. Pollock, Director	43,000	10,000	—	43,000
Guy T. Steuart II, Director	68,000	5,000	—	68,000
Laura W. van Roijen, Director	76,500	5,000	—	76,500
Executive Officers:
Thomas H. Westbrook, Managing Director	1,855,945	—	—	—

(1)	We paid no perquisites in excess of the lesser of $50,000 or 10% of the Compensated Person’s total salary and bonus for the year.
(2)	The following table provides detail as to aggregate compensation paid during 2003 to our three highest paid executive officers:

		Bonus and	Other
	Salary	Awards	Benefits

Mr. Walton	$571,154	$1,935,000	$95,851
Ms. Sweeney	397,308	1,410,000	68,407
Mr. Westbrook	269,204	1,525,000	61,741

Included for each executive officer in “Bonus and Awards” is an annual bonus and retention award. Included for each executive officer in “Other Benefits” is, among other things, an employer contribution to the 401(k) Plan, a contribution to the Deferred Compensation Plan, and health and dental insurance. See also “Employment Agreements”.

(3)	See “Stock Option Awards” for terms of options granted in 2003. We do not maintain a restricted stock plan or a long-term incentive plan.
(4)	Consists only of directors’ fees we paid during 2003. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Directors

      Each non-officer director receives an annual retainer of $40,000. In addition, committee chairs receive an annual retainer of $5,000. For each committee meeting attended, Executive Committee members receive $1,000 per meeting; Audit Committee members receive $2,500 per meeting; and members of the Compensation and Corporate Governance/Nominating Committees receive $1,500 per meeting. Directors may choose to defer such fees through our Deferred Compensation Plan I, and may choose to invest such deferred income in shares of our common stock through a trust.

      Non-officer directors are eligible for stock option awards under our stock option plan pursuant to an exemptive order from the SEC. The terms of the order, which was granted in September 1999, provided for a one-time grant of 10,000 options to each non-officer director on the date that the order was issued, or on the date that any new director is elected by stockholders to the Board of Directors. Thereafter, each non-officer director will receive 5,000 options each year on the date of the annual meeting of stockholders at the fair market value on the date of grant. See “Stock Option Plan.”

Stock Option Awards

      The following table sets forth the details relating to option grants in 2003 to Compensated Persons under our Stock Option Plan, and the potential realizable value of each grant, as prescribed to be calculated by the SEC. See “Stock Option Plan.”

Options Grants During 2003

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates
	Securities	Percent of			of Stock Appreciation
	Underlying	Total Options	Exercise		Over 10-Year Term(2)
	Options	Granted	Price Per	Expiration
Name	Granted	in 2003(1)	Share	Date	5%	10%

Interested Directors:
William L. Walton	—	—	—	—	—	—
Joan M. Sweeney	—	—	—	—	—	—
Robert E. Long	5,000	0.4785%	$21.62	05/13/13	$67,984	$172,284
Independent Directors:
Brooks H. Browne	5,000	0.4785%	21.62	05/13/13	67,984	172,284
John D. Firestone	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Anthony T. Garcia	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Ann Torre Grant	10,000	0.9569%	21.62	05/13/13	135,967	344,567
Lawrence I. Hebert	5,000	0.4785%	21.62	05/13/13	67,984	172,284
John I. Leahy	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Alex J. Pollock	10,000	0.9569%	21.62	05/13/13	135,967	344,567
Guy T. Steuart II	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Laura W. van Roijen	5,000	0.4785%	21.62	05/13/13	67,984	172,284
Executive Officers:
Thomas H. Westbrook	—	—	—	—	—	—

(1)	In 2003, we granted options to purchase a total of 1,045,000 shares.

(2)	Potential realizable value is calculated on 2003 options granted, and is net of the option exercise price but before any tax liabilities that may be incurred. These amounts represent certain assumed rates of appreciation, as mandated by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the shares, overall market conditions, and the continued employment by us of the option holder. The potential realizable value will not necessarily be realized.

     The following table sets forth the details of option exercises by Compensated Persons during 2003 and the values of those unexercised options at December 31, 2003.

Option Exercises and Year-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options as of 12/31/03		as of 12/31/03(2)
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Interested Directors:
William L. Walton	—	—	1,931,118	508,983	$16,452,500	$3,291,866
Joan M. Sweeney	—	—	956,874	371,346	7,861,451	2,405,666
Robert E. Long	—	—	30,000	—	176,420	—
Independent Directors:
Brooks H. Browne	—	—	30,000	—	176,420	—
John D. Firestone	—	—	30,000	—	176,420	—
Anthony T. Garcia	—	—	30,000	—	176,420	—
Ann Torre Grant	—	—	10,000	—	62,600	—
Lawrence I. Hebert	—	—	30,000	—	176,420	—
John I. Leahy	—	—	30,000	—	176,420	—
Alex J. Pollock	3,200	$8,146	6,800	—	42,568	—
Guy T. Steuart II	—	—	30,000	—	176,420	—
Laura W. van Roijen	—	—	30,000	—	176,420	—
Executive Officers:
Thomas H. Westbrook	—	—	579,101	315,810	5,127,000	2,025,857

(1)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs. This is the deemed market value, which may actually be realized only if the shares are sold at that price.

(2)	Value of unexercised options is calculated as the closing market price on December 31, 2003, ($27.88), net of the option exercise price, but before any tax liabilities or transaction costs. “In-the-Money Options” are options with an exercise price that is less than the market price as of December 31, 2003.

Stock Trading Plans and Ownership Guidelines

      During the second quarter of 2004, our Board of Directors established a policy to permit our officers and directors to enter into trading plans to sell shares of our common stock in accordance with Rule 10b5-1 of the Securities Act of 1934. The policy allows our participating officers and directors to adopt a pre-arranged stock trading plan to buy or sell pre-determined amounts of our shares of common stock over a period of time. Our Board of Directors established the policy in recognition of the liquidity and diversification objectives of our officers and directors, including the desire of certain of our officers and directors to sell certain shares of our common stock (such as formula award shares that they had acquired in connection with the 1997 merger of the five Allied Capital affiliated companies and shares of our common stock they acquired upon exercise of stock options).

      Our Board of Directors also established a retained stock ownership policy for our officers and directors who enter into any trading plans pursuant to Rule 10b5-1. The policy aligns the interests of our officers and directors with the interests of shareholders and further promotes our commitment to sound corporate governance. The policy requires that our officers and directors who chose to sell pursuant to Rule 10b5-1 not sell in any one year more than 10% of their owned shares of our common stock and more than 10% of their shares of our common stock issuable upon the exercise of vested employee stock options.

Employment Agreements

      We have entered into employment agreements with William L. Walton, our Chairman and CEO, and Joan M. Sweeney, our Chief Operating Officer, each of whom is a Compensated Person. We have also entered into an employment agreement with Penni F. Roll, our Chief Financial Officer. Each of the agreements provides for a three-year term that extends one day at the end of every day during its length, unless either party provides written notice of termination of such extension. In that case, the agreement would terminate three years from such notification.

      Each agreement specifies each executive’s base salary compensation during the term of the agreement. The Compensation Committee has the right to increase the base salary during the term of the employment agreement. In addition, each employment agreement states that the Compensation Committee may provide, at their sole discretion, an annual cash bonus. This bonus is to be determined with reference to each executive’s performance in accordance with performance criteria to be determined by the Compensation Committee in its sole discretion. Under each agreement, each executive is also entitled to participate in our Stock Option Plan, and to receive all other awards and benefits previously granted to each executive including life insurance premiums.

      The executive has the right to voluntarily terminate employment at any time with 30 days’ notice, and in such case, the employee will not receive any severance pay. Among other things, the employment agreements prohibit the solicitation of our employees in the event of an executive’s departure for a period of two years.

      If employment is terminated with cause, the employee will not receive any severance pay. If employment is terminated without cause during the term of the agreement, or within 24 months after a change in control, the executive shall be entitled to severance pay for a period not to exceed 36 months. Severance pay shall include three times the average base salary for the preceding three years, plus three times the average bonus compensation for the preceding three years, plus a lump sum amount equal to $3,178,000 for Mr. Walton and $2,831,000 for Ms. Sweeney. Such severance pay shall be paid in two installments: 75% of such pay shall be paid at the time of separation, and 25% shall be paid on the second anniversary of such separation. Stock options would cease to vest during the severance period.

      Under the employment agreements, a “Change in Control” means (i) the sale or other disposition of all or substantially all of Allied Capital’s assets; or (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, as a result of a merger, consolidation or otherwise, of Allied Capital’s securities representing fifteen percent (15%) or more of the aggregate voting power of Allied Capital’s then outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including, but not limited to, any corporation or group of persons acting in concert, other than (A) Allied Capital or our subsidiaries and/or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of Allied Capital or our subsidiaries, including a trust established pursuant to any such plan; or (iii) the individuals who were members of the Board of Directors as of the Effective Date (the “Incumbent Board”) cease to constitute at least two-thirds ( 2/3) of the Board; provided, however, that any director appointed by at least two-thirds ( 2/3) of the then Incumbent Board or nominated by at least two-thirds ( 2/3) of the Corporate Governance/Nominating Committee of the Board of Directors (a majority of the members of the Corporate Governance/Nominating

Committee shall be members of the then Incumbent Board or appointees thereof), other than any director appointed or nominated in connection with, or as a result of, a threatened or actual proxy or control contest, shall be deemed to constitute a member of the Incumbent Board.

      Under the terms of the agreement, we would also provide compensation to offset any applicable excise tax penalties imposed on the executive under Section 4999 of the Internal Revenue Code.

Indemnification Agreements

      As of August 31, 2004, we have entered into indemnification agreements with our directors and 11 senior officers. The indemnification agreements attempt to provide these directors and senior officers the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that Allied Capital shall indemnify the director or senior officer who is a party to the agreement (an “Indemnitee”) if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of Allied Capital.

      At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the indemnification agreement.

Compensation Plans

Stock Option Plan

      Our Stock Option Plan is intended to encourage stock ownership in Allied Capital by officers and directors, thus giving them a proprietary interest in our performance. The Stock Option Plan was most recently approved by stockholders on May 12, 2004.

      The Compensation Committee’s principal objective in awarding stock options to our eligible officers is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation with the performance of our stock and the value delivered to stockholders.

      Stock options are granted under the Stock Option Plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. The Compensation Committee determines the amount and features of the stock options, if any, to be awarded to optionees. The Compensation Committee evaluates a number of criteria, including the past service of each such optionee to Allied Capital, the present and potential contributions of such optionee to the success of Allied Capital and such other factors as the Compensation Committee shall deem relevant in connection with accomplishing the purposes of the Stock Option Plan, including the recipient’s current stock holdings, years of service, position with Allied Capital and other factors. The Compensation Committee does not apply a formula assigning specific weights to any of these factors when making its determination. The Compensation Committee awards stock options on a subjective basis and such awards depend in each case on the performance of the officer under consideration, and in the case of new hires, their potential performance.

      We have received approval from the SEC to grant options under the Stock Option Plan to non-officer directors. Initially, each incumbent non-officer director received options to purchase 10,000 shares, and pursuant to the SEC order, each will receive options to purchase 5,000 shares each year thereafter on the date of the annual meeting of stockholders. New non-officer directors receive options to purchase 10,000 shares upon election by stockholders to the Board of Directors, and options to purchase 5,000 shares each year thereafter on the date of our annual meeting.

      The Stock Option Plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the Stock Option Plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.

401(k) Plan

      We maintain a 401(k) plan (the “401(k) Plan”). All full-time employees who are at least 21 years of age have the opportunity to contribute pre-tax salary deferrals into the 401(k) Plan up to $13,000 annually for the 2004 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 during the 2004 plan year will be eligible to defer an additional $3,000 during 2004. The 401(k) Plan allows eligible participants to invest in shares of our common stock, among other investment options. In addition, for the 2004 plan year, we expect to contribute up to 5% of each participant’s eligible compensation for the year, up to a maximum compensation of $205,000, to each participant’s plan account on the participant’s behalf, which fully vests at the time of the contribution. The contribution with respect to compensation in excess of $205,000 is made to the Deferred Compensation Plan I. On August 31, 2004, the 401(k) Plan held less than 1% of our outstanding shares.

Deferred Compensation Plan I

      We maintain a deferred compensation plan (the “DCP I”). The DCP I is an unfunded plan, as defined by the Code, that provides for the deferral of compensation by our directors, employees, and consultants. Our directors, employees, or consultants are eligible to participate in the plan at such time and for such period as designated by the Board of Directors. The DCP I is administered through a trust, and we fund this plan through cash contributions. Directors may choose to defer director’s fees through the DCP I, and may choose to invest such deferred income in shares of our common stock.

Deferred Compensation Plan II

      The Compensation Committee of our Board of Directors has established a long-term incentive compensation program whereby the Compensation Committee will determine an individual performance award for certain officers annually at the beginning of each year. In determining the award for any one officer, it is anticipated that the Compensation Committee will consider individual performance factors, as well as the individual’s contribution to the returns generated for stockholders, among other factors.

      In conjunction with the program, the Compensation Committee has recommended and the Board of Directors has approved the adoption of a non-qualified deferred compensation plan (DCP II), which will be administered through a trust. The individual performance awards will be deposited in the trust in four equal installments on a quarterly basis in the form of cash and the Compensation Committee has designed the DCP II to require the trustee to use the cash exclusively to purchase shares of our common stock in the market. A participant will only vest in the award as it is deposited to the trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of August 31, 2004, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

      The following table sets forth, as of August 31, 2004, each stockholder who owned more than 5% of our outstanding shares of common stock, each director, the chief executive officer, our executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

      Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

				Dollar Range of
	Number of			Equity Securities
Name of	Shares Owned		Percentage	Beneficially Owned
Beneficial Owner	Beneficially(8)		of Class(1)	by Directors(9)

Capital Research and Management Company	7,646,020	(11)	5.92%
333 South Hope Street, 55th Floor
Los Angeles, CA 90071-1447
Interested Directors:
William L. Walton	2,947,537	(2,4,7)	2.24%	over $	100,000
Joan M. Sweeney	1,549,586	(2)	1.19%	over $	100,000
Robert E. Long	47,111	(3)	*	over $	100,000
Independent Directors:
Brooks H. Browne	78,713	(3,7)	*	over $	100,000
John D. Firestone	67,426	(3,7)	*	over $	100,000
Anthony T. Garcia	93,512	(3)	*	over $	100,000
Ann Torre Grant	18,500	(3,7)	*	over $	100,000
Lawrence I. Hebert	56,800	(3)	*	over $	100,000
John I. Leahy	52,318	(3)	*	over $	100,000
Alex J. Pollock	18,200	(3,7)	*	over $	100,000
Guy T. Steuart II	359,244	(3,5)	*	over $	100,000
Laura W. van Roijen	66,653	(3,7)	*	over $	100,000
Executive Officers:
Penni F. Roll	528,446	(2)	*
Scott S. Binder	677,204	(2,7)	*
Douglas L. Cooper	312,918	(2)	*
Michael J. Grisius	500,004	(2,7)	*
Jeri J. Harman	75,000	(2)
Robert D. Long	529,802	(2,7,10)	*
Edward H. Ross	349,892	(2)	*
John M. Scheurer	1,247,531	(2)	*
John D. Shulman	615,361	(2)	*
Thomas H. Westbrook	963,486	(2,7)	*
Kelly A. Anderson	247,062	(2)	*
Suzanne V. Sparrow	396,198	(2,4)	*

	Number of	Percentage
Name of	Shares Owned	of
Beneficial Owner	Beneficially(8)	Class(1)

Timothy H. Pease	59,434 (2)	*
All directors and executive officers as a group (25 in number)	11,592,124 (6)	8.38%

  * Less than 1%

(1)	Based on a total of 129,225,896 shares of our common stock issued and outstanding on August 31, 2004, and 9,177,550 shares of our common stock issuable upon the exercise of stock options that are exercisable within 60 days held by executive officers and non-officer directors.

(2)	Share ownership for the following directors and executive officers includes:

		Options Exercisable
	Owned	Within 60 Days of	Allocated to
	Directly	August 31, 2004	401(k) Plan

Interested Directors:
William L. Walton	444,797	2,319,943	6,526
Joan M. Sweeney	298,966	1,236,542	14,078
Executive Officers:
Penni F. Roll	83,096	435,959	9,391
Scott S. Binder	77,709	597,772	1,723
Douglas L. Cooper	16,354	295,938	626
Michael J. Grisius	55,435	428,264	16,305
Jeri J. Harman	—	75,000	—
Robert D. Long	21,000	506,570	2,232
Edward H. Ross	8,500	341,392	—
John M. Scheurer	279,936	933,852	33,743
John D. Shulman	4,799	610,562	—
Thomas H. Westbrook	190,541	772,945	—
Kelly A. Anderson	112,160	129,983	4,919
Suzanne V. Sparrow	78,907	134,494	23,069
Timothy H. Pease	1,100	58,334	—

(3)	Beneficial ownership for these non-officer directors includes exercisable options to purchase 15,000 shares for Ms. Grant and 5,000 for Mr. Pollock and 35,000 shares for all others.

(4)	Includes 182,797 shares held by the 401(k) Plan, of which Mr. Walton and Ms. Sparrow are trustees. Mr. Walton and Ms. Sparrow disclaim beneficial ownership of such shares.

(5)	Includes 276,691 shares held by a corporation for which Mr. Steuart serves as an executive officer.

(6)	Includes a total of 9,177,550 shares underlying stock options exercisable within 60 days of August 31, 2004, which are assumed to be outstanding for the purpose of calculating the group’s percentage ownership, and 182,797 shares held by the 401(k) Plan.

(7)	Includes certain shares held in IRA or Keogh accounts: Walton — 12,015 shares; Browne — 12,280 shares; Firestone — 3,415 shares; Grant — 3,500 shares; Pollock — 1,000 shares; van Roijen — 6,197 shares; Binder — 273 shares; Cooper — 1,309 shares; Grisius — 974 shares; R.D. Long — 17,000 shares; Westbrook — 16,365 shares.

(8)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

(9)	Beneficial ownership has been determined in accordance with Rule 16-1(a)(2) of the Securities Exchange Act of 1934.

(10)	Includes 4,000 shares held by a trust for the benefit of Mr. Long’s children.

(11)	Information regarding share ownership was obtained from the Schedule 13F that Capital Research and Management Company filed with the SEC on August 13, 2004.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

      The following table sets forth certain information, as of August 31, 2004, regarding indebtedness to Allied Capital in excess of $60,000 of any person serving as a director or executive officer of Allied Capital at any time since January 1, 2003. All of such indebtedness results from loans we made to enable the exercise of stock options. The loans are required to be fully collateralized and are full recourse against the borrower and have varying terms not exceeding ten years. The interest rates charged generally reflect the applicable federal rate on the date of the loan. As of December 31, 2003, the total loans outstanding to such executive officers of Allied Capital was $18.6 million or 0.6% of Allied Capital’s total assets at December 31, 2003.

      As a business development company under the Investment Company Act of 1940, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

	Highest Amount				Amount
	Outstanding	Range of			Outstanding at
Name and Position with Company	During 2003	Interest Rates			August 31, 2004

Executive Officers who are Interested Directors(1):
William L. Walton, Chairman and CEO	$2,997,228	4.45%	–	6.24%	$—
Joan M. Sweeney, Director and Chief Operating Officer	$2,231,157	4.45%	–	6.63%	$399,962

Executive Officers:
Penni F. Roll, Chief Financial Officer	$1,273,924	4.45%	–	6.24%	$1,273,924
Scott S. Binder, Chief Valuation Officer and Managing Director	$979,492	4.93%	–	5.89%	$—
Douglas L. Cooper, Managing Director	$289,345	4.45%	–	4.98%	$278,845
Michael J. Grisius, Managing Director	$266,988	3.91%	–	4.68%	$230,727
John M. Scheurer, Managing Director	$2,345,719	4.73%	–	6.63%	$167,453
John D. Shulman, Managing Director	$99,991	2.85%	–	2.85%	$99,991
Thomas H. Westbrook, Managing Director	$1,809,292	4.98%	–	4.98%	$370,134
Kelly A. Anderson, Executive Vice President and Treasurer	$1,523,360	3.91%	–	6.34%	$1,432,225
Suzanne V. Sparrow, Executive Vice President and Secretary	$753,506	4.45%	–	6.18%	$653,809

(1)	Interested directors are “interested persons” as defined by the Investment Company Act of 1940.

TAX STATUS

      The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase of our common stock.

      This summary is intended to apply to investments in our common stock and assumes that investors hold our common stock as capital assets. This summary does not discuss all aspects of federal income taxation relevant to holders of our common stock in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts and financial institutions. This summary does not discuss any aspects of U.S. estate and gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      Except as specifically indicated herein, this summary is intended to apply to U.S. Stockholders (as defined below) and does not purport to discuss all U.S. federal income tax consequences to persons who are not U.S. Stockholders (“Non-U.S. Stockholders”) from an investment in our common stock. (A “U.S. Stockholder” is a stockholder who is (i) a citizen or resident of the United States, (ii) a corporation or partnership created in or organized under the laws of the United States or any political subdivision thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust subject to the supervision of a court within the United States and the control of a United States person.) Non-U.S. Stockholders should consult their own tax advisors to discuss the consequences of an investment in our common stock.

Taxation as a Regulated Investment Company

      We intend to be treated for tax purposes as a “regulated investment company” under Subchapter M of the Code. If we (i) qualify as a regulated investment company and (ii) distribute to stockholders in a timely manner at least 90% of our “investment company taxable income,” as defined in the Internal Revenue Code (i.e., net ordinary investment income, including accrued original issue discount, and net short-term capital gain in excess of net long-term capital loss) (the “90% Distribution Requirement”) each year, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) we distribute (or treat as “deemed distributed”) to stockholders. (We will, however, be subject to such tax to the extent that, prior to February 2, 2013, BLX sells property held by BLX, Inc. on the date of its corporate reorganization, but only to the extent (i) such property had a built-in gain (that is, value in excess of tax basis) on such date and (ii) such built-in gain is recognized on such sale.) In addition, if we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending December 31 of that calendar year, and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies (the “Excise Tax Avoidance Requirements”). We generally will endeavor to distribute (or treat as deemed distributed) to stockholders all of our investment company taxable income and our net capital gains, if any, for each taxable year so that we will not incur federal income or excise taxes on our earnings. We will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to our stockholders.

      In order to qualify as a regulated investment company for federal income tax purposes, we must, among other things: (a) continue to qualify as a business development company under the 1940 Act; (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and (c) diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of our assets or more than 10% of the outstanding voting securities of the issuer, and (ii) no more than 25% of the value of our assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that are controlled (as determined under applicable Code rules) by us and are engaged in the same or similar or related trades or businesses (the “Diversification Tests”). The failure of one or more of our subsidiaries to continue to qualify as regulated investment companies could adversely affect our ability to satisfy the Diversification Tests.

      If we acquire or are deemed to have acquired debt obligations that were issued originally at a discount or that otherwise are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by us in the same taxable year. Any amount accrued as original issue discount will be included in our investment company taxable income for the year of accrual and may have to be distributed to our stockholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Avoidance Requirements even though we have not received any cash representing such income.

      Although we do not currently intend to do so, if we were to invest in certain options, futures, or forward contracts, we may be required to report income from such investments on a mark-to-market basis, which could result in us recognizing unrealized gains and losses for federal income tax purposes even though we may not realize such gains and losses when we ultimately dispose of such investments. We could also be required to treat such gains and losses as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of our holding period for the investments. In addition, if we were to engage in certain hedging transactions, including hedging transactions in options, future contracts, and straddles, or other similar transactions, we could be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate our income, defer our losses, cause adjustments in the holding periods of our securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could affect our investment company taxable income or net capital gain for a taxable year and thus affect the amounts that we would be required to distribute to our stockholders pursuant to the 90% Distribution Requirement and the Excise Tax Avoidance Requirements for such year.

      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by other requirements relating to our status as a regulated investment company, including the Diversification Tests. If we dispose of assets in order to meet the 90% Distribution Requirement or the Excise Tax Avoidance Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

      If we fail to satisfy the 90% Distribution Requirement or otherwise fail to qualify as a regulated investment company in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our distributions to our stockholders will be characterized as ordinary income (to the extent of our current and accumulated earnings and profits). In contrast, as is explained below, if we qualify as a regulated investment company, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of our stockholders.

      The remainder of this summary assumes that we qualify as a regulated investment company and satisfy the 90% Distribution Requirement.

Taxation of Stockholders

      Our distributions generally are taxable to stockholders as ordinary income or capital gains. Our distributions of investment company taxable income will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Under recent tax legislation, a portion of our distributions of investment company taxable income may constitute “qualified dividend income.” Qualified dividend income of individual shareholders currently is subject to the same reduced maximum rate of tax applicable to long-term capital gains. Our distributions of net capital gains properly designated by us as “capital gain dividends” will be taxable to each stockholder as long-term capital gains regardless of the stockholder’s holding period for his or her common stock and regardless of whether paid in cash or reinvested in additional common stock (including any dividends reinvested through our dividend reinvestment plan). Distributions in excess of the Company’s earnings and profits will be designated as a “return of capital” and first will reduce a stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will generally constitute capital gains to such stockholder.

      At our option, we may elect to retain some or all of our net capital gains for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount for the benefit of our stockholders, the stockholders will be required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the stockholders will report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the stockholder’s cost basis for his or her common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the amount of tax that such stockholders would be required to pay on the retained net capital gains. Such excess generally will be available to offset other tax liabilities of the stockholders. A stockholder that does not have a sufficient amount of other tax liabilities or that is not subject to U.S. federal income tax should be able to file a return on the appropriate form or a claim for refund that allows such stockholder to recover the taxes paid on his or her behalf. In the event we select this option, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year.

      Any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the stockholders on December 31 of the year in which the dividend was declared.

      You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, you may be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

      You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or exchange of common stock generally will be a capital gain or loss. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year; otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received (or treated as deemed distributed) with respect to such stock and, for this purpose, the special rules of Section 852(b)(4)(C) of the Code generally apply in determining the holding period of such stock. In addition, all or a portion of any loss realized upon a taxable disposition of common stock will be disallowed if other shares of our common stock are purchased (under our dividend reinvestment plan or otherwise) within 30 days before or after the disposition.

      In general, non-corporate stockholders currently are subject to a maximum federal income tax rate on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in our common stock) that is lower than the maximum rate for other income (excluding other income that constitutes a “qualified dividend income”). Corporate taxpayers currently are subject to federal income tax on net capital gains at a maximum rate equal to the maximum rate applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in Section 1212(b) of the Code.

Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

      We will send to each of our stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such stockholder’s taxable income for such year as ordinary income (including the amount of any qualified dividend income) and as long-term capital gains. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local, and foreign taxes depending on a stockholder’s particular situation. Our ordinary income dividends to corporate stockholders may, if certain conditions are met, qualify for the dividends received deduction to the extent that we have received qualifying dividend income during the taxable year; capital gain dividends distributed by us are not eligible for the dividends received deduction.

      A Non-U.S. Stockholder may be subject to withholding of U.S. federal tax at a 30% rate (or lower applicable treaty rate) on distributions (including certain redemptions of common stock) from us. Accordingly, investment in us may be appropriate for a Non-U.S. Stockholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such withholding tax. Non-U.S. Stockholders should consult their own tax advisors with respect to the U.S. federal income and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

      We may be required to withhold U.S. federal income tax (“backup withholding”) from all taxable distributions payable to (i) any stockholder who fails to furnish us with its correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, and (ii) any stockholder with respect to whom the IRS notifies us that the stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. We may be required to report annually to the IRS and to each Non-U.S. Stockholder the amount of dividends paid to such stockholder and the amount, if any, of tax withheld pursuant to the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Stockholder’s country of residence. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a stockholder may be refunded or credited against such stockholder’s United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

      You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in us, including the possible effect of any pending legislation or proposed regulation.

CERTAIN GOVERNMENT REGULATIONS

      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. A business development company provides shareholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and

•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

      An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company, such as our investment in Allied Investment Corporation) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit;

•	is actively controlled by the business development company and has an affiliate of a business development company on its board of directors; or

•	meets such other criteria as may be established by the SEC.

      Control as defined by the 1940 Act is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide significant managerial assistance to each of our portfolio companies.

      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage of at least 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders unless we meet the applicable asset coverage ratio at the time of the distribution. This limitation is not applicable to borrowings by our small business investment company subsidiary, and therefore any borrowings by this subsidiary are not included in this asset coverage test. See “Risk Factors.”

      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC. We have been granted an exemptive order by the SEC permitting us to engage in certain transactions that would be permitted if we and our subsidiaries were one company and permitting certain transactions among our subsidiaries, subject to certain conditions and limitations.

      We have designated a chief compliance officer pursuant to the requirements of the 1940 Act. We are periodically examined by the SEC for compliance with the 1940 Act.

      As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 450 5th Street, NW, Washington, D.C. 20549. Our code of ethics is also posted on our website at www.alliedcapital.com.

      As a business development company under the 1940 Act, we are entitled to provide and have provided loans to our officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, we are prohibited from making new loans to our executive officers in the future.

      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy or (ii) more than 50% of the outstanding shares of such company.

      Small Business Administration Regulations. Allied Investment Corporation, a wholly owned subsidiary of Allied Capital, is licensed by the Small Business Administration as a small business investment company under Section 301(c) of the Small Business Investment Act of 1958, and has elected to be regulated as a business development company.

      Small business investment companies are designed to stimulate the flow of private equity capital to eligible small businesses. Under present Small Business Administration regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, a small business investment company must devote 20% of its investment activity to “smaller” concerns as defined by the Small Business Administration. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. Small Business Administration regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to Small Business Administration regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses, and provide them with consulting and advisory services. Allied Investment provides long-term loans to qualifying small businesses; equity investments and consulting and advisory services are typically provided only in connection with such loans.

      Allied Investment is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations.

      We, through Allied Investment, have debentures payable to the Small Business Administration with contractual maturities of ten years. The notes require payment of interest only semi-annually, and all principal is due upon maturity. During the first quarter of 2004, we repaid $7.0 million of this outstanding debt. Under the small business investment company program, we may borrow up to $116.0 million from the Small Business Administration. At June 30, 2004, the Small Business Administration had a commitment to lend up to an additional $7.3 million above the amount outstanding. The commitment expires on September 30, 2005.

      Regulated Investment Company Status. We have elected to be taxed as a regulated investment company under Subchapter M of the Code. As long as we qualify as a regulated investment company, we are not taxed on our investment company taxable income or realized capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis. Annual tax distributions generally differ from net income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income.

      In order to maintain our status as a regulated investment company, we must, in general, (1) continue to qualify as a business development company; (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income; (3) meet asset diversification requirements as defined in the Code; and (4) distribute annually to shareholders at least 90% of our investment company taxable income as defined in the Code. We intend to take all steps necessary to continue to qualify as a regulated investment company. However, there can be no assurance that we will continue to qualify for such treatment in future years. For a detailed discussion of the requirements we must meet to continue to qualify as a regulated investment company, see “Tax Status — Taxation as a Regulated Investment Company.”

      Compliance with the Sarbanes-Oxley Act of 2002 and NYSE Corporate Governance Regulations. On July 30, 2002, President Bush signed into law the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Sarbanes-Oxley Act imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements have affected us. For example:

•	Our Chief Executive Officer and Chief Financial Officer certify the accuracy of the financial statements contained in our periodic reports;

•	Our periodic reports disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	Our periodic reports disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•	We may not make any loan to any director or executive officer and we may not materially modify any existing loans.

      The Sarbanes-Oxley Act has required us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

      In addition, the New York Stock Exchange has adopted corporate governance changes to its listing standards. We have adopted certain policies and procedures to comply with the New York Stock Exchange’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

      We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

      Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

      Shareholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Corporate Secretary, Allied Capital Corporation, 1919 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

DIVIDEND REINVESTMENT PLAN

      We currently maintain a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our shareholders by our transfer agent. The dividend reinvestment plan is an “opt in” plan, which means that if our Board of Directors declares a cash dividend then our shareholders that have not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than reinvesting dividends in additional shares of common stock.

      To enroll in the dividend reinvestment plan, each shareholder must complete an enrollment status form and return it to the plan agent. The plan agent shall then automatically reinvest any dividend in additional shares of common stock. You may change your status in the dividend reinvestment plan at any time by contacting our transfer agent and plan administrator in writing.

      A shareholder’s ability to participate in a dividend reinvestment plan may be limited according to how the shares of common stock are held. A nominee may preclude beneficial owners holding shares in street name from participating in the dividend reinvestment plan. Shareholders who wish to participate in a dividend reinvestment plan may need to hold their shares of common stock in their own name. Shareholders who hold shares in the name of a nominee should contact the nominee for details.

      All distributions to investors who do not participate (or whose nominee elects not to participate) in the dividend reinvestment plan will be paid directly, or through the nominee, to the record holder by or under the discretion of the plan agent. The plan agent is American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038. Their telephone number is (800) 937-5449.

      Under the dividend reinvestment plan, we may issue new shares unless the market price of the outstanding shares of common stock is less than 110% of the last reported net asset value. Alternatively, the plan agent may buy shares of common stock in the market. We value newly issued shares of common stock for the dividend reinvestment plan at the average of the reported last sale prices of the outstanding shares of common stock on the last five trading days prior to the payment date of the distribution, but not less than 95% of the opening bid price on such date. The price in the case of shares bought in the market will be the average actual cost of such shares of common stock, including any brokerage commissions. There are no other fees charged to shareholders in connection with the dividend reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to the shareholders.

DESCRIPTION OF CAPITAL STOCK

      The following summary description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a detailed description of the provisions summarized below.

Capital Stock

      Our authorized capital stock consists of 200,000,000 shares, $0.0001 par value per share, all of which has been initially designated as common stock. Our Board of Directors may classify and reclassify any unissued shares of our capital stock by setting or changing in one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms or conditions or redemption or other rights of such shares of capital stock.

Common Stock

      At September 13, 2004, there were 129,841,235 shares of common stock outstanding and 7,241,735 shares of common stock reserved for issuance under our amended stock option plan. The following are the outstanding classes of securities of Allied Capital as of September 13, 2004:

(4)
			(3)	Amount
			Amount Held	Outstanding
		(2)	by Us	Exclusive of
	(1)	Amount	or for Our	Amounts Shown
	Title of Class	Authorized	Account	Under(3)

Allied Capital Corporation	Common Stock	200,000,000	—	129,841,235

      All shares of common stock have equal rights as to earnings, assets, dividends and voting and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board of Directors out of funds legally available therefor. Our common stock has no preemptive, exchange, conversion, or redemption rights and is freely transferable, except where their transfer is restricted by federal and state securities law or by contract. In the event of liquidation, dissolution or winding-up of Allied Capital, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote on all matters submitted to a vote of shareholders, including the election of directors. Except as provided with respect to any other class or series of capital stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

      Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

      In addition, any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend or distribution, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

      We have adopted provisions in our charter limiting the liability of our directors and officers for monetary damages. The effect of these provisions in the charter is to eliminate the rights of Allied Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director or officer for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. These provisions do not limit or eliminate the rights of Allied Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

      Our charter and bylaws authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

      In February 2004, we entered into indemnification agreements with our directors and certain our of senior officers. The indemnification agreements provide these directors and senior officers the maximum indemnification permitted under Maryland law and the 1940 Act.

Certain Anti-Takeover Provisions

      Our charter and bylaws and certain statutory and regulatory requirements contain certain provisions that could make more difficult the acquisition of Allied Capital by means of a tender offer, a proxy contest or otherwise. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in an improvement of their terms. The description set forth below is intended only to be a summary of certain of our anti-takeover provisions and is qualified in its entirety by reference to our charter and the bylaws.

Classified Board of Directors

     Our bylaws provide for our Board of Directors to be divided into three classes of directors serving staggered three-year terms, with each class to consist as nearly as possible of one-third of the directors then elected to the board. A classified board may render more difficult a change in control of Allied Capital or removal of incumbent management. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure continuity and stability of our management and policies.

Issuance of Preferred Stock

     Our Board of Directors, without shareholder approval, has the authority to reclassify authorized but unissued common stock as preferred stock and to issue preferred stock. Such stock could be issued with voting, conversion or other rights designed to have an anti-takeover effect.

Number of Directors; Vacancies; Removal

     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than fifteen. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualified.

      Our bylaws provides that a director may be removed by shareholders only “with cause” and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Shareholders

     Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals

     Our bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

      The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our bylaws do not give our Board of Directors any power to disapprove shareholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Calling of Special Meetings of Shareholders

     Our bylaws provide that special meetings of shareholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our Corporate Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Amendments; Supermajority Vote Requirements

     Our bylaws impose supermajority vote requirements in connection with the amendment of provisions of our bylaws, including those provisions relating to the classified Board of Directors, the ability of shareholders to call special meetings and the advance notice provisions for shareholder meetings.

Maryland General Corporation Law

     We are subject to the Maryland Business Combination Statute and the Control Share Acquisition Statute, as defined below. The partial summary of the foregoing statutes contained in this prospectus is not intended to be complete and reference is made to the full text of such statutes for their entire terms.

      Business Combination Statute. Certain provisions of the Maryland General Corporation Law establish special requirements with respect to “business combinations” between Maryland corporations and “interested shareholders” unless exemptions are applicable (the “Business Combination Statute”). Among other things, the Business Combination Statute prohibits for a period of five years a merger or other specified transactions between a company and an interested shareholder and requires a supermajority vote for such transactions after the end of such five-year period.

      “Interested shareholders” are all persons owning beneficially, directly or indirectly, 10% or more of the outstanding voting stock of a Maryland corporation. “Business combinations” include certain mergers or similar transactions subject to a statutory vote and additional transactions involving transfer of assets or securities in specified amounts to interested shareholders or their affiliates.

      Unless an exemption is available, a “business combination” may not be consummated between a Maryland corporation and an interested shareholder or its affiliates for a period of five years after the date on which the shareholder first became an interested shareholder and thereafter may not be consummated unless recommended by the board of directors of the Maryland corporation and approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than the interested shareholder or its affiliates or associates, unless, among other things, the corporation’s shareholders receive a minimum price (as defined in the Business

Combination Statute) for their shares and the consideration is received in cash or in the same form as previously paid by the interested shareholder for its shares.

      A business combination with an interested shareholder which is approved by the board of directors of a Maryland corporation at any time before an interested shareholder first becomes an interested shareholder is not subject to the five-year moratorium or special voting requirements. An amendment to a Maryland corporation’s charter electing not to be subject to the foregoing requirements must be approved by the affirmative vote of at least 80% of the votes entitled to be cast by all holders of outstanding shares of voting stock and 66 2/3% of the votes entitled to be cast by holders of outstanding shares of voting stock who are not interested shareholders. Any such amendment is not effective until 18 months after the vote of shareholders and does not apply to any business combination of a corporation with a shareholder who became an interested shareholder on or prior to the date of such vote.

      Control Share Acquisition Statute. The Maryland General Corporation Law imposes limitations on the voting rights of shares acquired in a “control share acquisition.” The control share statute defines a “control share acquisition” to mean the acquisition, directly or indirectly, of “control shares” subject to certain exceptions. “Control shares” of a Maryland corporation are defined to be voting shares of stock which, if aggregated with all other shares of stock previously acquired by the acquiror, would entitle the acquiror to exercise voting power in electing directors with one of the following ranges of voting power:

(1)	one-tenth or more but less than one-third;

(2)	one-third or more but less than a majority; or

(3)	a majority of all voting power.

      The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares which the acquiring person is entitled to vote as a result of having previously obtained shareholder approval. Control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by shareholders in the election of directors, excluding shares of stock as to which the acquiring person, officers of the corporation and directors of the corporation who are employees of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of the directors.

      The control share statute also requires Maryland corporations to hold a special meeting at the request of an actual or proposed control share acquiror generally within 50 days after a request is made with the submission of an “acquiring person statement,” but only if the acquiring person:

(1)	gives a written undertaking and, if required by the directors of the issuing corporation, posts a bond for the cost of the meeting; and

(2)	submits definitive financing agreements for the acquisition of the control shares to the extent that financing is not provided by the acquiring person.

      In addition, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that the issuing corporation, within certain time limitations, shall have the right to redeem control shares (except those for which voting rights have previously been approved) for “fair value” as determined pursuant to the control share statute in the event:

(1)	there is a shareholder vote and the grant of voting rights is not approved; or

(2)	an “acquiring person statement” is not delivered to the target within 10 days following a control share acquisition.

      Moreover, unless the issuing corporation’s charter or bylaws provide otherwise, the control share statute provides that if, before a control share acquisition occurs, voting rights are accorded to control shares which result in the acquiring person having majority voting power, then all shareholders other than the acquiring person have appraisal rights as provided under the Maryland General Corporation Law. An acquisition of shares may be exempted from the control share statute provided that a charter or bylaw provision is adopted for such purpose prior to the control share acquisition by any person with respect to Allied Capital. The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange to which the corporation is a party.

Regulatory Restrictions

     Allied Investment, our wholly owned subsidiary, is a small business investment company. The Small Business Administration prohibits, without prior Small Business Administration approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a small business investment company, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

      We may offer, from time to time, up to 20,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

      The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering.

      In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

      Any common stock sold pursuant to a prospectus supplement will be quoted on the New York Stock Exchange, or another exchange on which the common stock is traded.

      Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

      If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

      The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

      In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

      The legality of shares of our common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT

AND REGISTRAR

      Our investments are held in safekeeping by Riggs Bank, N.A., 808 17th Street, N.W., Washington, D.C. 20006, as well as by LaSalle National Bank, 25 Northwest Point Boulevard, Suite 800, Elk Grove Village, Illinois 60007. American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10038 acts as our transfer, dividend paying and reinvestment plan agent and registrar.

BROKERAGE ALLOCATION AND OTHER PRACTICES

      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The consolidated financial statements as of December 31, 2003 and 2002, and for each of the years then ended, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

      Certain of the audited financial statements and schedules included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect to the financial statements and schedules. For important information about Arthur Andersen LLP, see “Notice Regarding Arthur Andersen LLP” below.

      On March 29, 2002, we selected KPMG LLP to serve as our independent public accountants for the fiscal year ending December 31, 2002. We dismissed Arthur Andersen LLP as our independent accountants effective upon completion of the December 31, 2001, audit. The decision to change accountants was approved by our Audit Committee and Board of Directors and was ratified by our stockholders on May 7, 2002.

      In connection with the audit for the 2001 fiscal year and through April 3, 2002, (1) there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

      The report of Arthur Andersen LLP on our financial statements for fiscal year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except for the emphasis of matter related to the inherent uncertainty of determining the value of investments whose values have been determined by the Board of Directors in good faith in the absence of readily ascertainable market values.

      We had not consulted with KPMG LLP during 2001 or the period from January 1, 2002, through March 29, 2002, on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion KPMG LLP might issue on our financial statements.

NOTICE REGARDING ARTHUR ANDERSEN LLP

      Section 11(a) of the Securities Act provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement, unless it is proved that at the time of such acquisition such person knew of such untruth or omission, may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement or as having prepared or certified any report or valuation which is used in connection with the registration statement with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant.

      Our consolidated financial statements as of December 31, 2001, and for the year ended December 31, 2001, included in this prospectus were audited by our former independent auditor, Arthur Andersen LLP. However, we have not been able to obtain, after reasonable efforts, the written consent of Arthur Andersen LLP with respect to the inclusion of such consolidated financial statements in this prospectus. Under these circumstances, Rule 437a under the Securities Act permits us to file this registration statement without a consent of Arthur Andersen LLP. As a result, you will not be able to sue Arthur Andersen LLP pursuant to Section 11(a) of the Securities Act and therefore your right of recovery under that section may be limited as a result of the lack of the written consent.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page

Consolidated Balance Sheet — June 30, 2004 (unaudited) and December 31, 2003 and 2002	F-2
Consolidated Statement of Operations — For the Six Months Ended June 30, 2004 and 2003 (unaudited) and For the Years Ended December 31, 2003, 2002, and 2001	F-3
Consolidated Statement of Changes in Net Assets — For the Six Months Ended June 30, 2004 and 2003 (unaudited) and For the Years Ended December 31, 2003, 2002, and 2001	F-4
Consolidated Statement of Cash Flows — For the Six Months Ended June 30, 2004 and 2003 (unaudited) and For the Years Ended December 31, 2003, 2002, and 2001	F-5
Consolidated Statement of Investments — June 30, 2004 (unaudited) and December 31, 2003	F-6
Notes to Consolidated Financial Statements	F-29
Report of Independent Registered Public Accounting Firm	F-70
Independent Auditors’ Report	F-72
Report of Independent Registered Public Accounting Firm	F-74

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Information at June 30, 2004, is unaudited)

		December 31,
	June 30,
	2004	2003	2002
(in thousands, except share and per share amounts)
	(unaudited)

ASSETS
Portfolio at value:
Private finance
Companies more than 25% owned (cost: 2004-$1,103,189; 2003-$755,024; 2002-$628,535)	$1,063,677	$900,317	$710,587
Companies 5% to 25% owned (cost: 2004-$164,798; 2003-$195,600; 2002-$219,124)	162,363	218,305	255,677
Companies less than 5% owned (cost: 2004-$802,333; 2003-$955,507; 2002-$863,243)	686,426	784,050	776,951

Total private finance (cost: 2004-$2,070,320; 2003-$1,906,131; 2002-$1,710,902)	1,912,466	1,902,672	1,743,215
Commercial real estate finance (cost: 2004-$891,754; 2003-$694,929; 2002-$718,312)	872,348	681,927	744,952

Total portfolio at value (cost: 2004-$2,962,074; 2003-$2,601,060; 2002-$2,429,214)	2,784,814	2,584,599	2,488,167

Deposits of proceeds from sales of borrowed Treasury securities	164,772	98,527	194,745
Accrued interest and dividends receivable	62,618	53,079	40,354
Other assets	75,401	69,498	59,867
Cash and cash equivalents	92,782	214,167	11,186

Total assets	$3,180,387	$3,019,870	$2,794,319

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures (maturing within one year: 2004-$142,000; 2003-$221,000; 2002-$140,000)	$850,280	$954,200	$794,200
Revolving line of credit	208,500	—	204,250
Obligations to replenish borrowed Treasury securities	164,772	98,525	197,027
Accounts payable and other liabilities	52,124	46,568	45,771

Total liabilities	1,275,676	1,099,293	1,241,248

Commitments and contingencies

Preferred stock	—	6,000	7,000

Shareholders’ equity:
Common stock, $0.0001 par value, 200,000,000 shares authorized; 128,959,677, 128,117,985 and 108,698,409 shares issued and outstanding at June 30, 2004, and December 31, 2003 and 2002, respectively	13	13	11
Additional paid-in capital	2,003,904	1,985,652	1,547,183
Common stock held in deferred compensation trust	(6,909)	—	—
Notes receivable from sale of common stock	(8,617)	(18,632)	(24,704)
Net unrealized appreciation (depreciation) on portfolio	(191,393)	(39,055)	39,411
Undistributed (distributions in excess of) earnings	107,713	(13,401)	(15,830)

Total shareholders’ equity	1,904,711	1,914,577	1,546,071

Total liabilities and shareholders’ equity	$3,180,387	$3,019,870	$2,794,319

Net asset value per common share	$14.77	$14.94	$14.22

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(Information for the six months ended
June 30, 2004 and 2003, is unaudited)

	For the Six Months		For the Years Ended
	Ended June 30,		December 31,

	2004	2003	2003	2002	2001
(in thousands, except per share amounts)

	(unaudited)
Interest and Related Portfolio Income:
Interest and dividends
Companies more than 25% owned	$31,870	$27,931	$62,563	$40,185	$25,264
Companies 5% to 25% owned	12,245	12,973	25,727	28,629	27,656
Companies less than 5% owned	103,597	91,754	202,429	195,228	187,544

Total interest and dividends	147,712	132,658	290,719	264,042	240,464
Loan prepayment premiums
Companies more than 25% owned	—	108	141	—	1,011
Companies 5% to 25% owned	712	625	685	200	400
Companies less than 5% owned	3,305	2,025	7,346	2,576	1,093

Total loan prepayment premiums	4,017	2,758	8,172	2,776	2,504
Fees and other income
Companies more than 25% owned	12,795	10,013	18,862	25,344	24,817
Companies 5% to 25% owned	470	230	629	1,123	230
Companies less than 5% owned	4,271	4,685	10,847	16,643	21,095

Total fees and other income	17,536	14,928	30,338	43,110	46,142

Total interest and related portfolio income	169,265	150,344	329,229	309,928	289,110

Expenses:
Interest	37,096	37,280	77,233	70,443	65,104
Employee	17,893	17,379	36,945	33,126	29,656
Individual performance award	6,382	—	—	—	—
Administrative	14,903	9,498	22,387	21,504	15,299

Total operating expenses	76,274	64,157	136,565	125,073	110,059

Net investment income before income taxes	92,991	86,187	192,664	184,855	179,051
Income tax expense (benefit)	(544)	(1,081)	(2,466)	930	(412)

Net investment income	93,535	87,268	195,130	183,925	179,463

Net Realized and Unrealized Gains (Losses)
Net realized gains (losses)
Companies more than 25% owned	151,499	1,314	1,302	58,444	1,893
Companies 5% to 25% owned	35,696	16,688	19,975	866	1,639
Companies less than 5% owned	(12,742)	38,877	54,070	(14,373)	(2,871)

Total net realized gains	174,453	56,879	75,347	44,937	661
Net change in unrealized appreciation or depreciation	(152,338)	(64,334)	(78,466)	(571)	20,603

Total net gains (losses)	22,115	(7,455)	(3,119)	44,366	21,264

Net increase in net assets resulting from operations	$115,650	$79,813	$192,011	$228,291	$200,727

Basic earnings per common share	$0.90	$0.71	$1.64	$2.23	$2.19

Diluted earnings per common share	$0.88	$0.71	$1.62	$2.20	$2.16

Weighted average common shares outstanding — basic	128,564	111,510	116,747	102,107	91,564

Weighted average common shares outstanding — diluted	131,620	112,291	118,351	103,574	93,003

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(Information for the six months ended
June 30, 2004 and 2003, is unaudited)

	For the Six Months
	Ended June 30,		For the Years Ended December 31,

	2004	2003	2003	2002	2001
(in thousands, except per share amounts)

	(unaudited)
Operations
Net investment income	$93,535	$87,268	$195,130	$183,925	$179,463
Net realized gains	174,453	56,879	75,347	44,937	661
Net change in unrealized appreciation or depreciation	(152,338)	(64,334)	(78,466)	(571)	20,603

Net increase in net assets resulting from operations	115,650	79,813	192,011	228,291	200,727

Shareholder distributions
Common stock dividends	(146,822)	(127,474)	(267,838)	(229,935)	(186,157)
Preferred stock dividends	(52)	(110)	(210)	(230)	(230)

Net decrease in net assets resulting from shareholder distributions	(146,874)	(127,584)	(268,048)	(230,165)	(186,387)

Capital share transactions
Sale of common stock	—	145,126	422,005	172,847	286,888
Issuance of common stock for portfolio investments	3,227	—	884	—	5,157
Issuance of common stock upon the exercise of stock options	12,033	2,657	8,571	14,517	10,660
Issuance of common stock in lieu of cash distributions	2,964	3,327	6,598	6,263	6,331
Net decrease (increase) in notes receivable from sale of common stock	10,015	1,719	6,072	1,324	(945)
Purchase of common stock held in deferred compensation trust	(6,909)	—	—	—	—
Other	28	14	413	871	—

Net increase in net assets resulting from capital share transactions	21,358	152,843	444,543	195,822	308,091

Total increase (decrease) in net assets	(9,866)	105,072	368,506	193,948	322,431
Net assets at beginning of period	1,914,577	1,546,071	1,546,071	1,352,123	1,029,692

Net assets at end of period	$1,904,711	$1,651,143	$1,914,577	$1,546,071	$1,352,123

Net asset value per common share	$14.77	$14.23	$14.94	$14.22	$13.57

Common shares outstanding at end of period	128,960	116,034	128,118	108,698	99,607

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(Information for the six months ended
June 30, 2004 and 2003, is unaudited)

	For the Six Months
	Ended June 30,		For the Years Ended December 31,

	2004	2003	2003	2002	2001
(in thousands)

	(unaudited)
Cash flows from operating activities
Net increase in net assets resulting from operations	$115,650	$79,813	$192,011	$228,291	$200,727
Adjustments
Portfolio investments	(736,343)	(526,399)	(930,566)	(506,376)	(675,172)
Principal collections related to investment repayments or sales	430,861	426,985	783,967	356,641	204,441
Change in accrued or reinvested interest and dividends	(26,147)	(20,405)	(44,952)	(44,665)	(51,554)
Amortization of discounts and fees	(3,158)	(7,233)	(11,845)	(20,592)	(13,929)
Changes in other assets and liabilities	(4,207)	(23,172)	(6,070)	(735)	1,290
Depreciation and amortization	820	826	1,638	1,572	994
Notes received as consideration from sale of investments	(49,117)	(3,876)	(1,668)	—	—
Realized losses	29,550	4,347	18,958	50,625	9,446
Net change in unrealized (appreciation) or depreciation	152,338	64,334	78,466	571	(20,603)

Net cash provided by (used in) operating activities	(89,753)	(4,780)	79,939	65,332	(344,360)

Cash flows from financing activities
Sale of common stock	—	145,126	422,005	172,847	286,888
Sale of common stock upon the exercise of stock options	12,033	2,657	8,571	12,136	5,428
Collections of notes receivable from sale of common stock	10,015	1,719	6,072	3,706	5,090
Borrowings under notes payable and debentures	15,212	300,000	300,000	—	175,500
Repayments on notes payable and debentures	(119,000)	(140,000)	(140,000)	(81,856)	(9,350)
Net borrowings under (repayments on) revolving line of credit	208,500	(178,750)	(204,250)	59,500	62,750
Redemption of preferred stock	(7,000)	—	—	—	—
Purchase of common stock held in deferred compensation trust	(6,909)	—	—	—	—
Other financing activities	(572)	(2,235)	(4,727)	(727)	(3,450)
Common stock dividends and distributions paid	(143,859)	(127,329)	(264,419)	(220,411)	(179,826)
Preferred stock dividends paid	(52)	(110)	(210)	(230)	(230)

Net cash provided by (used in) financing activities	(31,632)	1,078	123,042	(55,035)	342,800

Net increase (decrease) in cash and cash equivalents	(121,385)	(3,702)	202,981	10,297	(1,560)
Cash and cash equivalents at beginning of period	214,167	11,186	11,186	889	2,449

Cash and cash equivalents at end of period	$92,782	$7,484	$214,167	$11,186	$889

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Companies More Than 25% Owned

ACE Products, Inc.	Loan (20.5%, Due 7/09)	$17,164	$50
(Industrial Products)	Common Stock (5,000 shares)	—	—

Acme Paging, L.P.(4)	Loan (6.8%, Due 12/07 – 1/08)	4,631	3,634
(Telecommunications)	Equity Interests	13,274	1,819
	Common Stock (4,656 shares)	27	—

Advantage Sales & Marketing, Inc.	Loan (12.0%, Due 9/09)	59,700	59,700
(Business Services)	Debt Securities (18.5%, Due 12/09)	124,000	124,000
	Common Stock (18,957,011 shares)	73,472	73,472

Alaris Consulting, LLC	Loan (16.7%, Due 12/05 – 12/07)	21,821	4,817
(Business Services)	Equity Interests	5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan (0.1%, Due 12/04 – 12/05)	27,419	16,750
(Healthcare Services)	Debt Securities (29.1%, Due 5/06)	17,311	—
	Common Stock (7,956,704 shares)	1,000	—
	Guaranty ($1,009)

Avborne, Inc.	Loan (25.0%, Due 8/07)	1,269	1,269
(Business Services)	Preferred Stock (12,500 shares)	14,138	3,639
	Common Stock (27,500 shares)	—	—
	Standby Letter of Credit ($6,978)

Business Loan Express, LLC	Loan (3.0%, Due 6/05)	10,000	10,000
(Financial Services)	Debt Securities (25.0%, Due 12/08)	42,268	42,268
	Class A Equity Interests	50,740	50,740
	Class B Equity Interests	62,661	99,690
	Class C Equity Interests	109,340	150,069
	Guaranty ($86,562 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Loan (12.0%, Due 12/06)	825	825
(Financial Services)	Debt Securities (18.0%, Due 10/08)	3,710	3,710
	Common Stock (10 shares)	1,768	1,768

Chickasaw Sales & Marketing, Inc.	Preferred Stock (1,000,000 shares)	1,000	—
(Consumer Services)	Common Stock (37,000 shares)	2,812	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

The Color Factory, Inc.	Loan (12.0%, Due 6/06)	$16,489	$1,540
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	—
	Common Stock (980 shares)	6,535	—
	Guaranty ($283)

Foresite Towers, LLC	Equity Interests	18,610	20,648
(Tower Leasing)

Global Communications, LLC	Loan (17.0%, Due 12/03)	2,755	2,755
(Business Services)	Debt Securities (12.9%, Due 9/02 – 9/05)	17,832	17,832
	Preferred Equity Interest	14,067	19,060
	Options	1,639	1,639

Gordian Group, Inc.	Loan (15.0%, Due 6/07 – 3/09)	11,126	11,126
(Business Services)	Common Stock (1,000 shares)	2,885	3,800

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)	700	700
(Business Services)	Preferred Stock (1,451,380 shares)	4,900	2,171
	Common Stock (1,451,380 shares)	4	—

HMT, Inc.	Debt Securities (13.3%, Due 12/08)	9,247	9,247
(Energy Services)	Preferred Stock (554,052 shares)	2,488	2,488
	Common Stock (300,000 shares)	3,000	4,625
	Warrants	1,155	1,781

Housecall Medical Resources, Inc.	Loan (16.7%, Due 11/07 – 11/09)	15,425	15,425
(Healthcare Services)	Common Stock (864,000 shares)	86	31,000

Impact Innovations Group, LLC	Equity Interests in Affiliate (See Note 3)	14,756	21,585
(Business Services)	Warrants	1,674	—

Jakel, Inc.	Loan (15.5%, Due 3/08)	3,840	3,840
(Industrial Products)	Debt Securities (15.5%, Due 3/08)	8,083	8,083
	Preferred Stock (6,460 shares)	6,460	2,913
	Common Stock (158,061 shares)	9,347	—
	Standby Letter of Credit ($1,222)

Legacy Partners Group, LLC	Loan (14.0%, Due 5/09)	2,500	2,500
(Financial Services)	Debt Securities (18.0%, Due 5/09)	1,800	1,800
	Equity Interests	2,286	2,286

Litterer Beteiligungs-GmbH(4)	Debt Securities (5.0%, Due 3/07)	1,424	1,410
(Business Services)	Equity Interest	835	—

Mercury Air Centers, Inc.	Loan (13.8%, Due 4/09)	53,201	53,201
(Business Services)	Common Stock (50,000 shares)	29,516	29,516

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

MVL Group, Inc.	Loan (12.2%, Due 10/07 – 7/09)	$17,705	$17,705
(Business Services)	Debt Securities (14.4%, Due 7/09)	17,268	17,268
	Common Stock (648,661 shares)	643	3,900

Powell Plant Farms, Inc.	Loan (15.0%, Due 1/05)	21,917	21,917
(Consumer Products)	Debt Securities (20.0%, Due 6/03)	19,224	10,709
	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Redox Brands, Inc.	Loan (19.0%, Due 12/07)	3,225	3,225
(Consumer Products)	Debt Securities (16.0%, Due 3/08)	10,454	10,454
	Preferred Stock (2,726,444 shares)	7,903	11,196
	Warrants	584	475
	Guaranty ($125)

Staffing Partners Holding	Debt Securities (14.5%, Due 10/05)	6,084	6,084
Company, Inc.	Preferred Stock (439,600 shares)	4,968	2,765
(Business Services)	Common Stock (69,773 shares)	50	—
	Warrants	10	—

Startec Global Communications	Loan (10.0%, Due 5/07 – 5/09)	14,722	14,722
Corporation	Common Stock (19,180,000 shares)	37,255	11,548
(Telecommunications)

STS Operating, Inc.	Preferred Stock (5,769,424 shares)	6,818	6,818
(Industrial Products)	Common Stock (3,000,000 shares)	3,177	3,700
	Options	—	—

Total companies more than 25% owned		$1,103,189	$1,063,677

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans (19.0%, Due 6/08)	$18,221	$18,221
(Consumer Products)	Preferred Stock (2,602 shares)	2,154	1,416
	Common Stock (1,400 shares)	140	—
	Warrants	—	—

Border Foods, Inc.	Loan (13.0%, Due 12/10)	3,000	3,000
(Consumer Products)	Debt Securities (13.0%, Due 12/10)	9,481	9,481
	Preferred Stock (50,919 shares)	2,000	2,000
	Common Stock (1,810 shares)	45	45
	Warrants	665	665

The Debt Exchange Inc.	Preferred Stock (921,875 shares)	1,250	1,369
(Business Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

EDM Consulting, LLC	Debt Securities (8.0%, Due 1/05)	$1,800	$200
(Business Services)	Equity Interests	250	—

GFC Holdings, LLC	Warrants	800	900
(Business Services)

Liberty-Pittsburgh Systems, Inc.	Debt Securities (17.0%, Due 4/06)	3,972	1,326
(Business Services)	Common Stock (123,929 shares)	142	—

MasterPlan, Inc.	Loan (12.0%, Due on demand)	959	1,204
(Business Services)	Common Stock (1,350 shares)	42	235

MortgageRamp, Inc.	Common Stock (772,000 shares)	3,860	1,320
(Business Services)

Nexcel Synthetics, LLC	Loan (14.5%, Due 6/09)	10,027	10,027
(Consumer Products)	Equity Interests	1,690	1,541

Nobel Learning Communities,	Preferred Stock (1,214,356 shares)	2,764	2,764
Inc.(3)	Warrants	575	—
(Education)

Packaging Advantage Corporation	Debt Securities (18.5%, Due 4/08)	14,731	14,365
(Business Services)	Common Stock (232,168 shares)	2,386	—
	Warrants	963	—

Pres Air Trol LLC	Loan (12.0%, Due 4/10)	49	49
(Industrial Products)	Debt Securities (12.0%, Due 4/10)	6,253	6,253
	Equity Interests	1,323	1,323

Professional Paint, Inc.	Loan (18.3%, Due 8/08)	5,135	5,135
(Consumer Products)	Debt Securities (18.3%, Due 8/08)	25,025	25,025
	Preferred Stock (15,000 shares)	23,596	23,596
	Common Stock (110,000 shares)	69	8,800

Progressive International	Loan (16.0%, Due 12/09)	7,173	7,173
Corporation	Preferred Stock (500 shares)	500	784
(Consumer Products)	Common Stock (197 shares)	13	480
	Warrants	—	—

Total Foam, Inc. (Industrial Products)	Debt Securities (12.0%, Due 6/96 – 1/99)	142	73
	Common Stock (164 shares)	10	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Universal Environmental Services,	Loan (13.5%, Due 2/09)	$12,093	$12,093
LLC	Equity Interests	1,500	1,500
(Business Services)

Total companies 5% to 25% owned		$164,798	$162,363

Companies Less Than 5% Owned

Alderwoods Group, Inc.(3)	Common Stock (357,568 shares)	$5,006	$4,362
(Consumer Services)

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

Apogen Technologies, Inc.	Debt Securities (13.0%, Due 1/10)	4,980	4,980
(Business Services)	Preferred Stock (270,008 shares)	2,700	2,700
	Common Stock (1,256,452 shares)	50	1,747
	Warrants	—	3

Aviation Technologies, Inc.	Loan (17.0%, Due 5/11)	20,627	20,627
(Industrial Products)

Benchmark Medical, Inc.	Debt Securities (14.0%, Due 12/08)	13,579	13,579
(Healthcare Services)	Warrants	18	18

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest	2,463	2,606
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest	684	549
(Private Equity Fund)

Colibri Holding Corporation	Debt Securities (12.5%, Due 9/08)	3,506	3,506
(Consumer Products)	Preferred Stock (459 shares)	523	695
	Common Stock (3,362 shares)	1,250	812
	Warrants	290	188

Community Education Centers, Inc.	Loan (15.0%, Due 12/10)	15,198	15,198
(Education Services)

Component Hardware Group, Inc.	Preferred Stock (18,000 shares)	2,503	2,503
(Industrial Products)	Common Stock (2,000 shares)	200	600

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Cooper Natural Resources, Inc.	Loan (20.0%, Due 6/04)	$120	$120
(Industrial Products)	Debt Securities (1.5%, Due 7/04)	2,000	2,000
	Preferred Stock (6,316 shares)	1,427	—
	Warrants	832	—

Coverall North America, Inc.	Loan (20.0%, Due 7/08)	15,309	15,309
(Business Services)	Debt Securities (20.0%, Due 7/08)	7,914	7,914

CTT Holdings	Loan (0%, Due 3/10)	1,125	1,125
(Consumer Products)

DCS Business Services, Inc.	Debt (15.8%, Due 7/10)	21,132	21,132
(Business Services)	Preferred Stock (478,816 shares)	1,239	2,070

Drilltec Patents & Technologies	Loan (10.0%, Due 8/06)	10,918	—
Company, Inc.	Debt Securities (13.8%, Due 8/06)	1,500	—
(Energy Services)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest	4,375	248
(Private Equity Fund)

Elexis Beta GmbH(4)	Options	426	245
(Industrial Products)

E-Talk Corporation	Preferred Stock (133 shares)	10,009	—
(Business Services)	Common Stock (8,656 shares)	—	—

Fairchild Industrial Products	Loan (5.8%, Due 1/03)	7,145	7,145
Company	Debt Securities (13.0%, Due 10/03)	5,954	2,944
(Industrial Products)	Warrants	280	—

Frozen Specialties, Inc.	Debt Securities (16.0%, Due 5/08)	10,435	10,435
(Consumer Products)	Warrants	435	470

Galaxy American	Loan (10.0%, Due 8/04)	995	995
Communications, LLC (Broadcasting & Cable)	Debt Securities (16.0%, Due 10/04 – 10/08)	49,702	6,794
	Common Stock (100 shares)	1,350	—
	Guaranty ($800)
	Standby Letter of Credit ($200)

Garden Ridge Corporation (Retail)	Debt Securities (12.9%, Due 12/05 – 12/07)	27,271	18,300
	Preferred Stock (1,130 shares)	1,130	—
	Common Stock (847,800 shares)	613	—

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Geotrace Technologies, Inc.	Debt Securities (12.0%, Due 6/09)	$16,132	$16,132
(Energy Services)	Warrants	2,350	2,350

Ginsey Industries, Inc.	Loans (12.5%, Due 3/06)	4,880	4,880
(Consumer Products)	Convertible Debentures (12.5%, Due 3/06)	500	684
	Warrants	—	1,966

Grant Broadcasting Systems II	Warrants	87	2,750
(Broadcasting & Cable)

Griffith Energy, Inc.	Loan (16.3%, Due 3/11)	16,742	16,742
(Energy Services)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest	4,013	2,602
(Private Equity Fund)

Haven Eldercare of New England, LLC	Loans (9.3%, Due 10/05)	46,665	47,076
(Healthcare Services)

HealthMarket, Inc.	Debt Securities (12.0%, Due 3/08)	9,997	9,997
(Health Insurance)	Warrants	439	439

The Hillman Companies, Inc.(3)	Loan (13.5%, Due 9/11)	42,311	42,311
(Consumer Products)

Homax Holdings, Inc.	Debt (12.0%, Due 8/10)	10,055	10,055
(Consumer Products)	Warrants	927	927

Icon International, Inc.	Common Stock (25,707 shares)	76	—
(Business Services)

Interline Brands, Inc.	Preferred Stock (199,313 shares)	1,849	3,194
(Business Services)	Common Stock (15,615 shares)	139	—
	Warrants	1,181	—

International Fiber Corporation	Debt Securities (14.0%, Due 6/12)	20,895	20,895
(Industrial Products)	Preferred Stock (25,000 shares)	2,500	2,500

JRI Industries, Inc.	Debt Securities (14.5%, Due 12/04)	1,565	1,565
(Industrial Products)	Warrants	74	39

Kirker Enterprises, Inc.	Equity Interest	4	4
(Industrial Products)	Warrants	348	1,096

Love Funding Corporation	Preferred Stock (26,000 shares)	359	359
(Financial Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Matrics, Inc.	Preferred Stock (511,876 shares)	$500	$771
(Industrial Products)	Warrants	—	—

MedAssets, Inc.	Preferred Stock (227,865 shares)	2,049	2,648
(Business Services)	Warrants	136	—

Mercury Air Group, Inc.(3)	Warrants	427	—
(Business Services)

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest	5,850	3,057
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Mogas Energy, LLC	Debt Securities (9.5%, Due 3/12 – 4/12)	16,118	16,118
(Energy Services)	Warrants	1,774	2,300

Norstan Apparel Shops, Inc. (Retail)	Debt Securities (15.6%, Due 12/07 – 9/08)	12,960	11,647
	Common Stock (29,663 shares)	4,750	—
	Warrants	655	—

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest	1,590	1,286
(Private Equity Fund)

Nursefinders, Inc.	Loan (13.0%, Due 1/08)	48	48
(Healthcare Services)	Debt Securities (12.0%, Due 1/08)	11,389	11,389
	Warrants	900	611

Oahu Waste Services, Inc.	Debt Securities (12.0%, Due 9/08)	8,776	8,776
(Business Services)	Stock Appreciation Rights	239	445

Onyx Television GmbH (4)	Preferred Units	201	—
(Broadcasting & Cable)

Opinion Research Corporation(3)	Loan (13.0%, Due 11/07 – 5/09)	21,894	21,894
(Business Services)	Warrants	996	595

Oriental Trading Company, Inc.	Common Stock (13,820 shares)	10	3,412
(Consumer Products)

Polaris Pool Systems, Inc.	Debt Securities (12.0%, Due 9/07)	11,170	11,170
(Consumer Products)	Warrants	1,145	1,700

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Prosperco Finanz Holding AG(4) (Financial Services)	Convertible Debentures (11.7%, Due 7/03 – 8/08)	$8,131	$50
	Common Stock (1,528 shares)	1,059	—
	Warrants	—	—

RadioVisa Corporation	Loan (15.5%, Due 12/08)	25,191	25,191
(Broadcasting & Cable)

Resun Leasing, Inc.	Loan (15.5%, Due 11/07)	30,000	30,000
(Business Services)

S.B. Restaurant Company	Debt Securities (15.0%, Due 11/08)	9,491	9,491
(Retail)	Preferred Stock (54,125 shares)	135	135
	Warrants	619	619

SBBUT, LLC	Equity Interests	421	421
(Consumer Products)	Warrants	54	54

Soff-Cut Holdings, Inc.	Debt Securities (20.0%, Due 6/07)	10,440	10,440
(Industrial Products)	Preferred Stock (300 shares)	300	294
	Common Stock (2,000 shares)	200	—

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest	725	618
(Private Equity Fund)

SunStates Refrigerated Services,	Loans (8.7%, Due 9/97 – 1/05)	4,466	1,500
Inc.	Debt Securities (10.0%, Due 1/03)	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities (25.0%, Due 12/08)	12,973	50
(Retail)	Equity Interests	3,747	—
	Warrants	162	—

United Pet Group, Inc. (Consumer Products)	Debt Securities (12.0%, Due 7/07 – 2/10)	9,260	9,260
	Warrants	85	3,100

United Site Services, Inc.	Loan (16.0%, Due 12/10)	26,646	26,646
(Business Services)

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest	3,375	3,202
(Private Equity Fund)

U.S. Security Holdings, Inc.	Warrants	826	2,000
(Business Services)

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

		June 30, 2004

Private Finance
Portfolio Company		(unaudited)
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Venturehouse-Cibernet Investors, LLC	Equity Interest	$34	$34
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest	1,000	402
(Private Equity Fund)

VICORP Restaurants, Inc.	Warrants	33	191
(Retail)

Walker Investment Fund II, LLLP(4)	Limited Partnership Interest	1,330	374
(Private Equity Fund)

Wear Me Apparel Corporation	Debt Securities (15.0%, Due 12/10)	48,725	48,725
(Consumer Products)	Warrants	1,219	1,219

Weston Solutions, Inc.	Loan (17.3%, Due 6/10)	7,319	7,319
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities (18.0%, Due 6/07)	17,221	17,115
(Retail)	Warrants	735	—

Wilton Industries, Inc.	Loan (19.3%, Due 6/08)	9,600	9,600
(Consumer Products)

Woodstream Corporation	Loan (14.0%, Due 11/10)	253	253
(Consumer Products)	Debt Securities (14.0%, Due 11/10)	16,723	16,723
	Common Stock (180 shares)	1,800	2,300
	Warrants	587	751

Total companies less than 5% owned		$802,333	$686,426

Total private finance (116 portfolio companies)		$2,070,320	$1,912,466

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

			June 30, 2004

	Stated		(unaudited)
	Interest	Face	Cost	Value

Commercial Real Estate Finance
(in thousands)
Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$53,100	$35,025	$29,010
Morgan Stanley Capital I, Series 1999-RM1	6.4%	28,865	9,872	9,872
COMM 1999-1	5.7%	56,477	27,817	26,348
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	31,786	18,585	14,081
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	43,131	14,096	13,508
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	18,643	5,002	5,002
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	11,603	1,677	1,748
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	20,950	5,460	5,455
FUNB CMT, Series 1999-C4	6.5%	21,125	7,980	7,067
Heller Financial, HFCMC Series 2000 PH-1	6.6%	24,040	9,191	8,658
SBMS VII, Inc., Series 2000-NL1	7.2%	8,289	4,616	4,047
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	26,708	11,160	11,136
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	18,068	4,286	2,935
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	16,665	3,612	4,424
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	17,502	4,567	5,308
JP Morgan-CIBC-Deutsche 2001	5.8%	25,398	7,274	7,258
Lehman Brothers-UBS Warburg 2001-C2	6.4%	23,426	6,802	9,057
SBMS VII, Inc., Series 2001-C1	6.1%	20,333	4,392	2,182
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	21,799	7,018	7,005
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	22,292	6,865	6,790
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	25,050	6,110	6,097
SBMS VII, Inc., Series 2001-C2	6.2%	23,217	7,152	7,082
FUNB CMT, Series 2002-C1	6.0%	22,097	9,058	8,036
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	40,325	17,501	19,116
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	27,926	10,927	11,177
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	38,047	13,362	13,539
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	15,919	3,790	3,790
LB-UBS Commercial Mortgage Trust 2003-C1	4.6%	37,896	12,359	12,370
GS Mortgage Securities Corporation II Series 2003-C1	4.7%	26,189	9,190	9,190
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1	4.9%	2,947	2,313	2,336
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2	4.9%	56,680	28,378	28,699
COMM 2003-LNB1	4.4%	24,324	5,750	5,750
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5	4.3%	48,202	17,731	17,575
GE Commercial Mortgage Corporation, Series 2003-C1	5.1%	9,389	7,563	7,781
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2	5.5%	56,441	25,245	25,832
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3	5.3%	6,535	5,461	5,576
LB-UBS Commercial Mortgage Trust 2003-C8	5.4%	12,999	10,413	10,759
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9	5.3%	46,793	22,621	22,727
COMM 2004-LNB2	5.0%	4,770	3,490	3,426
GE Commercial Mortgage Corporation, Series 2004-C1	5.0%	48,049	21,891	21,806
LB-UBS Commercial Mortgage Trust 2004-C1	4.9%	35,400	14,839	14,793
MezzCapp Commercial Mortgage Trust, Series 2004-C1	10.0%	1,990	821	821
Wachovia Bank Commercial Mortgage Trust, Series 2004-C10	5.0%	7,110	5,307	5,302
COMM 2004-LNB3	5.3%	46,785	25,265	25,375
GE Commercial Mortgage Corporation, Series 2004-C2	5.3%	14,287	12,249	11,929
GMAC Commercial Mortgage Securities, Inc. Series 2004-C1	5.3%	40,671	25,495	24,921
GS Mortgage Securities Corporation II, Series 2004-C1	4.6%	39,613	24,324	24,100

Total commercial mortgage-backed securities (47 issuances)		$1,269,851	$543,902	$530,796

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS — (Continued)

(Information at June 30, 2004, is unaudited)

	June 30, 2004

	(unaudited)
	Cost	Value

Commercial Real Estate Finance
(in thousands, except number of loans)
Collateralized Debt Obligations
Crest 2001-1, Ltd.(4)	$22,409	$22,409
Crest 2002-1, Ltd.(4)	24,026	24,026
Crest 2002-IG, Ltd.(4)	4,332	4,332
Crest Clarendon Street 2002-1, Ltd. (4)	940	940
Crest 2003-1, Ltd.(4)	92,330	92,330
Crest 2003-2, Ltd.(4)	26,052	26,052
TIAA Real Estate CDO 2003-1, Ltd.(4)	1,826	1,852
Crest Exeter Street Solar 2004-1, Ltd.(4)	3,730	3,667

Total collateralized debt obligations	$175,645	$175,608

	Interest	Number of
	Rate Ranges	Loans

Commercial Mortgage Loans
	Up to 6.99%	16	$13,799	$14,190
	7.00%–8.99%	36	84,505	84,505
	9.00%–10.99%	8	33,047	32,845
	11.00%–12.99%	6	10,941	8,933
	13.00%–14.99%	2	4,158	2,546
	15.00% and above	1	3,932	3,932

Total commercial mortgage loans		69	$150,382	$146,951

Real Estate Owned			16,074	14,444

Equity Interests (Guarantees — $2,731)			5,751	4,549

Total commercial real estate finance			$891,754	$872,348

Total portfolio			$2,962,074	$2,784,814

(1) Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2) Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3) Public company.
(4) Non-U.S. company or principal place of business outside the U.S.
(5) Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INVESTMENTS

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Companies More Than 25% Owned

ACE Products, Inc.	Loan (20.5%, Due 7/09)	$17,164	$50
(Industrial Products)	Common Stock (5,000 shares)	—	—

Acme Paging, L.P.(4)	Loan (6.7%, Due 12/07-1/08)	4,496	4,496
(Telecommunications)	Equity Interests	13,274	2,586
	Common Stock (3,083 shares)	27	—

Alaris Consulting, LLC	Loan (17.3%, Due 12/05-12/07)	19,478	8,160
(Business Services)	Equity Interests	5,165	—
	Guaranty ($1,100)

American Healthcare Services, Inc.	Loan (0%, Due 12/05)	23,501	23,501
(Healthcare Services)	Debt Securities (28.5%, Due 5/06)	17,311	8,684
	Common Stock (7,956,704 shares)	1,000	—
	Guaranty ($1,238)

Avborne, Inc.	Loan (25.0%, Due 8/07)	2,863	2,863
(Business Services)	Preferred Stock (12,500 shares)	14,138	2,300
	Common Stock (27,500 shares)	—	—
	Standby Letter of Credit ($6,978)

Business Loan Express, LLC	Debt Securities (25.0%, Due 12/05)	40,044	40,044
(Financial Services)	Class A Equity Interests	47,800	47,800
	Class B Equity Interests	57,911	99,386
	Class C Equity Interests	109,340	154,960
	Guaranty ($78,245 — See Note 3)
	Standby Letters of Credit ($35,550 — See Note 3)

Callidus Capital Corporation	Debt Securities (18.0%, Due 10/08)	3,500	3,500
(Financial Services)	Common Stock (10 shares)	1,768	1,768

The Color Factory, Inc.	Loan (12.0%, Due 6/06)	15,377	6,952
(Consumer Products)	Preferred Stock (1,000 shares)	1,002	—
	Common Stock (980 shares)	6,535	—

Foresite Towers, LLC	Equity Interests	18,549	17,638
(Tower Leasing)

Global Communications, LLC	Loan (17.0%, Due 12/03)	2,350	2,350
(Business Services)	Debt Securities (12.9%, Due 9/02-9/05)	17,247	17,247
	Preferred Equity Interest	14,067	18,351
	Options	1,639	1,639

Gordian Group, Inc.	Loan (25.0%, Due 6/07-6/08)	9,382	9,382
(Business Services)	Common Stock (1,000 shares)	2,385	4,000

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

HealthASPex, Inc.	Preferred Stock (1,000,000 shares)	$700	$700
(Business Services)	Preferred Stock (1,451,380 shares)	4,900	2,650
	Common Stock (1,451,380 shares)	4	—

The Hillman Companies, Inc.(3)	Debt Securities (18.0%, Due 9/09)	43,965	43,965
(Consumer Products)	Common Stock (6,890,937 shares)	50,697	190,577

HMT, Inc.	Debt Securities (13.3%, Due 12/08)	9,186	9,186
(Energy Services)	Preferred Stock (554,052 shares)	2,303	2,303
	Common Stock (300,000 shares)	3,000	4,264
	Warrants	1,155	1,641

Housecall Medical Resources, Inc.	Loan (16.7%, Due 11/07 – 11/09)	15,242	15,242
(Healthcare Services)	Preferred Stock (3,890,344 shares)	3,889	3,889
	Common Stock (864,000 shares)	86	23,000

Jakel, Inc.	Loan (15.5%, Due 3/08)	2,062	2,062
(Industrial Products)	Debt Securities (15.5%, Due 3/08)	7,770	7,770
	Preferred Stock (6,460 shares)	6,460	4,069
	Common Stock (158,061 shares)	9,347	—
	Standby Letter of Credit ($2,952)

Litterer Beteiligungs-GmbH(4)	Debt Securities(5.0%, Due 3/07)	1,430	1,379
(Business Services)	Equity Interest	835	—

MVL Group, Inc.	Loan (12.1%, Due 10/07 – 7/09)	19,075	19,075
(Business Services)	Debt Securities (14.5%, Due 7/09)	16,787	16,787
	Common Stock (648,661 shares)	643	643

Powell Plant Farms, Inc.	Loan (15.0%, Due 1/05)	21,542	21,542
(Consumer Products)	Debt Securities (20.0%, Due 6/03)	19,224	11,692
	Preferred Stock (1,483 shares)	—	—
	Warrants	—	—

Redox Brands, Inc.	Loan (19.0%, Due 12/07)	3,127	3,127
(Consumer Products)	Debt Securities (16.0%, Due 3/08)	10,243	10,243
	Preferred Stock (2,404,086 shares)	6,965	6,965
	Warrants	584	584
	Guaranty ($125)

Staffing Partners Holding	Debt Securities (14.5%, Due 10/05)	5,794	5,794
Company, Inc.	Preferred Stock (414,600 shares)	4,968	2,018
(Business Services)	Common Stock (50,200 shares)	50	—
	Warrants	10	—

STS Operating, Inc.	Preferred Stock (5,769,424 shares)	6,473	6,473
(Industrial Products)	Common Stock (3,000,000 shares)	3,177	3,700
	Options	—	—

Sure-Tel, Inc.	Preferred Stock (1,000,000 shares)	1,000	1,000
(Consumer Services)	Common Stock (37,000 shares)	5,018	320

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Total companies more than 25% owned		$755,024	$900,317

Companies 5% to 25% Owned

Aspen Pet Products, Inc.	Loans (19.0%, Due 6/08)	$17,675	$17,675
(Consumer Products)	Preferred Stock (2,206 shares)	2,075	845
	Common Stock (1,400 shares)	140	—
	Warrants	—	—

Border Foods, Inc.	Loan (13.0%, Due 12/10)	3,000	3,000
(Consumer Products)	Debt Securities (13.0%, Due 12/10)	9,454	9,454
	Preferred Stock (50,919 shares)	2,000	2,000
	Common Stock (1,810 shares)	45	71
	Warrants	665	1,059

CBA-Mezzanine Capital Finance, LLC	Loan (19.0%, Due 4/05)	14,310	16,185
(Financial Services)

CorrFlex Graphics, LLC	Debt Securities (18.5%, Due 12/07)	12,699	12,699
(Business Services)	Warrants	—	18,411
	Options	—	1,589

The Debt Exchange Inc.	Preferred Stock (921,875 shares)	1,250	1,250
(Business Services)

EDM Consulting, LLC	Debt Securities (8.0%, Due 1/05)	1,802	218
(Business Services)	Equity Interests	250	—

International Fiber Corporation	Debt Securities (12.7%, Due 1/08)	22,828	22,828
(Industrial Products)	Common Stock (1,029,069 shares)	5,483	6,816
	Warrants	550	684

Liberty-Pittsburgh Systems, Inc.	Debt Securities (17.0%, Due 11/04)	3,384	2,454
(Business Services)	Common Stock (123,929 shares)	142	—

MasterPlan, Inc.	Loan (12.0%, Due on demand)	959	959
(Business Services)	Common Stock (1,350 shares)	42	200

MortgageRamp, Inc.	Common Stock (772,000 shares)	3,860	2,084
(Business Services)

Nobel Learning Communities,	Debt Securities (12.0%, Due 7/07)	9,838	9,838
Inc.(3)	Preferred Stock (1,214,356 shares)	2,764	2,764
(Education)	Warrants	575	166

Packaging Advantage Corporation	Debt Securities (12.0%, Due 4/08)	14,350	14,350
(Business Services)	Common Stock (232,168 shares)	2,386	1,069
	Warrants	963	431

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Professional Paint, Inc.	Loan (18.3%, Due 8/08)	$4,976	$4,976
(Consumer Products)	Debt Securities (18.3%, Due 8/08)	24,258	24,258
	Preferred Stock (15,000 shares)	22,156	22,156
	Common Stock (110,000 shares)	69	5,500

Progressive International	Debt Securities (16.0%, Due 6/06-12/06)	3,977	3,977
Corporation	Preferred Stock (500 shares)	500	707
(Consumer Products)	Common Stock (197 shares)	13	668
	Warrants	—	—

Sidarus Holdings, Inc.	Debt Securities (13.0%, Due 1/10)	4,978	4,978
(Business Services)	Preferred Stock (98,000 shares)	980	980
	Common Stock (492,941 shares)	20	896
	Warrants	—	5

Total Foam, Inc.	Debt Securities (12.0%, Due 6/96-1/99)	174	105
(Industrial Products)	Common Stock (164 shares)	10	—

Total companies 5% to 25% owned		$195,600	$218,305

Companies Less Than 5% Owned

Advantage Mayer, Inc.	Loan (15.4%, Due 12/04-12/08)	$8,223	$8,223
(Business Services)	Debt Securities (15.0%, Due 12/08)	10,649	10,649

Alderwoods Group, Inc.(3)	Common Stock (357,568 shares)	5,006	3,368
(Consumer Services)

American Barbecue & Grill, Inc.	Warrants	125	—
(Retail)

Aviation Technologies, Inc.	Loan (17.0%, Due 5/11)	20,213	20,213
(Industrial Products)

Benchmark Medical, Inc.	Debt Securities (14.0%, Due 12/08)	13,502	13,502
(Healthcare Services)	Warrants	18	38

Camden Partners Strategic Fund II, L.P.(5)	Limited Partnership Interest	2,919	2,958
(Private Equity Fund)

Catterton Partners V, L.P.(5)	Limited Partnership Interest	685	685
(Private Equity Fund)

Central Marketing, Inc.	Loan (10.0%, Due 12/11)	10,946	10,946
(Business Services)

Colibri Holding Corporation	Debt Securities (12.5%, Due 9/08)	3,500	3,500
(Consumer Products)	Preferred Stock (237 shares)	300	416
	Common Stock (3,362 shares)	1,250	679
	Warrants	290	158

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Community Education Centers, Inc.	Loan (15.0%, Due 12/10)	$14,888	$14,888
(Education Services)

Component Hardware Group, Inc.	Debt Securities (16.5%, Due 8/07)	11,809	11,809
(Industrial Products)	Preferred Stock (18,000 shares)	2,406	2,406
	Common Stock (2,000 shares)	200	750

Cooper Natural Resources, Inc.	Loan (17.0%, Due 6/04)	300	300
(Industrial Products)	Debt Securities (1.5%, Due 7/04)	2,000	2,000
	Preferred Stock (6,316 shares)	1,427	984
	Warrants	832	—

Coverall North America, Inc.	Loan (20.0%, Due 7/08)	14,402	14,402
(Business Services)	Debt Securities (20.0%, Due 7/08)	7,445	7,445

CTT Holdings	Loan (0%, Due 3/10)	1,250	1,250
(Consumer Products)

Drilltec Patents & Technologies	Loan (10.0%, Due 8/06)	10,918	—
Company, Inc.	Debt Securities (13.8%, Due 8/06)	1,500	—
(Energy Services)

eCentury Capital Partners, L.P.(5)	Limited Partnership Interest	3,750	552
(Private Equity Fund)

Elexis Beta GmbH(3)	Options	426	289
(Industrial Products)

Eparfin S.A.(3)	Loan (6.0%, Due 12/02)	29	29
(Consumer Products)

E-Talk Corporation	Preferred Stock (133 shares)	10,009	—
(Business Services)	Common Stock (8,656 shares)	—	—

Executive Greetings, Inc.	Debt Securities (14.0%, Due 10/09)	18,830	50
(Business Services)	Warrants	360	—

Fairchild Industrial Products	Loan (5.8%, Due 1/03)	7,166	7,166
Company	Debt Securities (13.0%, Due 10/03)	5,954	3,534
(Industrial Products)	Warrants	280	—

Frozen Specialties, Inc.	Debt Securities (16.0%, Due 5/08)	10,240	10,240
(Consumer Products)	Warrants	435	435

Galaxy American	Loan (10.0%, Due 8/04)	995	995
Communications, LLC (Broadcasting & Cable)	Debt Securities (16.0%, Due 10/04- 10/08)	49,703	11,717

Garden Ridge Corporation (Retail)	Debt Securities (12.9%, Due 12/05- 12/07)	27,271	20,323
	Preferred Stock (1,130 shares)	1,130	—
	Common Stock (847,800 shares)	613	—

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Geotrace Technologies, Inc.	Debt Securities (12.0%, Due 6/09)	$15,982	$15,982
(Energy Services)	Warrants	2,350	2,350

Gibson Guitar Corporation	Warrants	525	1,264
(Consumer Products)

Ginsey Industries, Inc.	Loans (12.5%, Due 3/06)	5,000	5,000
(Consumer Products)	Convertible Debentures (12.5%, Due 3/06)	500	635
	Warrants	—	1,440

Grant Broadcasting Systems II	Warrants	87	2,750
(Broadcasting & Cable)

Griffith Energy, Inc.	Loan (16.3%, Due 3/11)	16,419	16,419
(Energy Services)

Grotech Partners, VI, L.P.(5)	Limited Partnership Interest	3,599	2,241
(Private Equity Fund)

The Hartz Mountain Corporation	Debt Securities (13.0%, Due 6/08)	27,927	27,927
(Consumer Products)	Common Stock (200,000 shares)	2,000	899
	Warrants	2,613	1,174

Haven Eldercare of New England, LLC	Loans (9.3%, Due 10/05)	46,403	47,953
(Healthcare Services)

HealthMarket, Inc.	Debt Securities (12.0%, Due 3/08)	9,788	9,788
(Health Insurance)	Warrants	439	439

Hotelevision, Inc.	Common Stock (315 shares)	315	—
(Broadcasting & Cable)

Icon International, Inc.	Common Stock (25,707 shares)	76	—
(Business Services)

Impact Innovations Group, LLC	Debt Securities (15.0%, Due 12/05)	7,278	50
(Business Services)	Warrants	1,674	—

Insight Pharmaceuticals Corporation	Loan (16.0%, Due 9/08)	10,087	10,087
(Consumer Products)

Intellirisk Management Corporation	Loan (12.0%, Due 4/06)	24,256	24,256
(Business Services)

Interline Brands, Inc.	Preferred Stock (199,313 shares)	1,849	1,849
(Business Services)	Common Stock (15,615 shares)	139	—
	Warrants	1,181	—

JRI Industries, Inc.	Debt Securities (14.5%, Due 12/04)	1,554	1,554
(Industrial Products)	Warrants	74	39

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Julius Koch USA, Inc.	Loan (15.0%, Due 10/09)	$500	$500
(Industrial Products)

Kirker Enterprises, Inc.	Equity Interest	4	4
(Industrial Products)	Warrants	348	2,896

Logic Bay Corporation	Common Stock (1,437,420 shares)	5,000	—
(Business Services)

Love Funding Corporation	Preferred Stock (26,000 shares)	359	359
(Financial Services)

Matrics, Inc.	Preferred Stock (511,876 shares)	500	876
(Industrial Products)	Warrants	—	—

MedAssets, Inc.	Debt Securities (19.5%, Due 11/07)	16,965	16,965
(Business Services)	Preferred Stock (237,514 shares)	2,049	2,049
	Warrants	136	—

Mercury Air Group, Inc.(3)	Debt Securities (12.0%, Due 12/05)	23,838	23,838
(Business Services)	Warrants	427	162

Mid-Atlantic Venture Fund IV, L.P. (5)	Limited Partnership Interest	4,725	2,342
(Private Equity Fund)

Midview Associates, L.P.	Warrants	—	—
(Housing)

Mogas Energy, LLC	Debt Securities (9.5%, Due 3/12 – 4/12)	16,734	16,734
(Energy Services)	Warrants	1,774	2,049

Norstan Apparel Shops, Inc.	Debt Securities (13.6%, Due 9/08)	11,872	10,339
(Retail)	Common Stock (29,662 shares)	4,750	—
	Warrants	655	—

Northeast Broadcasting Group, L.P.	Debt Securities (14.5%, Due 8/06)	213	213
(Broadcasting & Cable)

Novak Biddle Venture Partners III, L.P.(5)	Limited Partnership Interest	1,200	914
(Private Equity Fund)

Nursefinders, Inc.	Debt Securities (12.0%, Due 1/08)	11,324	11,324
(Healthcare Services)	Warrants	900	676

Oahu Waste Services, Inc.	Debt Securities (12.0%, Due 9/08)	8,459	8,459
(Business Services)	Stock Appreciation Rights	239	295

Onyx Television GmbH(4)	Preferred Units	201	—
(Broadcasting & Cable)

Opinion Research Corporation(3)	Debt Securities (12.5%, Due 5/07)	14,401	14,401
(Business Services)	Warrants	996	940

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Oriental Trading Company, Inc.	Common Stock (13,820 shares)	$1,500	$4,500
(Consumer Products)

Polaris Pool Systems, Inc.	Debt Securities (12.0%, Due 9/07)	11,020	11,020
(Consumer Products)	Warrants	1,145	1,145

Prosperco Finanz Holding AG(4) (Financial Services)	Convertible Debentures (11.7%, Due 7/03-8/08)	8,268	50
	Common Stock (1,528 shares)	1,059	—
	Warrants	—	—

RadioVisa Corporation	Loan (15.5%, Due 12/08)	24,875	24,875
(Broadcasting & Cable)

Resun Leasing, Inc.	Loan (15.5%, Due 11/07)	30,000	30,000
(Business Services)

S.B. Restaurant Company	Debt Securities (15.0%, Due 11/08)	4,369	4,369
(Retail)	Warrants	619	619

SBBUT, LLC	Equity Interests	500	500
(Consumer Products)	Warrants	54	54

SmartMail, LLC	Loan (7.8%, Due 12/05)	3,745	3,745
(Business Services)	Debt Securities (14.0%, Due 6/08)	4,519	4,519
	Equity Interests	1,070	1,070
	Warrants	3	3

Soff-Cut Holdings, Inc.	Debt Securities (20.0%, Due 6/07)	10,023	10,023
(Industrial Products)	Preferred Stock (300 shares)	300	294
	Common Stock (2,000 shares)	200	—

SPP Mezzanine Fund, L.P.(5)	Limited Partnership Interest	198	198
(Private Equity Fund)

Startec Global Communications	Loan (12.0%, Due 12/02)	25,715	22,170
Corporation(3)	Debt Securities (15.0%, Due 7/05)	20,670	—
(Telecommunications)

SunStates Refrigerated Services,	Loans (8.7%, Due 9/97-1/05)	4,517	1,242
Inc.	Debt Securities (10.0%, Due 1/03)	2,445	—
(Warehouse Facilities)

Sydran Food Services II, L.P.	Debt Securities (25.0%, Due 12/08)	12,973	50
(Retail)	Equity Interests	3,747	—
	Warrants	162	—

United Pet Group, Inc.	Debt Securities (12.0%, Due 7/07-2/10)	9,191	9,191
(Consumer Products)	Warrants	85	1,199

United Site Services, Inc.	Loan (16.0%, Due 12/10)	15,183	15,183
(Business Services)

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

Private Finance		December 31, 2003
Portfolio Company
(in thousands, except number of shares)	Investment(1)(2)	Cost	Value

Updata Venture Partners II, L.P.(5)	Limited Partnership Interest	$2,305	$2,404
(Private Equity Fund)

U.S. Security Holdings, Inc.	Debt Securities (12.2%, Due 12/09)	24,226	24,226
(Business Services)	Warrants	826	2,000

Venturehouse-Cibernet Investors, LLC	Equity Interest	34	34
(Business Services)

Venturehouse Group, LLC(5)	Equity Interest	1,000	283
(Private Equity Fund)

VICORP Restaurants, Inc.	Debt Securities (16.0%, Due 12/09)	24,079	24,079
(Retail)	Warrants	33	33

Walker Investment Fund II, LLLP(5)	Limited Partnership Interest	1,246	341
(Private Equity Fund)

Wear Me Apparel Corporation	Debt Securities (15.0%, Due 12/10)	48,596	48,596
(Consumer Products)	Warrants	1,219	1,219

Weston Solutions, Inc.	Loan (17.3%, Due 6/10)	12,194	12,194
(Business Services)

Wilshire Restaurant Group, Inc.	Debt Securities (18.0%, Due 6/07)	17,221	16,532
(Retail)	Warrants	735	—

Wilton Industries, Inc.	Loan (19.3%, Due 6/08)	9,600	9,600
(Consumer Products)

Woodstream Corporation	Loan (14.0%, Due 11/10)	251	251
(Consumer Products)	Debt Securities (14.0%, Due 11/10)	16,522	16,522
	Common Stock (180 shares)	1,800	1,800
	Warrants	587	587

Total companies less than 5% owned		$955,507	$784,050

Total private finance (122 portfolio companies)		$1,906,131	$1,902,672

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

			December 31, 2003
	Stated
	Interest	Face	Cost	Value

Commercial Real Estate Finance (in thousands)
Commercial Mortgage-Backed Securities
Mortgage Capital Funding, Series 1998-MC3	5.5%	$52,691	$34,126	$31,732
Morgan Stanley Capital I, Series 1999-RM1	6.4%	28,517	9,643	9,643
COMM 1999-1	5.7%	56,005	26,855	26,855
Morgan Stanley Capital I, Series 1999-FNV1	6.1%	24,659	14,005	10,119
DLJ Commercial Mortgage Trust 1999-CG2	6.1%	42,224	13,674	13,674
Commercial Mortgage Acceptance Corp., Series 1999-C1	6.8%	18,346	4,967	6,832
LB Commercial Mortgage Trust, Series 1999-C2	6.7%	11,603	1,733	1,766
Chase Commercial Mortgage Securities Corp., Series 1999-2	6.5%	20,545	5,314	6,606
FUNB CMT, Series 1999-C4	6.5%	20,716	7,741	7,135
Heller Financial, HFCMC Series 2000 PH-1	6.6%	23,738	8,714	8,555
SBMS VII, Inc., Series 2000-NL1	7.2%	8,139	4,505	3,884
DLJ Commercial Mortgage Trust, Series 2000-CF1	7.0%	24,019	9,524	10,516
Deutsche Bank Alex. Brown, Series Comm 2000-C1	6.9%	17,624	4,762	3,061
LB-UBS Commercial Mortgage Trust, Series 2000-C4	6.9%	16,665	3,786	5,027
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CK1	5.9%	16,758	4,072	4,072
JP Morgan-CIBC-Deutsche 2001	5.8%	24,758	6,796	6,796
Lehman Brothers-UBS Warburg 2001-C2	6.4%	23,085	6,547	6,547
SBMS VII, Inc., Series 2001-C1	6.1%	19,776	5,594	3,105
GE Capital Commercial Mortgage Securities Corp., Series 2001-2	6.1%	21,178	6,425	6,425
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-CKN5	5.2%	20,347	5,214	5,214
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-C1	5.6%	24,493	5,782	5,782
SBMS VII, Inc., Series 2001-C2	6.2%	21,619	5,820	5,820
FUNB CMT, Series 2002-C1	6.0%	25,416	10,070	7,991
GE Capital Commercial Mortgage Corp., Series 2002-1	6.2%	40,325	17,434	19,089
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2	5.8%	27,926	10,855	11,109
GE Capital Commercial Mortgage Corp., Series 2002-3	5.1%	38,047	13,328	13,492
Morgan Stanley Dean Witter Capital I Trust 2002-IQ3	6.0%	15,919	3,819	3,819
LB-UBS Commercial Mortgage Trust 2003-C1	4.6%	37,896	12,272	12,267
GS Mortgage Securities Corporation II Series 2003-C1	4.7%	26,189	9,059	9,059
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1	4.9%	2,947	2,294	2,306
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-CK2	4.9%	56,680	27,980	28,250
COMM 2003-LNB1	4.4%	24,324	5,706	5,706
Wachovia Bank Commercial Mortgage Trust, Series 2003-C5	4.3%	48,202	17,577	17,385
GE Commercial Mortgage Corporation, Series 2003-C2	5.1%	9,389	7,497	7,692
GMAC Commercial Mortgage Securities, Inc., Series 2003-C2	5.5%	59,441	27,455	28,087
GMAC Commercial Mortgage Securities, Inc., Series 2003-C3	5.3%	6,535	5,424	5,513
LB-UBS Commercial Mortgage Trust 2003-C8	5.4%	12,999	10,331	10,615
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9	5.3%	46,793	22,406	22,433

Total commercial mortgage-backed securities (38 issuances)		$1,016,533	$399,106	$393,979

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

	December 31, 2003

	Cost	Value

Commercial Real Estate Finance (in thousands, except number of loans)
Collateralized Debt Obligations
Crest 2001-1, Ltd.(4)	$22,724	$22,724
Crest 2002-1, Ltd.(4)	23,614	23,614
Crest 2002-IG, Ltd.(4)	4,553	4,553
Crest Clarendon Street 2002-1, Ltd.(4)	1,005	1,005
Crest 2003-1, Ltd.(4)	107,460	107,188
Crest 2003-2, Ltd.(4)	25,542	25,542
TIAA Real Estate CDO 2003-1, Ltd.(4)	1,926	1,931

Total collateralized debt obligations	$186,824	$186,557

	Interest	Number of
	Rate Ranges	Loans

Commercial Mortgage Loans
	Up to 6.99%	15	$13,431	$14,457
	7.00%–8.99%	11	22,514	21,626
	9.00%–10.99%	7	32,040	31,519
	11.00%–12.99%	8	12,166	10,191
	13.00%–14.99%	3	3,566	2,136
	15.00% and above	2	3,710	3,710

Total commercial mortgage loans		46	$87,427	$83,639

Real Estate Owned			15,931	12,856

Equity Interests (Guarantees — $2,731)			5,641	4,896

Total commercial real estate finance			$694,929	$681,927

Total portfolio			$2,601,060	$2,584,599

(1)	Interest rates represent the weighted average annual stated interest rate on loans and debt securities, which are presented by nature of indebtedness for a single issuer. The maturity dates represent the earliest and the latest maturity dates.
(2)	Common stock, preferred stock, warrants, options, and equity interests are generally non-income producing and restricted.
(3)	Public company.
(4)	Non-U.S. company or principal place of business outside the U.S.
(5)	Non-registered investment company.

The accompanying notes are an integral part of these consolidated financial statements.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 1. Organization

      Allied Capital Corporation, a Maryland corporation, is a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (“1940 Act”). Allied Capital Corporation (“ACC”) has a subsidiary that has also elected to be regulated as a BDC, Allied Investment Corporation (“Allied Investment”), which is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). In addition, ACC has a real estate investment trust subsidiary, Allied Capital REIT, Inc. (“Allied REIT”), and several subsidiaries which are single member limited liability companies established primarily to hold real estate properties. ACC also has a subsidiary, A.C. Corporation (“AC Corp”), that provides diligence and structuring services on private finance and commercial real estate finance transactions, as well as structuring, transaction, management and advisory services to the Company, its portfolio companies and other third parties.

      Allied Capital Corporation and its subsidiaries, collectively, are referred to as the “Company.”

      In accordance with specific rules prescribed for investment companies, subsidiaries hold investments on behalf of the Company or provide substantial services to the Company. Portfolio investments are held for purposes of deriving investment income and future capital gains. The Company consolidates the results of its subsidiaries for financial reporting purposes. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

      The investment objective of the Company is to achieve current income and capital gains. In order to achieve this objective, the Company invests in companies in a variety of industries, non-investment grade commercial mortgage-backed securities (“CMBS”) and collateralized debt obligation bonds and preferred shares (“CDOs”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

      The consolidated financial statements include the accounts of ACC and its subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. Certain reclassifications have been made to the 2003, 2002 and 2001 balances to conform with the 2004 financial statement presentation.

      The accompanying unaudited consolidated financial statements of the Company as of June 30, 2004, and for the six months ended June 30, 2004 and 2003, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete consolidated financial statements. In the opinion of management, the unaudited consolidated financial results of the Company included herein contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company as of June 30, 2004, and the results of operations, changes in net assets and cash flows for the six months

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

ended June 30, 2004 and 2003. The results of operations for the six months ended June 30, 2004, are not necessarily indicative of the operating results to be expected for the full year.

      During 2002, the Company revised its financial statement presentation to provide additional detail for the private finance portfolio and the interest and related portfolio income and net realized gains (losses) by presenting these balances in the three categories described below. The 2001 financial statements have been revised to conform to the 2003 and 2002 presentation.

      The private finance portfolio and the interest and related portfolio income and net realized gains (losses) on the private finance portfolio are presented in three categories: companies more than 25% owned, which represent portfolio companies where the Company directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by the Company under the 1940 Act; companies owned 5% to 25%, which represent portfolio companies where the Company directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company or where the Company holds one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where the Company directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where the Company has no other affiliations with such portfolio company. The interest and related portfolio income and net realized gains (losses) from the commercial real estate finance portfolio and other sources are included in the companies less than 5% owned category on the consolidated statement of operations.

Valuation of Portfolio Investments

      The Company, as a BDC, invests in illiquid securities including debt and equity securities of companies, non-investment grade CMBS, and the bonds and preferred shares of CDOs. The Company’s investments are generally subject to restrictions on resale and generally have no established trading market. The Company values substantially all of its investments at fair value as determined in good faith by the Board of Directors in accordance with the Company’s valuation policy. The Company determines fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests. The Company’s valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio. The Company will record unrealized depreciation on investments when it believes that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when the enterprise value of the portfolio company does not currently support the cost of the Company’s debt or equity investments. Enterprise value means the entire value of the company to a potential buyer, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

Company will record unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, the Company’s equity security has also appreciated in value. The value of investments in publicly traded securities is determined using quoted market prices discounted for restrictions on resale, if any.

Loans and Debt Securities

      For loans and debt securities, fair value generally approximates cost unless the borrower’s enterprise value, overall financial condition or other factors lead to a determination of fair value at a different amount.

      When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”), the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities.

      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. Interest on loans and debt securities is not accrued if the Company has doubt about interest collection. Loans in workout status that are classified as Grade 4 or 5 assets under the Company’s internal grading system do not accrue interest. In addition, interest may not accrue on loans or debt securities to portfolio companies that are more than 50% owned by the Company depending on such company’s working capital needs. Loan origination fees, original issue discount, and market discount are capitalized and then amortized into interest income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income and any unamortized original issue discount or market discount is recorded as a realized gain. Prepayment premiums are recorded on loans and debt securities when received.

      The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, divided by (b) total loans and debt securities at value. The weighted average yield is computed as of the balance sheet date.

Equity Securities

      The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined equity values are generally discounted to account for restrictions on resale and minority ownership positions.

      The value of the Company’s equity interests in public companies for which market quotations are readily available is based on the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

      Dividend income is recorded on preferred equity securities on an accrual basis to the extent that such amounts are expected to be collected, and on common equity securities on the record date for private companies or on the ex-dividend date for publicly traded companies.

Commercial Mortgage-Backed Securities (“CMBS”) and Collateralized Debt Obligations (“CDO”)

      CMBS bonds and CDO bonds and preferred shares are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar CMBS bonds and CDO bonds and preferred shares. The Company recognizes unrealized appreciation or depreciation on its CMBS bonds and CDO bonds and preferred shares as comparable yields in the market change and/or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool.

      The Company recognizes income from the amortization of original issue discount using the effective interest method, using the anticipated yield over the projected life of the investment. Yields are revised when there are changes in actual and estimated prepayment speeds or actual and estimated credit losses. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the CMBS bonds and CDO bonds and preferred shares from the date the estimated yield is changed.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

      Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the year, net of recoveries. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

Fee Income

      Fee income includes fees for guarantees and services rendered by the Company to portfolio companies and other third parties such as diligence, structuring, transaction services, management services, and other advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Management and other advisory services fees are generally recognized as income as the services are rendered.

Guarantees

      The Company accounts for guarantees under FASB Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”). In accordance with the Interpretation, guarantees meeting the characteristics described in the Interpretation, and issued or modified after December 31, 2002, are recognized at fair value. However, certain guarantees are excluded from the initial recognition provisions of the Interpretation. See Note 5 for disclosures related to the Company’s guarantees.

Financing Costs

      Debt financing costs are based on actual costs incurred in obtaining debt financing and are deferred and amortized as part of interest expense over the term of the related debt instrument. Costs associated with the issuance of common stock, such as underwriting, accounting and legal fees, and printing costs are recorded as a reduction to the proceeds from the sale of common stock.

Cash and Cash Equivalents

      Cash and cash equivalents include cash in banks and all highly liquid investments with original maturities of three months or less.

Dividends to Shareholders

      Dividends to shareholders are recorded on the record date.

Stock Compensation Plans

      The Company has a stock-based employee compensation plan, which is described more fully in Note 10. The Company accounts for this plan under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No stock-based employee compensation cost is reflected in net increase in net assets resulting from operations, as all options granted under this plan had an exercise price equal to the market value of the underlying common stock on the date of grant. The following table illustrates the effect on net increase in net assets resulting from operations and earnings per share if the Company had applied the fair value

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based employee compensation for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002 and 2001.

	For the Six
	Months Ended
	June 30,

	2004	2003	2003	2002	2001
(in thousands, except per share amounts)

	(unaudited)
Net increase in net assets resulting from operations as reported	$115,650	$79,813	$192,011	$228,291	$200,727
Less total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(10,596)	(8,078)	(12,294)	(6,863)	(7,207)

Pro forma net increase in net assets resulting from operations	105,054	71,735	179,717	221,428	193,520
Less preferred stock dividends	(52)	(110)	(210)	(230)	(230)

Pro forma net income available to common shareholders	$105,002	$71,625	$179,507	$221,198	$193,290

Basic earnings per common share:
As reported	$0.90	$0.71	$1.64	$2.23	$2.19
Pro forma	$0.82	$0.64	$1.54	$2.17	$2.11
Diluted earnings per common share:
As reported	$0.88	$0.71	$1.62	$2.20	$2.16
Pro forma	$0.80	$0.64	$1.52	$2.14	$2.08

      Pro forma expenses are based on the underlying value of the options granted by the Company. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model and expensed over the vesting period. The following weighted average assumptions were used to calculate the fair value of options granted

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

during the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001:

	For the Six
	Months Ended
	June 30,

	2004	2003	2003	2002	2001

	(unaudited)
Risk-free interest rate	2.9%	2.6%	2.8%	3.2%	4.0%
Expected life	5.0	5.0	5.0	5.0	5.0
Expected volatility	37.0%	38.8%	38.4%	39.7%	33.0%
Dividend yield	8.8%	8.9%	8.9%	8.5%	8.0%
Weighted average fair value per option	$4.19	$3.31	$3.47	$3.78	$3.24

Federal and State Income Taxes

      The Company intends to comply with the requirements of the Internal Revenue Code (“Code”) that are applicable to regulated investment companies (“RIC”) and real estate investment trusts (“REIT”). The Company and its subsidiaries that qualify as a RIC or a REIT intend to annually distribute or retain through a deemed distribution all of their taxable income to shareholders; therefore, the Company has made no provision for income taxes for these entities. AC Corp is a corporation subject to federal and state income taxes and records a benefit or expense for income taxes as appropriate.

Per Share Information

      Basic earnings per common share is calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per common share reflects the potential dilution that could occur if options to issue common stock were exercised into common stock. Earnings per share is computed after subtracting dividends on preferred shares.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

      The consolidated financial statements include portfolio investments at value of $2.8 billion, $2.6 billion and $2.5 billion at June 30, 2004, and December 31, 2003 and 2002, respectively. At June 30, 2004, and December 31, 2003 and 2002, 87%, 85% and 88%, respectively, of the Company’s total assets represented investments whose fair values

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 2. Summary of Significant Accounting Policies, continued

have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

New Accounting Pronouncements

      In November 2002, the FASB issued Interpretation No. 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (the “Interpretation”) which expands on the accounting guidance of Statements No. 5, 57 and 107 and incorporates without change the provisions of FASB Interpretation No. 34, which is being superceded. The Interpretation significantly changed the current practice in the accounting for and disclosure of guarantees. Guarantees meeting the characteristics described in the Interpretation are to be recognized at fair value and significant disclosure rules have been implemented even if the likelihood of the guarantor making payments is remote. The disclosure requirements were effective for financial statements of interim or annual periods ending after December 15, 2002, while the initial measurement provisions were applicable on a prospective basis to guarantees issued or modified after December 31, 2002. Certain guarantees are excluded from the initial recognition provisions of the Interpretation, however specific disclosures are still required. The Company applied the initial recognition and measurement provisions for guarantees issued beginning in the first quarter of 2003 and there was no material effect on the Company’s financial position or its results of operations. See Note 5 for the disclosures related to the Company’s guarantees.

      In January 2003, the FASB issued Interpretation No. 46 (“FIN 46”), Consolidation of Variable Interest Entities, which provides new guidance on the consolidation of certain entities defined as variable interest entities. FIN 46 specifies that any enterprise subject to SEC Regulation S-X Rule 6-03(c)(1) shall not consolidate any entity that is not also subject to the same rule. The Company is subject to Rule 6-03(c)(1), therefore FIN 46 does not apply to its portfolio investments. The Company has adopted FIN 46 and the adoption had no effect on the Company’s financial position or results of operations.

      In May 2003, the FASB issued Statement No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, which provides guidance on how an entity classifies and measures such instruments. This statement was effective for financial instruments entered into or modified after May 31, 2003, and otherwise was effective at the beginning of the first interim period beginning after June 15, 2003. The statement requires cumulative effect transition for financial instruments existing at adoption date. The Company has adopted this statement as discussed in Note 6 and this adoption did not have a significant effect on the Company’s financial position or its results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio

Private Finance

      At June 30, 2004, and December 31, 2003 and 2002, the private finance portfolio consisted of the following:

	2004			2003			2002

	Cost	Value	Yield(1)	Cost	Value	Yield(1)	Cost	Value	Yield(1)
($ in thousands)

	(unaudited)
Loans and debt securities	$1,463,628	$1,278,076	14.6%	$1,406,052	$1,214,886	15.0%	$1,272,401	$1,151,256	14.4%
Equity interests	606,692	634,390		500,079	687,786		438,501	591,959

Total	$2,070,320	$1,912,466		$1,906,131	$1,902,672		$1,710,902	$1,743,215

(1)	The weighted average yield on loans and debt securities is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing loans and debt securities, divided by (b) total loans and debt securities at value. At June 30, 2004, and December 31, 2003, the cost and value of loans and debt securities include the Class A equity interests in BLX and the guaranteed dividend yield on these equity interests is included in interest income. The weighted average yield is computed as of the balance sheet date.

     Private finance investment activity principally involves providing financing through privately negotiated long-term debt and equity investments. Private finance investments are generally issued by private companies and are generally illiquid and subject to restrictions on resale or transferability. Private finance investments are generally structured as loans and debt securities that carry a relatively high fixed rate of interest, which may be combined with equity features, such as conversion privileges, or warrants or options to purchase a portion of the portfolio company’s equity at a pre-determined strike price, which is generally a nominal price for warrants or options in a private company. The annual stated interest rate is only one factor in pricing the investment relative to our rights and priority in the portfolio company’s capital structure, and will vary depending on many factors, including if the Company has received nominal cost equity or other components of investment return, such as loan origination fees or market discount. The stated interest rate may include some component of contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity. At June 30, 2004, and December 31, 2003 and 2002, approximately 99%, 97% and 95%, respectively, of the Company’s loans and debt securities had fixed interest rates.

      Loans and debt securities generally have a maturity of five to ten years, with interest-only payments in the early years and payments of both principal and interest in the later years, although debt maturities and principal amortization schedules vary.

      Equity interests consist primarily of securities issued by private companies and may be subject to restrictions on their resale and are generally illiquid. Equity securities generally do not produce a current return, but are held in anticipation of investment appreciation and ultimate gain on sale.

      The Company’s most significant investments at June 30, 2004, were in Business Loan Express, LLC and Advantage Sales & Marketing, Inc. The Company’s most significant investments at December 31, 2003 and 2002, were in Business Loan Express, LLC and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

The Hillman Companies, Inc. The Company’s investment in Hillman Companies, Inc. was sold on March 31, 2004.

      At June 30, 2004, and December 31, 2003 and 2002, the Company had an investment at value totaling $352.8 million, $342.2 million and $256.8 million, respectively, in Business Loan Express, LLC (“BLX”), a small business lender that participates in the U.S. Small Business Administration’s 7(a) Guaranteed Loan Program. At June 30, 2004, and December 31, 2003, the Company owned 94.9% of the voting Class C equity interests. BLX has an equity appreciation rights plan for management which will dilute the value available to the Class C equity interest holders. BLX is headquartered in New York, NY.

      During the three months ended June 30, 2004, the Company provided BLX a new $20 million revolving credit facility for working capital. At June 30, 2004, BLX had outstanding borrowings of $10 million on the facility. This $10 million was repaid by BLX after the end of the second quarter, and there are currently no amounts outstanding under this facility.

      During the first quarter of 2003, the Company invested $50 million in BLX in the form of a $25 million short-term line of credit and $25 million of preferred equity in connection with BLX’s acquisition of $128 million in assets from Amresco Independence Funding, Inc. As of December 31, 2003, the $25 million short-term line of credit had been fully repaid to the Company. BLX also completed its corporate reorganization to a limited liability company during the first quarter of 2003 by merging BLX, Inc. into BLX, LLC. Prior to this transaction, BLX converted $43 million of the Company’s subordinated debt to preferred stock in BLX, Inc., which was exchanged upon the merger for Class A equity interests of BLX, LLC. In addition, as part of the merger, the Company exchanged its existing preferred stock and common equity investments in BLX, Inc. for similar classes of members’ equity in BLX, LLC represented by Class B and Class C equity interests, respectively.

      As a limited liability company, BLX’s taxable income flows through directly to its members. BLX’s annual taxable income generally differs from its book income for the fiscal year due to temporary and permanent differences in the recognition of income and expenses. The Company holds all of BLX’s Class A and Class B interests, and 94.9% of the Class C interests. BLX’s taxable income is first allocated to the Class A interests to the extent that dividends are paid in cash or in kind on such interests, with the remainder being allocated to the Class B and Class C interests. BLX declares dividends on its Class B interests based on an estimate of its annual taxable income allocable to such interests.

      BLX paid dividends to the Company in cash or in kind on the Class A interests totaling $6.1 million, $4.6 million and $10.4 million for the six months ended June 30, 2004 and 2003, and the year ended December 31, 2003, respectively. For the six months ended June 30, 2004 and 2003, and the year ended December 31, 2003, total dividends on the Class A interests included paid in kind dividends of $3.0 million, $2.2 million and $5.0 million, respectively. The guaranteed dividend yield on these equity interests is

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

included in interest income. In addition, BLX paid dividends to the Company on the Class B interests totaling $4.8 million, $2.0 million and $7.8 million for the six months ended June 30, 2004 and 2003, and the year ended December 31, 2003, respectively. These dividends were paid to the Company through the issuance of additional Class B equity interests. The Class B dividends are included in dividend income. Net change in unrealized appreciation or depreciation for the six months ended June 30, 2004, includes $9.3 million of unrealized depreciation related to BLX, and net change in unrealized appreciation or depreciation for the six months ended June 30, 2003, and for the years ended December 31, 2003, 2002 and 2001, include $56.7 million, $51.7 million, $19.9 million and $15.5 million of unrealized appreciation related to BLX.

      At the time of the corporate reorganization of BLX, Inc. from a C corporation to a limited liability company in 2003, for tax purposes BLX had a “built-in gain” representing the aggregate fair market value of its assets in excess of the tax basis of its assets. As a regulated investment company, the Company will be subject to special built-in gain rules on the assets of BLX. Under these rules, taxes will be payable by the Company at the time and to the extent that the built-in gains on BLX’s assets at the date of reorganization are recognized in a taxable disposition of such assets in the 10-year period following the date of the reorganization. At such time, the built-in gains realized upon the disposition of these assets will be included in the Company’s taxable income, net of the corporate level taxes paid by the Company on the built-in gains. However, if these assets are disposed of after the 10-year period, there will be no corporate level taxes on these built-in gains.

      While the Company has no obligation to pay the built-in gains tax until these assets are disposed of in the future, it may be necessary to record a liability for these taxes in the future should the Company intend to sell the assets of BLX within the 10-year period. The Company estimates that its future tax liability resulting from the built-in gains at the date of BLX’s reorganization may total up to $40 million. At June 30, 2004, and December 31, 2003, the Company considered the increase in fair value of its investment in BLX due to BLX’s tax attributes as an LLC and has also considered the reduction in fair value of its investment due to these estimated built-in gain taxes in determining the fair value of its investment in BLX.

      As the controlling equity owner of BLX, the Company has provided an unconditional guaranty to the BLX credit facility lenders in an amount up to 50% of the total obligations (consisting of principal, letters of credit issued under the facility, accrued interest, and other fees) on BLX’s three-year unsecured $275.0 million revolving credit facility, which includes a sub-facility for the issuance of letters of credit for up to a total of $50.0 million. The facility matures in January 2007. The amount guaranteed by the Company at June 30, 2004, was $86.6 million. This guaranty can be called by the lenders only in the event of a default by BLX. BLX was in compliance with the terms of its credit facility at June 30, 2004. At June 30, 2004, the Company had also provided four standby letters of credit totaling $35.6 million in connection with four term securitization transactions completed by BLX. In consideration for providing the guaranty and the standby letters of credit, BLX paid the Company fees of $2.8 million, $1.9 million, $4.1 million, $3.1 million and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

$2.3 million for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, respectively.

      On June 30, 2004, the Company completed the purchase of a majority ownership stake in the business of Advantage Sales & Marketing, Inc. (“Advantage”). At June 30, 2004, the Company’s investment totaled $257.2 million at cost and value. At the closing of the transaction, the Company invested $90.2 million in loans and subordinated debt and $73.5 million in common stock. In addition, prior to completing the purchase, the Company had invested $93.7 million in subordinated debt in certain predecessor companies of Advantage, of which $45.5 million was invested during the second quarter of 2004. This existing debt was exchanged for new subordinated debt in Advantage as part of the transaction. Advantage is a leading sales and marketing agency providing outsourced sales, merchandising, and marketing services to the consumer packaged goods industry. Advantage has offices across the country and is headquartered in Irvine, CA.

      At December 31, 2003 and 2002, the Company had an investment in The Hillman Companies, Inc. (“Hillman”) totaling $234.5 million and $180.5 million at value, respectively. On March 31, 2004, the Company sold Hillman for a total transaction value of $510 million, including the repayment of outstanding debt and adding the value of Hillman’s outstanding trust preferred shares. The Company was repaid its existing $44.6 million in outstanding mezzanine debt. Total consideration to the Company from the sale at closing, including the repayment of debt, was $244.3 million, which included net cash proceeds of $196.8 million and the receipt of a new subordinated debt instrument of $47.5 million. For the six months ended June 30, 2004, the Company realized a gain of $150.2 million on the transaction, including a gain of $1.2 million realized during the second quarter of 2004, resulting from post-closing adjustments, which provided additional cash consideration to the Company in the same amount. The sale of Hillman is subject to certain other post-closing adjustments. During the second quarter of 2004, the Company sold a $5.0 million participation in its subordinated debt in Hillman to a third party, which reduced the Company’s investment, and no gain or loss resulted from the transaction.

      Total interest and related portfolio income earned from the Company’s investments in BLX, Advantage and Hillman for the six months ended June 30, 2004, was $22.9 million, $3.0 million and $3.3 million, respectively. Total interest and related portfolio income earned from the Company’s investments in BLX and Hillman for the six months ended June 30, 2003, were $22.7 million and $4.8 million, respectively.

      Total interest and related portfolio income earned from BLX for the years ended December 31, 2003, 2002, and 2001, was $46.7 million, $40.2 million, and $33.1 million, respectively. Total interest and related portfolio income earned from Hillman for the years ended December 31, 2003, 2002, and 2001, was $9.7 million, $9.3 million, and $6.5 million, respectively.

      Investing activities in portfolio companies more than 25% owned during the six months ended June 30, 2004, also included an $82.7 million debt and equity investment, including closing costs, to purchase a majority ownership stake in Mercury Air Centers,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

Inc.; a $6.6 million debt and equity investment, including closing costs, to purchase Legacy Partners Group, LLC; an equity investment of $7.5 million and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC; and an exchange of existing debt securities, along with accrued and unpaid interest thereon, with a total cost basis of $49.8 million for $12.5 million of new debt and a 68.5% common stock interest in Startec Global Communications Corporation (“Startec”) upon its emergence from bankruptcy in May 2004. The Company also provided a $2.2 million term loan to Startec for working capital.

      At June 30, 2004, and December 31, 2003 and 2002, loans and debt securities at value not accruing interest were as follows:

	2004	2003	2002

($ in thousands)	(unaudited)
Loans and debt securities in workout status (classified as Grade 4 or 5)
Companies more than 25% owned	$32,682	$31,873	$9,709
Companies 5% to 25% owned	15,965	2,777	411
Companies less than 5% owned	42,281	28,027	65,931
Loans and debt securities not in workout status
Companies more than 25% owned	22,240	31,897	63,577
Companies 5% to 25% owned	—	—	7,166
Companies less than 5% owned	40,338	16,532	—

Total	$153,506	$111,106	$146,794

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

      The industry and geographic compositions of the private finance portfolio at value at June 30, 2004, and December 31, 2003 and 2002, were as follows:

	2004	2003	2002

	(unaudited)
Industry
Business services	35%	22%	24%
Consumer products	19	30	34
Financial services	19	19	16
Healthcare services	8	8	6
Industrial products	5	6	8
Energy services	4	4	2
Retail	3	4	4
Telecommunications	2	2	2
Broadcasting and cable	2	2	1
Other	3	3	3

Total	100%	100%	100%

Geographic Region
Mid-Atlantic	38%	40%	33%
West	33	16	15
Midwest	14	26	30
Southeast	10	13	17
Northeast	5	4	4
International	—	1	1

Total	100%	100%	100%

Commercial Real Estate Finance

      At June 30, 2004, and December 31, 2003 and 2002, the commercial real estate finance portfolio consisted of the following:

	2004			2003			2002

	Cost	Value	Yield(1)	Cost	Value	Yield(1)	Cost	Value	Yield(1)

($ in thousands)	(unaudited)
CMBS bonds	$543,902	$530,796	13.0%	$399,106	$393,979	14.1%	$523,671	$555,519	14.2%
CDO bonds and preferred shares	175,645	175,608	17.3%	186,824	186,557	16.7%	52,818	52,818	17.2%
Loans	150,382	146,951	8.5%	87,427	83,639	8.6%	66,546	63,707	7.5%
Residual interest	—	—		—	—		69,335	69,035	9.4%
Real estate owned	16,074	14,444		15,931	12,856		5,942	3,873
Equity interests	5,751	4,549		5,641	4,896		—	—

Total	$891,754	$872,348		$694,929	$681,927		$718,312	$744,952

(1)	The weighted average yield on the interest-bearing investments is computed as the (a) annual stated interest plus the annual amortization of loan origination fees, original issue discount, and market discount on accruing interest-bearing investments, divided by (b) total interest-bearing investments at value. The

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

weighted average yield is computed as of the balance sheet date. Interest-bearing investments for the commercial real estate finance portfolio include all investments except for real estate owned and equity interests.

     CMBS Bonds. At June 30, 2004, and December 31, 2003 and 2002, CMBS bonds consisted of the following:

	2004	2003	2002

($ in thousands)	(unaudited)
Face	$1,269,851	$1,016,533	$1,173,194
Original issue discount	(725,949)	(617,427)	(649,523)

Cost	$543,902	$399,106	$523,671

Value	$530,796	$393,979	$555,519

      The underlying rating classes of the CMBS bonds at cost and value at June 30, 2004, and December 31, 2003 and 2002, were as follows:

	2004			2003			2002

			Percentage			Percentage			Percentage
			of Total			of Total			of Total
	Cost	Value	Value	Cost	Value	Value	Cost	Value	Value
($ in thousands)

	(unaudited)
BBB-	$22,295	$21,495	4.0%	$—	$—	—%	$—	$—	—%
BB+	78,151	79,587	15.0	49,477	51,157	13.0	45,609	49,811	9.0
BB	44,418	45,410	8.6	22,031	23,008	5.9	34,603	39,011	7.0
BB-	29,754	30,281	5.7	13,538	14,266	3.6	19,629	22,030	4.0
B+	60,664	60,661	11.4	54,464	54,246	13.8	109,235	121,038	21.8
B	55,042	55,917	10.5	38,416	38,362	9.7	131,309	141,998	25.6
B-	89,236	87,537	16.5	84,986	83,859	21.3	83,493	83,493	15.0
CCC+	23,799	19,969	3.8	15,935	15,494	3.9	—	—	—
CCC	23,209	18,099	3.4	13,323	11,413	2.9	8,634	8,634	1.5
CCC-	—	—	—	3,133	2,410	0.6	—	—	—
CC	1,474	965	0.2	—	—	—	—	—	—
Unrated	115,860	110,875	20.9	103,803	99,764	25.3	91,159	89,504	16.1

Total	$543,902	$530,796	100.0%	$399,106	$393,979	100.0%	$523,671	$555,519	100.0%

      The BBB- rated, non-investment grade and unrated tranches of the CMBS bonds in which the Company invests are junior in priority for payment of interest and principal to the more senior tranches of the related CMBS bond issuance. Cash flow from the underlying mortgages is generally allocated first to the senior tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is allocated, generally, among the other tranches in order of their relative seniority. To the extent there are defaults and unrecoverable losses on the underlying mortgages or the properties securing those mortgages resulting in reduced cash flows, the most subordinate tranche will bear this loss first. At June 30, 2004, the face value of the CMBS bonds held by the Company were subordinate to 80% to 99% of the face value of the bonds issued in these various CMBS transactions. At December 31, 2003, the face value of the CMBS bonds held by the Company were subordinate to 87% to 99% of the

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

face value of the bonds issued in these various CMBS transactions. Given that the non-investment grade CMBS bonds in which the Company invests are junior in priority for payment of interest and principal, the Company invests in these CMBS bonds at a discount from the face amount of the bonds.

      At June 30, 2004, and December 31, 2003 and 2002, the Company held CMBS bonds in 47, 38 and 27 separate CMBS issuances, respectively. The underlying collateral pool, consisting of commercial mortgage loans and real estate owned (“REO”) properties, for these CMBS issuances consisted of the following at June 30, 2004, and December 31, 2003 and 2002:

	2004	2003	2002

($ in millions)	(unaudited)
Approximate number of loans and REO properties(1)	6,400	5,600	4,500
Total outstanding principal balance	$46,336	$38,437	$24,974
Loans over 30 days delinquent or classified as REO properties(2)	1.2% (3)	1.5% (3)	1.0% (3)

(1)	Includes approximately 35, 22 and 12 REO properties obtained through the foreclosure of commercial mortgage loans at June 30, 2004, and December 31, 2003 and 2002, respectively.

(2)	As a percentage of total outstanding principal balance.

(3)	At June 30, 2004, and December 31, 2003 and 2002, the Company’s investments included bonds in the first loss, unrated bond class in 40, 34 and 27 separate CMBS issuances, respectively. For these issuances, loans over 30 days delinquent or classified as REO properties were 1.5%, 1.7% and 1.0% of the total outstanding principal balance at June 30, 2004, and December 31, 2003 and 2002, respectively.

     The property types and the geographic composition of the underlying mortgage loans and REO properties in the underlying collateral pools for all CMBS issuances calculated using the outstanding principal balance at June 30, 2004, and December 31, 2003 and 2002, were as follows:

	2004	2003	2002

	(unaudited)
Property Type
Retail	33%	35%	32%
Office	31	24	21
Housing	21	25	27
Industrial	5	5	7
Hospitality	4	5	6
Other	6	6	7

Total	100%	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

	2004	2003	2002

	(unaudited)
Geographic Region
West	28%	31%	31%
Mid-Atlantic	27	27	25
Midwest	22	21	22
Southeast	17	17	17
Northeast	6	4	5

Total	100%	100%	100%

      The Company’s yield on its CMBS bonds is based upon a number of assumptions that are subject to certain business and economic uncertainties and contingencies. Examples include the timing and magnitude of credit losses on the mortgage loans underlying the CMBS bonds that are a result of the general condition of the real estate market, including vacancies, changes in market rental rates and tenant credit quality. The initial yield on each CMBS bond has generally been computed assuming an approximate 1% loss rate on its underlying collateral mortgage pool, with the estimated losses being assumed to occur in three equal installments in years three, six, and nine. As each CMBS bond ages, the expected amount of losses and the expected timing of recognition of such losses will be updated, and the respective yield will be adjusted as appropriate. As these uncertainties and contingencies are difficult to predict and are subject to future events which may alter these assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      At June 30, 2004, and December 31, 2003 and 2002, the unamortized discount related to the CMBS bond portfolio was $725.9 million, $617.4 million and $649.5 million, respectively, and the Company had set aside $356.1 million, $295.8 million and $237.0 million, respectively, of this unamortized discount to absorb potential future losses. The yields on the CMBS bonds of 13.0%, 14.1% and 14.2%, respectively, assume that this amount that has been set aside will not be amortized.

      At December 31, 2003, the Company had reduced the face amount and the original issue discount on the CMBS bonds for specifically identified losses of $52.6 million, which had the effect of also reducing the amount of unamortized discount set aside to absorb potential future losses since those losses have now been recognized. The reduction of the face amount and the original issue discount on the CMBS bonds to reflect specifically identified losses will not result in a change in the cost basis of the CMBS bonds.

      At June 30, 2004 and December 31, 2003 and 2002, CMBS bonds with a value of $49 thousand, $0.2 million and $28 thousand, respectively, were not accruing interest.

      Collateralized Debt Obligation Bonds and Preferred Shares (“CDOs”). At June 30, 2004, the Company owned BB rated bonds in two CDOs totaling $2.8 million at value and preferred shares in eight CDOs totaling $172.8 million at value. At December 31, 2003,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

the Company owned BBB rated bonds in one CDO totaling $16.0 million at value, BB rated bonds in one CDO totaling $0.9 million at value and preferred shares in seven CDOs totaling $169.7 million at value. At December 31, 2002, the Company owned preferred shares in four CDOs totaling $52.8 million at value.

      The bonds and preferred shares of the CDOs in which the Company has invested are junior in priority for payment of interest and principal to the more senior tranches of debt issued by the CDOs. Cash flow from the underlying collateral generally is allocated first to the senior bond tranches in order of priority, with the most senior tranches having a priority right to the cash flow. Then, any remaining cash flow is generally distributed to the preferred shareholders. To the extent there are defaults and unrecoverable losses on the underlying collateral that result in reduced cash flows, the preferred shares will bear this loss first and then the bonds would bear any loss after the preferred shares. At June 30, 2004, the Company’s bonds and preferred shares in the CDOs were subordinate to 70% to 98% of the more senior tranches of debt issued in the various CDO transactions. At December 31, 2003, the Company’s bonds in the CDO were subordinate to 61% to 93% of the more senior tranches of debt issued in the CDO transactions and the preferred shares in the CDOs were subordinate to 84% to 98% of the more senior tranches of debt issued in the various CDO transactions. In addition, included in the CMBS collateral for the CDOs at June 30, 2004, and December 31, 2003 and 2002, were certain CMBS bonds that are senior in priority of repayment to certain lower rated CMBS bonds held directly by the Company.

      At June 30, 2004, and December 31, 2003 and 2002, the underlying collateral for the Company’s investment in the outstanding CDO issuances had balances as follows:

($ in millions)	2004	2003	2002

	(unaudited)
Investment grade REIT debt(1)	$1,404.1	$1,338.0	$1,016.9
Investment grade CMBS bonds(2)	805.6	662.3	494.2
Non-investment grade CMBS bonds(3)	1,185.3	1,133.7	438.3
Other collateral	120.2	32.4	8.2

Total collateral	$3,515.2	$3,166.4	$1,957.6

(1)	Issued by 44, 44 and 40 REITs, respectively, for the respective periods presented.
(2)	Issued in 97, 78 and 43 transactions, respectively, for the respective periods presented.
(3)	Issued in 77, 68 and 33 transactions, respectively, for the respective periods presented.

     The initial yields on the CDO bonds and preferred shares are based on the estimated future cash flows from the assets in the underlying collateral pool to be paid to these CDO classes. As each CDO bond and preferred share ages, the estimated future cash flows will be updated based on the estimated performance of the collateral, and the respective yield will be adjusted as necessary. As future cash flows are subject to uncertainties and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

contingencies that are difficult to predict and are subject to future events which may alter current assumptions, no assurance can be given that the anticipated yields to maturity will be achieved.

      As of June 30, 2004 and 2003, and December 31, 2003, 2002, and 2001, the Company acted as the disposition consultant with respect to five, four, five, three and one, respectively, of the CDOs, which allows the Company to approve disposition plans for individual collateral securities. For these services, the Company collects annual fees based on the outstanding collateral pool balance, and for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, these fees totaled $0.9 million, $0.5 million, $1.2 million, $0.5 million and $0.1 million, respectively.

      Loans and Equity Interests. The commercial mortgage loan portfolio contains loans that were originated by the Company or were purchased from third-party sellers. At June 30, 2004, approximately 96% and 4% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. At December 31, 2003, approximately 92% and 8% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of December 31, 2002, approximately 84% and 16% of the Company’s commercial mortgage loan portfolio was composed of fixed and adjustable interest rate loans, respectively. As of June 30, 2004, and December 31, 2003 and 2002, loans with a value of $17.0 million, $6.8 million and $13.0 million, respectively, were not accruing interest. Loans greater than 120 days delinquent generally do not accrue interest.

      Equity interests consist primarily of equity securities issued by privately owned companies that invest in single real estate properties. These equity interests may be subject to restrictions on their resale and are generally illiquid. Equity interests generally do not produce a current return, but are generally held in anticipation of investment appreciation and ultimate realized gain on sale.

      The property types and the geographic composition securing the commercial mortgage loans and equity interests at value at June 30, 2004, and December 31, 2003 and 2002, were as follows:

	2004	2003	2002

	(unaudited)
Property Type
Retail	57%	21%	21%
Hospitality	25	41	23
Office	13	22	20
Housing	3	4	8
Healthcare	—	7	15
Other	2	5	13

Total	100%	100%	100%

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 3. Portfolio, continued

	2004	2003	2002

	(unaudited)
Geographic Region
Southeast	45%	34%	40%
Midwest	33	30	12
West	12	20	20
Mid-Atlantic	6	9	17
Northeast	4	7	11

Total	100%	100%	100%

  Residual Interest. At December 31, 2002, the Company had $68.8 million at cost and value of residual interest and $0.5 million at cost and $0.2 million at value of residual interest spread.

      The residual interest primarily consisted of a retained interest from a 1998 asset securitization. During April 2003, the call provision was exercised and, accordingly, the bondholders were repaid in full and the remaining available cash, loans, and real estate owned by the trust were subsequently returned to the Company as payment on the residual interest. Therefore, the cost and value were zero at December 31, 2003.

      At December 31, 2002, the Company used a discounted cash flow methodology for determining the fair value of its retained residual interest and residual interest spread (“Residual”). In determining the cash flow of the Residual, the Company assumed a prepayment speed of 15% after the applicable prepayment lockout period and credit losses of 1% or approximately $0.8 million of the total principal balance of the underlying collateral throughout the life of the collateral. These assumptions resulted in an expected weighted average life of the bonds of four months. The value of the resulting Residual cash flows at December 31, 2002, was then determined by applying a discount rate of 9% which, in the Company’s view, was commensurate with the market risk of comparable assets.

     Tax Basis

      At December 31, 2003 and 2002, the aggregate gross unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $429.8 million and $303.0 million, respectively. At December 31, 2003 and 2002, the aggregate gross unrealized depreciation of the Company’s investments below cost for federal income tax purposes was $319.1 million and $196.2 million, respectively. The aggregate net unrealized appreciation of the Company’s investments over cost for federal income tax purposes was $110.7 million and $106.8 million at December 31, 2003 and 2002. At December 31, 2003 and 2002, the aggregate cost of securities, for federal income tax purposes was $2.5 billion and $2.4 billion, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 4. Debt

      At June 30, 2004, and December 31, 2003 and 2002, the Company had the following debt:

	2004			2003			2002

			Annual			Annual			Annual
	Facility	Amount	Interest	Facility	Amount	Interest	Facility	Amount	Interest
	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)	Amount	Drawn	Cost(1)

($ in thousands)	(unaudited)
Notes payable and debentures:
Unsecured notes payable	$757,080	$757,080	7.1%	$854,000	$854,000	7.2%	$694,000	$694,000	7.7%
SBA debentures	94,800	87,500	8.1%	101,800	94,500	8.1%	101,800	94,500	8.2%
OPIC loan	5,700	5,700	6.6%	5,700	5,700	6.6%	5,700	5,700	6.6%

Total notes payable and debentures	857,580	850,280	7.2%	961,500	954,200	7.3%	801,500	794,200	7.8%
Revolving line of credit	552,500	208,500	5.1% (2)	532,500	—	— (2)	527,500	204,250	3.7	%(2)

Total debt	$1,410,080	$1,058,780	6.8% (2)	$1,494,000	$954,200	7.5% (2)	$1,329,000	$998,450	6.9	%(2)

(1)	The weighted average annual interest cost is computed as the (a) annual stated interest on the debt plus the annual amortization of commitment fees and other facility fees that are recognized into interest expense over the contractual life of the respective borrowings, divided by (b) debt outstanding on the balance sheet date.

(2)	The stated interest rate payable on the revolving line of credit was 3.8% at June 30, 2004, which excluded the annual cost of commitment fees and other facility fees of $2.8 million. There were no amounts drawn on the revolving line of credit at December 31, 2003, and the annual cost of commitment fees and other facility fees was $2.7 million. The stated interest rate payable on the revolving line of credit was 2.7% at December 31, 2002, which excluded the annual cost of commitment fees and other facility fees of $2.0 million. The annual interest cost for total debt includes the annual cost of commitment fees and other facility fees on the revolving line of credit regardless of the amount drawn on the facility as of the balance sheet date.

  Notes Payable and Debentures

      Unsecured Notes Payable. The Company has issued unsecured long-term notes to private institutional investors. The notes require semi-annual interest payments until maturity and have original terms of five or seven years. At June 30, 2004 and December 31, 2003, the notes had remaining maturities of four months to six years. During the second quarter of 2004, the Company repaid $112.0 million of these notes that matured on May 1, 2004. The notes may be prepaid in whole or in part, together with an interest premium, as stipulated in the note agreement.

      On March 25, 2004, the Company issued five-year unsecured long-term notes denominated in Euros and Sterling for a total U.S. dollar equivalent of $15.2 million. The notes have fixed interest rates and have substantially the same terms as the Company’s existing unsecured notes. The Euro notes require annual interest payments and the Sterling notes require semi-annual interest payments until maturity. Simultaneous with issuing the notes, the Company entered into a cross-currency swap with a financial institution which fixed the Company’s interest and principal payments in U.S. dollars for the life of the debt.

      On May 14, 2003, the Company issued $153 million of five-year and $147 million of seven-year unsecured long-term notes, primarily to insurance companies. The five- and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 4. Debt, continued

seven-year notes have fixed interest rates of 5.45% and 6.05%, respectively, and have substantially the same terms as the Company’s existing unsecured long-term notes. On May 30, 2003, $140 million of the Company’s existing unsecured long-term notes matured and the Company used the proceeds from the new long-term note issuance to repay this debt.

      SBA Debentures. At June 30, 2004, and December 31, 2003 and 2002, the Company had debentures payable to the SBA with original terms of ten years and at fixed interest rates ranging from 5.9% to 7.6%, 5.9% to 8.2% and 5.9% to 8.2%, respectively. During the first quarter of 2004, the Company repaid $7.0 million of the SBA debentures. At June 30, 2004, the debentures had remaining maturities of one to eight years. At December 31, 2003, the debentures had remaining maturities of nine months to eight years. The debentures require semi-annual interest-only payments with all principal due upon maturity. The SBA debentures are subject to prepayment penalties if paid prior to the fifth anniversary date of the notes. At June 30, 2004, the Company had a commitment from the SBA to borrow up to an additional $7.3 million above the current amount outstanding. The commitment expires on September 30, 2005.

      Scheduled Maturities. Scheduled future maturities of notes payable and debentures at June 30, 2004, were as follows:

Year	Amount Maturing

($ in thousands)
(unaudited)
2004	$102,000
2005	179,000
2006	180,700
2007	—
2008	153,000
Thereafter	235,580

Total	$850,280

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 4. Debt, continued

      Scheduled future maturities of notes payable and debentures at December 31, 2003, were as follows:

Year	Amount Maturing

($ in thousands)
2004	$221,000
2005	179,000
2006	180,700
2007	—
2008	153,000
Thereafter	220,500

Total	$954,200

Revolving Line of Credit

      The committed amount under the unsecured revolving credit facility was expanded during the second quarter of 2004 to $552.5 million and may be further expanded through new or additional commitments up to $600.0 million at the Company’s option. The committed amount under the unsecured revolving credit facility was $532.5 million at December 31, 2003. The renewed line of credit expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option. The facility generally bears interest at a rate, at the Company’s option, equal to (i) the one-month LIBOR plus 1.50%, (ii) the Bank of America, N.A. cost of funds plus 1.50% or (iii) the higher of the Bank of America, N.A. prime rate or the Federal Funds rate plus 0.50%. The interest rate adjusts at the beginning of each new interest period, usually every 30 days. The facility requires an annual commitment fee equal to 0.25% of the committed amount. The annual cost of commitment fees and other facility fees was $2.8 million, $2.7 million and $2.0 million at June 30, 2004, and December 31, 2003 and 2002, respectively. The line of credit generally requires monthly payments of interest, and all principal is due upon maturity.

      The average debt outstanding on the revolving line of credit was $1.9 million, $78.0 million, $41.5 million and $68.3 million for the six months ended June 30, 2004 and 2003, and for the years ended December 31, 2003 and 2002, respectively. The maximum amount borrowed under this facility and the weighted average stated interest rate for the six months ended June 30, 2004 and 2003, and for the years ended December 31, 2003 and 2002, were $208.5 million and 3.7%, $208.8 million and 2.7%, $208.8 million and 2.0%, and $216.5 million and 3.2%, respectively. As of June 30, 2004, the amount available under the revolving line of credit was $300.1 million, net of amounts committed for standby letters of credit of $43.9 million issued under the credit facility. As of December 31, 2003, the amount available under the revolving line of credit was $487.0 million, net of amounts committed for standby letters of credit of $45.5 million issued under the credit facility.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 4. Debt, continued

      The Company records debt at cost. The fair value of the Company’s outstanding debt was approximately $1.0 billion and $1.1 billion at December 31, 2003 and 2002, respectively. The fair value of the Company’s debt was determined using market interest rates as of the balance sheet date for similar instruments.

Covenant Compliance

      The Company has various financial and operating covenants required by the notes payable and debentures and the revolving line of credit. These covenants require the Company to maintain certain financial ratios, including debt to equity and interest coverage, and a minimum net worth. The Company’s credit facilities limit its ability to declare dividends if the Company defaults under certain provisions. As of June 30, 2004, and December 31, 2003, the Company was in compliance with these covenants.

Note 5. Guarantees and Other Commitments

      In the ordinary course of business, the Company has issued guarantees and has extended standby letters of credit through financial intermediaries on behalf of certain portfolio companies. All standby letters of credit have been issued through Bank of America, N.A. As of June 30, 2004, and December 31, 2003 and 2002, the Company had issued guarantees of debt, rental obligations, lease obligations and severance obligations aggregating $92.6 million, $83.4 million and $54.6 million, respectively, and had extended standby letters of credit aggregating $43.9 million, $45.5 million and $11.3 million, respectively. Under these arrangements, the Company would be required to make payments to third-party beneficiaries if the portfolio companies were to default on their related payment obligations. The maximum amount of future payments was $136.5 million, $128.9 million and $65.9 million at June 30, 2004, and December 31, 2003 and 2002, respectively. At June 30, 2004, and December 31, 2003 and 2002, no amounts had been recorded as a liability for the Company’s guarantees or standby letters of credit.

      As of June 30, 2004, the guarantees and standby letters of credit expire as follows:

	Total	2004	2005	2006	2007	2008	After 2008
(in millions)
Guarantees	$92.6	$0.5	$0.6	$1.1	$86.8	$—	$3.6
Standby letters of credit(1)	43.9	—	1.2	42.7	—	—	—

Total	$136.5	$0.5	$1.8	$43.8	$86.8	$—	$3.6

(1)	Standby letters of credit are issued under the Company’s revolving line of credit that expires in April 2005 and may be extended under substantially similar terms for one additional year at the Company’s option, for an assumed maturity of April 2006. Therefore, unless a standby letter of credit is set to expire at an earlier date, it is assumed that the standby letters of credit will expire contemporaneously with the expiration of the Company’s line of credit in April 2006.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 5. Guarantees and Other Commitments, continued

     As of December 31, 2003, the guarantees and standby letters of credit expire as follows:

	Total	2004	2005	2006	2007	2008	After 2008
(in millions)
Guarantees	$83.4	$79.0	$0.4	$0.2	$0.2	$—	$3.6
Standby letters of credit	45.5	—	3.0	42.5	—	—	—

Total	$128.9	$79.0	$3.4	$42.7	$0.2	$—	$3.6

      In the ordinary course of business, the Company enters into agreements with service providers and other parties that may contain provisions for the Company to indemnify such parties under certain circumstances.

Note 6. Preferred Stock

      At December 31, 2003 and 2002, Allied Investment has outstanding a total of 60,000 shares of $100 par value, 3% cumulative preferred stock and 10,000 shares of $100 par value, 4% redeemable cumulative preferred stock issued to the SBA pursuant to Section 303(c) of the Small Business Investment Act of 1958, as amended. The 3% cumulative preferred stock did not have a required redemption date. Allied Investment had the option to redeem in whole or in part the preferred stock by paying the SBA the par value of such securities and any dividends accumulated and unpaid to the date of redemption. The 4% redeemable cumulative preferred stock had a required redemption date in June 2005. In April 2004, Allied Investment redeemed the preferred stock by paying the SBA the par value of such securities plus any dividends accumulated and unpaid to the date of redemption.

      In accordance with SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity, (SFAS No. 150) the Company has reclassified the 10,000 shares of $100 par value, 4% redeemable cumulative preferred securities to other liabilities on the accompanying consolidated balance sheet. Accordingly, the Company has also recorded the associated dividends as interest expense on the accompanying consolidated statement of operations beginning with the quarter ended September 30, 2003. The effect of this change in accounting principle was not material to the financial results or the results of operations of the Company. Also, in accordance with SFAS No. 150, no previously reported amounts have been reclassified.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 7. Shareholders’ Equity

      Sales of common stock for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	For the Six Months
	Ended June 30,

	2004	2003	2003	2002	2001
(in thousands)

	(unaudited)
Number of common shares	—	7,050	18,700	8,047	13,286

Gross proceeds	$—	$152,632	$442,680	$177,345	$301,539
Less costs, including underwriting fees	—	(7,506)	(20,675)	(4,498)	(14,651)

Net proceeds	$—	$145,126	$422,005	$172,847	$286,888

      In addition, the Company issued 123,814 shares of common stock with a value of $3.2 million to acquire one portfolio investment during the six months ended June 30, 2004, 32,266 shares of common stock with a value of $0.9 million to acquire one portfolio investment during 2003, and 204,855 shares of common stock with a value of $5.2 million to acquire one portfolio investment in a stock-for-stock exchange during 2001.

      The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. If the Company issues new shares, the issue price is equal to the average of the closing sale prices reported for the Company’s common stock for the five consecutive trading days immediately prior to the dividend payment date. For the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002 and 2001, the Company issued new shares in order to satisfy dividend reinvestment requests.

      Dividend reinvestment plan activity for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, was as follows:

	For the
	Six Months
	Ended June 30,

	2004	2003	2003	2002	2001

(in thousands, except per share amounts)	(unaudited)
Shares issued	110	154	279	275	271
Average price per share	$26.91	$21.50	$23.60	$22.78	$23.32

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 8. Earnings Per Common Share

      Earnings per common share for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, were as follows:

	For the Six Months
	Ended June 30,

	2004	2003	2003	2002	2001

(in thousands, except per share amounts)	(unaudited)
Net increase in net assets resulting from operations	$115,650	$79,813	$192,011	$228,291	$200,727
Less preferred stock dividends	(52)	(110)	(210)	(230)	(230)

Income available to common shareholders	$115,598	$79,703	$191,801	$228,061	$200,497

Weighted average common shares outstanding — basic	128,564	111,510	116,747	102,107	91,564
Dilutive options outstanding to officers	3,056	781	1,604	1,467	1,439

Weighted average common shares outstanding — diluted	131,620	112,291	118,351	103,574	93,003

Basic earnings per common share	$0.90	$0.71	$1.64	$2.23	$2.19

Diluted earnings per common share	$0.88	$0.71	$1.62	$2.20	$2.16

Note 9. 401(k) Plan and Deferred Compensation Plans

      The Company’s 401(k) retirement investment plan is open to all of its full-time employees who are at least 21 years of age. The employees may elect voluntary pre-tax wage deferrals ranging from 0% to 100% of eligible compensation for the year up to $12 thousand annually for the 2003 plan year. Plan participants who reached the age of 50 during the 2003 plan year were eligible to defer an additional $2 thousand during the year. The Company makes contributions to the 401(k) plan of up to 5% of each participant’s eligible compensation for the year up to a maximum compensation permitted by the IRS, which fully vests at the time of contribution. For the year ended December 31, 2003, the maximum compensation was $200 thousand. Employer contributions that exceed the IRS limitation are directed to the participant’s deferred compensation plan account. Total 401(k) contribution expense for the years ended December 31, 2003, 2002, and 2001, was $0.7 million, $0.6 million and $0.6 million, respectively.

      The Company also has a deferred compensation plan. Eligible participants in the deferred compensation plan may elect to defer some of their compensation and have such compensation credited to a participant account. In addition, the Company makes

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 9. 401(k) Plan and Deferred Compensation Plans, continued

contributions to the deferred compensation plan to the extent 401(k) contributions for eligible participants exceed the amount permitted by the IRS. Contribution expense for the deferred compensation plan for the years ended December 31, 2003, 2002, and 2001, was $0.4 million, $0.3 million and $0.3 million, respectively. All amounts credited to a participant’s account are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the deferred compensation plan are at all times 100% vested and non-forfeitable. A participant’s account shall become distributable upon his or her separation from service, retirement, disability, death, or at a future determined date. All deferred compensation plan accounts will be distributed in the event of a change of control of the Company or in the event of the Company’s insolvency. Amounts deferred by participants under the deferred compensation plan are funded to a trust, which is administered by Company-appointed trustees.

      In the first quarter of 2004, the Company established the Individual Performance Award (“IPA”) as a long-term incentive compensation program for its senior officers. In conjunction with the program, the Company has approved a non-qualified deferred compensation plan (“DCP II”), which is administered through a trust. The administrator of the DCP II is the Compensation Committee of the Company’s Board of Directors (“DCP II Administrator”) and the DCP II trust is administered by a Company-appointed trustee.

      The IPA, which will generally be determined annually at the beginning of each year, will be deposited in the trust in four equal installments, generally on a quarterly basis, in the form of cash. The Compensation Committee has designed the DCP II to then require the trustee to use the cash exclusively to purchase shares of the Company’s common stock in the open market.

      All amounts deposited and then credited to a participant’s account in the trust, based on the amount of the IPA received by such participant, are credited solely for purposes of accounting and computation and remain assets of the Company and subject to the claims of the Company’s general creditors. Amounts credited to participants under the DCP II are immediately vested and non-forfeitable once deposited by the Company into the trust. A participant’s account shall generally become distributable only after his or her termination of employment, or in the event of a change of control of the Company. Upon the participant’s termination of employment, one-third of the participant’s account will be immediately distributed, one-half of the then current remaining balance will be distributed on the first anniversary of his or her employment termination date and the remainder of the account balance will be distributed on the second anniversary of the employment termination date. Distributions are subject to the participant’s adherence to certain non-solicitation requirements. All DCP II accounts will be distributed in a single lump sum in the event of a change of control of the Company. To the extent that a participant has an employment agreement, such participant’s DCP II account will be fully distributed in the event that such participant’s employment is terminated for good reason as defined under

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 9. 401(k) Plan and Deferred Compensation Plans, continued

that participant’s employment agreement. The DCP II Administrator may also determine other distributable events and the timing of such distributions. Sixty days following a distributable event, the Company and each participant may, at the discretion of the Company, and subject to the Company’s trading window during that time, redirect the participant’s account to other investment options.

      During any period of time in which a participant has an account in the DCP II, any dividends declared and paid on shares of the Company’s common stock allocated to the participant’s account shall be reinvested by the trustee as soon as practicable in shares of the Company’s common stock purchased in the open market.

      For the six months ended June 30, 2004, the Company recorded $7.0 million in IPA expense. These amounts were contributed into the DCP II trust and invested in the Company’s common stock. The accounts of the DCP II are consolidated with the Company’s accounts. The common stock is classified as common stock held in deferred compensation trust in the accompanying financial statements and the deferred compensation obligation, which represents the amount owed to the employees, is included in other liabilities. Changes in the value of the Company’s common stock are not recognized in the common stock held in deferred compensation trust. However, the obligation is adjusted with a corresponding charge or credit to compensation expense. The effect of this adjustment for the six months ended June 30, 2004, was to reduce the individual performance award expense by $0.6 million. This resulted in a total IPA expense of $6.4 million for the six months ended June 30, 2004.

Note 10. Stock Option Plan

The Option Plan

      The purpose of the stock option plan (“Option Plan”) is to provide officers and non-officer directors of the Company with additional incentives. Options are exercisable at a price equal to the fair market value of the shares on the day the option is granted. Each option states the period or periods of time within which the option may be exercised by the optionee, which may not exceed ten years from the date the option is granted. The options granted vest ratably over a three- or five-year period.

      All rights to exercise options terminate 60 days after an optionee ceases to be (i) a non-officer director, (ii) both an officer and a director, if such optionee serves in both capacities, or (iii) an officer (if such officer is not also a director) of the Company for any cause other than death or total and permanent disability. In the event of a change of control of the Company, all outstanding options will become fully vested and exercisable as of the change of control.

      On May 12, 2004, the Company’s shareholders amended the Option Plan to increase the authorized number of shares under the plan to 32.2 million. At December 31, 2003, there were 26.0 million shares authorized under the Option Plan. At June 30, 2004, and

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 10. Stock Option Plan, continued

December 31, 2003, the number of shares available to be granted under the Option Plan was 7.2 million and 8.8 million, respectively.

      Information with respect to options granted, exercised and forfeited under the Option Plan for the six months ended June 30, 2004, and the years ended December 31, 2003, 2002, and 2001, is as follows:

		Weighted
		Average
		Exercise Price
	Shares	Per Share
(in thousands, except per share amounts)
Options outstanding at January 1, 2001	8,906	$18.76
Granted	2,800	$21.82
Exercised	(553)	$19.09
Forfeited	(673)	$17.66

Options outstanding at December 31, 2001	10,480	$19.63

Granted	6,162	$22.07
Exercised	(769)	$18.85
Forfeited	(1,184)	$21.09

Options outstanding at December 31, 2002	14,689	$20.57

Granted	1,045	$22.74
Exercised	(408)	$21.01
Forfeited	(442)	$21.66

Options outstanding at December 31, 2003	14,884	$20.68

Granted	7,880	$28.47
Exercised	(608)	$19.80
Forfeited	(85)	$21.37

Options outstanding at June 30, 2004	22,071	$23.48

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 10. Stock Option Plan, continued

      The following table summarizes information about stock options outstanding at June 30, 2004:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81–$21.38	5,518	5.01	$18.67	5,411	$18.67
$21.52	5,098	8.45	$21.52	3,379	$21.52
$21.59–$26.73	4,415	8.16	$23.11	2,426	$22.76
$27.00–$27.38	250	9.00	$27.15	104	$27.24
$28.98	6,790	9.70	$28.98	1,697	$28.98

$16.81–$27.38	22,071	7.92	$23.48	13,017	$21.59

      The following table summarizes information about stock options outstanding at December 31, 2003:

	Outstanding
				Exercisable
		Weighted
		Average	Weighted		Weighted
	Total	Remaining	Average	Total	Average
Range of	Number	Contractual Life	Exercise	Number	Exercise
Exercise Prices	Outstanding	(Years)	Price	Exercisable	Price

(in thousands, except per share amounts and years)
$16.81–$17.75	3,175	6.35	$16.94	3,099	$16.92
$17.88–$21.38	2,828	4.49	$20.72	2,777	$20.73
$21.52	5,243	8.95	$21.52	1,732	$21.52
$21.59–$25.47	2,998	8.11	$21.94	1,555	$21.76
$25.53–$27.38	640	8.54	$26.32	207	$26.40

$16.81–$27.38	14,884	7.36	$20.68	9,370	$19.91

      The Company accounts for its stock options as required by APB Opinion No. 25, Accounting for Stock Issued to Employees, and accordingly no compensation cost has been recognized as the exercise price equals the market price on the date of grant.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 10. Stock Option Plan, continued

     Notes Receivable from the Sale of Common Stock

      As a business development company under the Investment Company Act of 1940, the Company is entitled to provide and has provided loans to the Company’s officers in connection with the exercise of options. However, as a result of provisions of the Sarbanes-Oxley Act of 2002, the Company is prohibited from making new loans to its executive officers in the future. The outstanding loans are full recourse, have varying terms not exceeding ten years, bear interest at the applicable federal interest rate in effect at the date of issue and have been recorded as a reduction to shareholders’ equity. At June 30, 2004, and December 31, 2003 and 2002, the Company had outstanding loans to officers of $8.6 million, $18.6 million and $24.7 million, respectively. Officers with outstanding loans repaid principal of $10.0 million, $1.7 million, $6.1 million, $3.7 million and $5.1 million, for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001, respectively. The Company recognized interest income from these loans of $0.4 million, $0.7 million, $1.3 million, $1.5 million and $1.5 million, respectively, during these same periods. This interest income is included in interest and dividends for companies less than 5% owned.

Note 11. Dividends and Distributions

      The Company’s Board of Directors declared and the Company paid a dividend of $0.57 per common share for the first and second quarters of 2004 and 2003. These dividends totaled $146.8 million and $127.5 million for the six months ended June 30, 2004 and 2003, respectively. The Company declared an extra cash dividend of $0.03 per share during 2002 and this was paid to shareholders on January 9, 2003. The Company’s Board of Directors also declared a dividend of $0.57 per common share for the third quarter of 2004.

      For the years ended December 31, 2003, 2002, and 2001, the Company declared the following distributions:

	2003		2002		2001

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
First quarter	$62,971	$0.57	$53,259	$0.53	$42,080	$0.49
Second quarter	64,503	0.57	56,224	0.55	45,755	0.50
Third quarter	68,685	0.57	57,340	0.56	47,866	0.51
Fourth quarter	71,679	0.57	59,851	0.56	50,456	0.51
Extra dividend	—	—	3,261	0.03	—	—

Total distributions to common shareholders	$267,838	$2.28	$229,935	$2.23	$186,157	$2.01

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 11. Dividends and Distributions, continued

      For income tax purposes, distributions for 2003, 2002, and 2001, were composed of the following:

	2003		2002		2001

	Total	Total Per	Total	Total Per	Total	Total Per
	Amount	Share	Amount	Share	Amount	Share

($ in thousands, except per share amounts)
Ordinary income(1)	$212,272	$1.81	$178,246	$1.73	$183,957	$1.99
Long-term capital gains	55,566	0.47	51,689	0.50	2,200	0.02

Total distributions to common shareholders(2)	$267,838	$2.28	$229,935	$2.23	$186,157	$2.01

(1)	For the year ended December 31, 2003, ordinary income included dividend income of approximately $0.05 per share that qualified to be taxed at the new 15% maximum capital gains rate.

(2)	For certain eligible corporate shareholders, the dividend received deduction for 2003 was $0.044 per share.

     The following table summarizes the differences between financial statement net increase in net assets resulting from operations and taxable income available for distribution to shareholders for the years ended December 31, 2003, 2002, and 2001:

	2003	2002	2001

($ in thousands)	(estimated)
Financial statement net increase in net assets resulting from operations	$192,011	$228,291	$200,727
Adjustments:
Net change in unrealized appreciation or depreciation	78,466	571	(20,603)
Amortization of discounts and fees	(3,187)	(10,097)	8,043
Interest- and dividend-related items	(3,716)	8,787	(1,345)
Employee compensation-related items	2,875	867	(66)
Income (loss) from partnerships and limited liability companies	(389)	(3,822)	(1,406)
Income (loss) from securitized commercial mortgage loans	(251)	1,258	3,327
(Income) loss from consolidated taxable subsidiary, net of tax	3,864	(1,160)	193
Other	(555)	4,740	(1,036)

Taxable income	$269,118	$229,435	$187,834

      The Company must distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. The Company has distributed and currently intends to distribute or retain through a deemed distribution sufficient dividends to eliminate taxable income.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 11. Dividends and Distributions, continued

      The Company’s consolidated subsidiary, AC Corp, is subject to federal and state income taxes. As a result, the Company recorded a tax benefit of $0.5 million, a tax benefit of $1.1 million, a tax benefit of $2.5 million, a tax expense of $0.9 million and a tax benefit of $0.4 million, respectively, for the six months ended June 30, 2004 and 2003, and the years ended December 31, 2003, 2002, and 2001. At June 30, 2004, and December 31, 2003 and 2002, the Company had a net deferred tax asset of $3.7 million, $3.1 million and $0.4 million, respectively, which was composed primarily of net operating loss carry forwards. Management believes that the realization of the net deferred tax asset is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, the Company did not record a valuation allowance at June 30, 2004, or December 31, 2003 or 2002.

Note 12. Cash and Cash Equivalents

      The Company places its cash with financial institutions and, at times, cash held in checking accounts in financial institutions may be in excess of the Federal Deposit Insurance Corporation insured limit.

      At June 30, 2004, and December 31, 2003 and 2002, cash and cash equivalents consisted of the following:

	2004	2003	2002

($ in thousands)	(unaudited)
Cash and cash equivalents	$95,270	$218,160	$15,497
Less escrows held	(2,488)	(3,993)	(4,311)

Total cash and cash equivalents	$92,782	$214,167	$11,186

Note 13. Supplemental Disclosure of Cash Flow Information

      For the six months ended June 30, 2004 and 2003, the Company paid $38.2 million and $35.2 million, respectively, for interest.

      Non-cash operating activities for the six months ended June 30, 2004, include notes or other securities received as consideration from the sale of investments of $52.9 million. The notes received for the six months ended June 30, 2004, include a note received for $47.5 million in conjunction with the sale of the Company’s investment in Hillman (see Note 3). Non-cash operating activities for the six months ended June 30, 2004, also included an exchange of $48.3 million of subordinated debt in certain predecessor companies of Advantage Sales & Marketing, Inc. for new subordinated debt in Advantage; an exchange of existing debt securities with a cost basis of $46.4 million for new debt and common stock in Startec Global Communications Corporation; and an exchange of existing subordinated debt with a cost basis of $7.3 million for equity interests in an affiliate of Impact Innovations Group, LLC (see Note 3).

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 13. Supplemental Disclosure of Cash Flow Information, continued

      Non-cash operating activities for the six months ended June 30, 2003, included the receipt of commercial mortgage loans and real estate owned in the repayment of the Company’s Residual Interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $2.2 million, and receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million.

      For the six months ended June 30, 2004, the Company’s non-cash financing activities totaled $3.0 million related to the issuance of common stock in lieu of cash distributions, and $3.2 million related to the issuance of common stock as consideration to acquire one portfolio investment. For the six months ended June 30, 2003, the Company’s non-cash financing activities totaled $3.3 million related to the issuance of common stock in lieu of cash distributions.

      For the years ended December 31, 2003, 2002, and 2001, the Company paid $73.8 million, $69.1 million and $63.2 million, respectively, for interest.

      Non-cash operating activities for the year ended December 31, 2003, included transfers of commercial mortgage loans and real estate owned in the repayment of the Company’s residual interest totaling $69.3 million, real estate owned received in connection with foreclosure on commercial mortgage loans of $9.1 million, receipt of commercial mortgage loans in satisfaction of private finance loans and debt securities of $9.1 million and receipt of a note as consideration from the sale of real estate owned of $3.0 million. Non-cash operating activities for the years ended December 31, 2002 and 2001, included real estate owned received in connection with foreclosure on commercial mortgage loans of $2.5 million and $0.7 million, respectively.

      For the years ended December 31, 2003, 2002, and 2001, the Company’s non-cash financing activities totaled $6.6 million, $8.6 million and $17.5 million, respectively, and includes stock option exercises and dividend reinvestment. The non-cash financing activities for the years ended December 31, 2003 and 2001, also includes the issuance of $0.9 million and $5.2 million, respectively, of the Company’s common stock as consideration to acquire portfolio investments.

Note 14. Hedging Activities

      The Company invests in CMBS and CDO bonds, which are purchased at prices that are based in part on comparable Treasury rates. The Company has entered into transactions with one or more financial institutions to hedge against movement in Treasury rates on certain of the higher rated CMBS and CDO bonds. These transactions, referred to as short sales, involve the Company receiving the proceeds from the short sales of borrowed Treasury securities, with the obligation to replenish the borrowed Treasury securities at a later date based on the then current market price. Borrowed Treasury securities and the related obligations to replenish the borrowed Treasury securities at value,

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 14. Hedging Activities, continued

including accrued interest payable on the obligations, as of June 30, 2004, and December 31, 2003 and 2002, consisted of the following:

($ in thousands)
Description of Issue	2004	2003	2002

	(unaudited)
5-year Treasury securities, due November 2007	$7,043	$7,185	$37,647
5-year Treasury securities, due February 2008	—	5,977	—
5-year Treasury securities, due March 2009	10,805	—	—
5-year Treasury securities, due April 2009	2,147	—	—
5-year Treasury securities, due May 2009	5,489	—	—
10-year Treasury securities, due February 2012	—	—	52,053
10-year Treasury securities, due November 2012	9,122	9,357	107,327
10-year Treasury securities, due February 2013	21,843	32,226	—
10-year Treasury securities, due May 2013	5,124	5,281	—
10-year Treasury securities, due August 2013	20,715	23,666	—
10-year Treasury securities, due November 2013	33,268	14,833	—
10-year Treasury securities, due February 2014	37,333	—	—
10-year Treasury securities, due May 2014	11,883	—	—

Total	$164,772	$98,525	$197,027

      As of June 30, 2004, and December 31, 2003, the total obligations to replenish borrowed Treasury securities had decreased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized appreciation on the obligations of $5.2 million and $0.6 million, respectively. As of December 31, 2002, the total obligations to replenish borrowed Treasury securities had increased since the related original sale dates due to changes in the yield on the borrowed Treasury securities, resulting in unrealized depreciation on the obligations of $7.1 million.

      The net proceeds related to the sales of the borrowed Treasury securities were $169.2 million, $98.5 million and $189.3 million at June 30, 2004, and December 31, 2003 and 2002, respectively. Under the terms of the transactions, the Company had received cash payments of $4.4 million at June 30, 2004, and had provided additional cash collateral of $2.7 million and $5.4 million at December 31, 2003 and 2002, respectively, for the difference between the net proceeds related to the sales of the borrowed Treasury securities and the obligations to replenish the securities.

      The Company has deposited the proceeds related to the sales of the borrowed Treasury securities and the additional cash collateral with Wachovia Capital Markets, LLC under repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury securities and are settled weekly. As of June 30, 2004, the repurchase agreements were due on July 7, 2004, and had a weighted average interest rate of 0.8%. The weighted average interest rate on the repurchase agreements as of December 31, 2003 and 2002, was 0.3% and 0.8%, respectively.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 15. Financial Highlights

	At and for the Six Months		At and for the Years
	Ended June 30,		Ended December 31,

	2004(1)	2003	2003	2002	2001

	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$14.94	$14.22	$14.22	$13.57	$12.11

Net investment income	0.71	0.78	1.65	1.77	1.93
Net realized gains(3)	1.33	0.51	0.63	0.44	0.01
Net change in unrealized appreciation or depreciation(3)	(1.16)	(0.58)	(0.66)	(0.01)	0.22

Net increase in net assets resulting from operations	0.88	0.71	1.62	2.20	2.16

Net decrease in net assets from shareholder distributions	(1.14)	(1.14)	(2.28)	(2.23)	(2.01)
Net increase in net assets from capital share transactions	0.09	0.44	1.38	0.68	1.31

Net asset value, end of period	$14.77	$14.23	$14.94	$14.22	$13.57

Market value, end of period	$24.42	$23.10	$27.88	$21.83	$26.00
Total return(4)	(9)%	12%	41%	(7)%	36%
Ratios and Supplemental Data ($ and shares in thousands, except per share amounts)
Ending net assets	$1,904,711	$1,651,143	$1,914,577	$1,546,071	$1,352,123
Common shares outstanding at end of period	128,960	116,034	128,118	108,698	99,607
Diluted weighted average common shares outstanding	131,620	112,291	118,351	103,574	93,003
Employee and administrative expenses/average net assets(5)	2.06%	1.68%	3.50%	3.82%	3.80%
Total expenses/average net assets	4.01%	4.02%	8.06%	8.75%	9.31%
Net investment income/average net assets	4.92%	5.47%	11.51%	12.94%	15.15%
Net increase in net assets resulting from operations/ average net assets	6.09%	5.00%	11.33%	15.98%	16.99%
Portfolio turnover rate	16.64%	17.26%	31.12%	15.12%	10.04%
Average debt outstanding	$922,073	$927,009	$943,507	$938,148	$847,121
Average debt per share(2)	$7.01	$8.26	$7.97	$9.06	$9.11

(1)	The results for the six months ended June 30, 2004, are not necessarily indicative of the operating results to be expected for the full period.

(2)	Based on diluted weighted average number of common shares outstanding for the period.

(3)	Net realized gains and net change in unrealized appreciation or depreciation can fluctuate significantly from period to period. As a result, quarterly comparisons may not be meaningful.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(Information at and for the six months ended
June 30, 2004 and 2003, is unaudited)

Note 15. Financial Highlights, continued

(4)	Total return assumes the reinvestment of all dividends paid for the periods presented.

(5)	Employee expenses for the six months ended June 30, 2004, include the expense related to the individual performance award totaling $6.4 million.

Note 16. Selected Quarterly Data (Unaudited)

	2003

($ in thousands, except per share amounts)	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$73,130	$77,214	$88,870	$90,015
Net investment income	$42,670	$44,598	$53,608	$54,254
Net increase in net assets resulting from operations	$19,873	$59,940	$33,744	$78,454
Basic earnings per common share	$0.18	$0.53	$0.28	$0.63
Diluted earnings per common share	$0.18	$0.52	$0.28	$0.62

	2002

	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4

Total interest and related portfolio income	$82,391	$73,193	$76,329	$78,015
Net investment income	$53,869	$42,561	$45,094	$42,401
Net increase in net assets resulting from operations	$55,961	$73,454	$45,520	$53,356
Basic earnings per common share	$0.56	$0.72	$0.44	$0.51
Diluted earnings per common share	$0.55	$0.71	$0.44	$0.51

Note 17. Litigation

      The Company is party to certain lawsuits in the normal course of business. While the outcome of these legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon the Company’s financial condition or results of operations.

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING BALANCE SHEET

	December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
ASSETS
Portfolio at value:
Private finance	$1,774,077	$110,957	$17,638	$—	$1,902,672
Commercial real estate finance	624,665	1,775	55,487	—	681,927
Investments in subsidiaries	100,879	—	—	(100,879)	—

Total portfolio at value	2,499,621	112,732	73,125	(100,879)	2,584,599
Deposits of proceeds from sales of borrowed Treasury securities	98,527	—	—	—	98,527
Accrued interest and dividends receivable	48,806	3,733	540	—	53,079
Other assets	34,187	3,818	31,493	—	69,498
Intercompany notes and receivables	75,735	20	18,921	(94,676)	—
Cash and cash equivalents	171,364	26,315	16,488	—	214,167

Total assets	$2,928,240	$146,618	$140,567	$(195,555)	$3,019,870

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable and debentures	$859,700	$94,500	$—	$—	$954,200
Revolving line of credit	—	—	—	—	—
Obligations to replenish borrowed Treasury securities	98,525	—	—	—	98,525
Accounts payable and other liabilities	26,148	3,493	16,927	—	46,568
Intercompany notes and payables	29,290	7,883	57,503	(94,676)	—

Total liabilities	1,013,663	105,876	74,430	(94,676)	1,099,293

Commitments and contingencies
Preferred stock	—	6,000	—	—	6,000
Shareholders’ equity:
Common stock	13	—	1	(1)	13
Additional paid-in capital	1,985,652	41,486	79,527	(121,013)	1,985,652
Notes receivable from sale of common stock	(18,632)	—	—	—	(18,632)
Net unrealized depreciation on portfolio	(39,055)	(36,524)	(6,772)	43,296	(39,055)
Undistributed (distributions in excess of) earnings	(13,401)	29,780	(6,619)	(23,161)	(13,401)

Total shareholders’ equity	1,914,577	34,742	66,137	(100,879)	1,914,577

Total liabilities and shareholders’ equity	$2,928,240	$146,618	$140,567	$(195,555)	$3,019,870

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Interest and Related Portfolio Income
Interest and dividends	$271,291	$13,332	$6,096	$—	$290,719
Intercompany interest	3,399	—	—	(3,399)	—
Premiums from loan dispositions	7,231	515	426	—	8,172
Income from investments in wholly owned subsidiaries	9,513	—	—	(9,513)	—
Fees and other income	12,387	663	30,448	(13,160)	30,338

Total interest and related portfolio income	303,821	14,510	36,970	(26,072)	329,229

Expenses
Interest	69,185	8,042	6	—	77,233
Intercompany interest	—	—	3,399	(3,399)	—
Employee	15,305	—	21,640	—	36,945
Administrative	21,869	54	13,624	(13,160)	22,387

Total operating expenses	106,359	8,096	38,669	(16,559)	136,565

Net investment income before income taxes	197,462	6,414	(1,699)	(9,513)	192,664
Income tax expense (benefit)	4	—	(2,470)	—	(2,466)

Net investment income	197,458	6,414	771	(9,513)	195,130

Net Realized and Unrealized Gains (Losses)
Net realized gains	73,019	2,154	174	—	75,347
Net change in unrealized appreciation or depreciation	(78,466)	(24,677)	(2,569)	27,246	(78,466)

Total net gains (losses)	(5,447)	(22,523)	(2,395)	27,246	(3,119)

Net increase (decrease) in net assets resulting from operations	$192,011	$(16,109)	$(1,624)	$17,733	$192,011

ALLIED CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATING STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2003

	Allied	Allied			Consolidated
	Capital	Investment	Others	Eliminations	Total

(in thousands)
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$192,011	$(16,109)	$(1,624)	$17,733	$192,011
Adjustments
Portfolio investments	(890,605)	(36,961)	(3,000)	—	(930,566)
Repayments of investment principal	283,178	38,721	16,254	—	338,153
Proceeds from investment sales	430,900	—	14,914	—	445,814
Change in accrued or reinvested interest and dividends	(46,223)	1,271	—	—	(44,952)
Net change in intercompany investments	2,693	86	(12,292)	9,513	—
Amortization of discounts and fees	(11,101)	(744)	—	—	(11,845)
Changes in other assets and liabilities	(3,181)	680	(3,569)	—	(6,070)
Depreciation and amortization	—	—	1,638	—	1,638
Notes received as consideration from sale of equity interests	(1,243)	(425)	—	—	(1,668)
Realized losses	11,495	6,393	1,070	—	18,958
Net change in unrealized appreciation or depreciation	78,466	24,677	2,569	(27,246)	78,466

Net cash provided by operating activities	46,390	17,589	15,960	—	79,939

Cash flows from financing activities
Sale of common stock	422,005	—	—	—	422,005
Sale of common stock upon the exercise of stock options	8,571	—	—	—	8,571
Collections of notes receivable from sale of common stock	6,072	—	—	—	6,072
Borrowings under notes payable and debentures	300,000	—	—	—	300,000
Repayments on notes payable and debentures	(140,000)	—	—	—	(140,000)
Net repayments on revolving line of credit	(204,250)	—	—	—	(204,250)
Other financing activities	(4,727)	—	—	—	(4,727)
Common stock dividends and distributions paid	(264,419)	—	—	—	(264,419)
Preferred stock dividends paid	—	(200)	(10)	—	(210)

Net cash provided by (used in) financing activities	123,252	(200)	(10)	—	123,042

Net increase in cash and cash equivalents	169,642	17,389	15,950	—	202,981
Cash and cash equivalents at beginning of year	1,722	8,926	538	—	11,186

Cash and cash equivalents at end of year	$171,364	$26,315	$16,488	$—	$214,167

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Allied Capital Corporation:

      We have audited the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries as of December 31, 2003 and 2002, including the consolidated statement of investments as of December 31, 2003, and the related consolidated statements of operations, changes in net assets and cash flows, and the financial highlights (included in Note 15), for the years ended December 31, 2003 and 2002. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. The consolidated financial statements of Allied Capital Corporation and subsidiaries for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors’ report, dated February 20, 2002, on those consolidated financial statements, was unqualified, before the revisions described in Note 2 to the consolidated financial statements, and included an emphasis paragraph that described the Company’s method of valuing investments and the inherent uncertainty of valuation as discussed in Note 2 to the consolidated financial statements.

      We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of securities owned as of December 31, 2003 and 2002. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the 2003 and 2002 consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2003 and 2002, the results of their operations, their cash flows, changes in their net assets, and financial highlights for the years then ended, in conformity with U.S. generally accepted accounting principles.

      As discussed above, the consolidated financial statements of the Company for the year ended December 31, 2001 were audited by other auditors who have ceased operations. As described in Note 2, those consolidated financial statements have been revised. We audited the revisions described in Note 2 that were applied to the 2001 consolidated financial statements. In our opinion, such revisions are appropriate and have been properly applied. However, we were not engaged to audit, review, or apply any procedures to the 2001 consolidated financial statements of the Company other than with respect to such revisions, and, accordingly, we do not express an opinion or any other form of assurance on the 2001 consolidated financial statements taken as a whole.

      Our audits were made for the purpose of forming an opinion on the 2003 and 2002 consolidated financial statements taken as a whole. The consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present the financial position, results of operations, and cash flows of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audits of the consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Washington, D.C.

February 17, 2004

Independent Auditors’ Report

      NOTE: THIS IS A COPY OF A REPORT PREVIOUSLY ISSUED BY ARTHUR ANDERSEN LLP, ALLIED CAPITAL CORPORATION’S FORMER INDEPENDENT ACCOUNTANTS. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP IN CONNECTION WITH FILING OF THE REGISTRATION STATEMENT OF WHICH THIS PROSPECTUS IS A PART.

To the Shareholders and Board of Directors of Allied Capital Corporation and Subsidiaries:

      We have audited the accompanying consolidated balance sheets of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, including the consolidated statement of investments as of December 31, 2001, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights (included in Note 15) for the year ended December 31, 2001. These consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements, financial highlights and the supplementary consolidating financial information referred to below based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts of investments. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 2, the consolidated financial statements include investments valued at $2,329,590,000 as of December 31, 2001 and $1,788,001,000 as of December 31, 2000 (172 percent and 174 percent, respectively, of net assets) whose values have been estimated by the board of directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the board of directors’ estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

      In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Allied Capital Corporation and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations, changes in net assets and cash flows for each of the three years in the period then ended, and the financial highlights for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

      Our audit was made for the purpose of forming an opinion on the consolidated financial statements taken as a whole. The supplementary consolidating balance sheet and related consolidating statements of operations and cash flows are presented for purposes of additional analysis of the consolidated financial statements rather than to present balance sheet, statement of operations and cash flows of the individual companies and are not a required part of the consolidated financial statements. This information has been subjected to the auditing procedures applied in our audit of the consolidated financial statements and in our opinion, is fairly stated in all material respects in relation to the consolidated financial statements taken as a whole.

Vienna, Virginia

February 20, 2002

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Allied Capital Corporation:

      We have reviewed the accompanying consolidated balance sheet of Allied Capital Corporation and subsidiaries, including the consolidated statement of investments, as of June 30, 2004, and the related consolidated statements of operations, the consolidated statements of changes in net assets and cash flows and the financial highlights (included in Note 15) for the six-month periods ended June 30, 2004 and 2003. These consolidated financial statements and financial highlights are the responsibility of the Company’s management.

      We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our reviews, we are not aware of any material modifications that should be made to the consolidated financial statements and financial highlights referred to above for them to be in conformity with U.S. generally accepted accounting principles.

Washington, D.C.

August 4, 2004